UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07239

Name of Registrant: Vanguard Horizon Funds

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2011 – March 31, 2012

Item 1: Reports to Shareholders

Semiannual Report | March 31, 2012
Vanguard Strategic Equity Fund

> For the six months ended March 31, 2012, Vanguard Strategic Equity Fund returned almost 30%, with small- and mid-capitalization stocks outpacing their large-cap counterparts.

> The fund outpaced the return of its benchmark and the average return of peer-group funds.

> Stock selection in energy and materials drove the fund’s performance.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	6
Fund Profile.	8
Performance Summary.	9
Financial Statements.	10
About Your Fund’s Expenses.	22
Trustees Approve Advisory Arrangement.	24
Glossary.	25

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Vanguard was named for the HMS Vanguard, flagship of British Admiral Horatio Nelson. A ship—whose performance and safety depend on the work of all hands—has served as a fitting metaphor for the Vanguard crew as we strive to help clients reach their financial goals.

Your Fund’s Total Returns

Six Months Ended March 31, 2012

Total
Returns
Vanguard Strategic Equity Fund	29.82%
MSCI US Small + Mid Cap 2200 Index	28.32
Mid-Cap Core Funds Average	26.50
Mid-Cap Core Funds Average: Derived from data provided by Lipper Inc.

Your Fund’s Performance at a Glance
September 30, 2011, Through March 31, 2012

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Strategic Equity Fund	$16.30	$20.94	$0.196	$0.000

1

Chairman’s Letter

Dear Shareholder,

The stock market made significant gains in the six months ended March 31. With investors’ appetite for risk on the rise, small- and mid-cap stocks generally outpaced their large-cap counterparts, and Vanguard Strategic Equity Fund performed even better, thanks to skillful stock selection. The fund returned 29.82%, more than a percentage point ahead of the return of its benchmark, the MSCI US Small + Mid Cap 2200 Index, and more than 3 percentage points ahead of the average return for peer funds.

A surge of optimism fueled a powerful global rally in stocks
During the past six months, optimism displaced the apprehension that had restrained stock prices through summer 2011. The broad U.S. stock market returned more than 26%. Markets abroad returned more than 15%. Investors’ good spirits reflected confidence that the slow, grinding economic expansion in the United States was at last gathering momentum, and that Europe’s debt crisis could be contained.

By the end of the period, however, that confidence had begun to evaporate in the face of ambiguous economic reports and renewed concern about Europe. The abrupt mood swing was consistent with the financial markets’ volatility since the 2008–2009 financial crisis.

2

Aside from munis, most bonds saw subdued six-month returns
The broad taxable bond market produced a modest six-month return of 1.43%. In general, interest rates remained more or less steady at very low levels. In some segments of the bond market, however, yields crept lower still, boosting bond prices. The broad municipal bond market, for example, produced a solid six-month return of 3.91% as investors bid up muni prices.

As it has since December 2008, the Federal Reserve Board kept its target for the shortest-term interest rates between 0% and 0.25%. That policy has kept a tight lid on the returns available from money market funds and savings accounts.

Good stock selection, good market performance
With Greece apparently stepping back from the brink and the U.S. economy seeming to gain traction, domestic stocks rose higher across all sectors and market capitalization segments during the period. Within the small- and mid-cap segment, sector returns ranged from 4.5% for telecommunication services and 8.6% for utilities to more than 30% for sectors more sensitive to the economic cycle, including industrials, materials, consumer discretionary, and information technology.

While the fund’s benchmark benefited from the overall upswing in the market, the fund did even better, thanks to strong security selection by the fund’s advisor.

Market Barometer

			Total Returns
		Periods Ended March 31, 2012
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	26.27%	7.86%	2.19%
Russell 2000 Index (Small-caps)	29.83	-0.18	2.13
Dow Jones U.S. Total Stock Market Index	26.60	7.16	2.47
MSCI All Country World Index ex USA (International)	15.37	-7.18	-1.56

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	1.43%	7.71%	6.25%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	3.91	12.07	5.42
Citigroup Three-Month U.S. Treasury Bill Index	0.00	0.05	1.11

CPI
Consumer Price Index	1.10%	2.65%	2.24%

3

Vanguard’s Equity Investment Group maintains sector weightings very close to those of the fund’s benchmark but uses sophisticated computer models to identify and invest in a limited number of stocks in each sector. Its models seek to identify stocks with attractive valuations, positive earnings momentum, and strong balance sheets. The fund held about 400 stocks during the six-month period; its benchmark comprises around 2,200 stocks.

The strength of the fund’s security selection was notable in the energy sector, where the fund’s holdings returned better than 43%, compared with about 27% for the benchmark. The fund’s return was driven by strong stock choices in the oil and gas segment, which benefited from an increase in the price of oil from less than

$80 to more than $100 per barrel during the six months. At the same time, the fund benefited from largely avoiding the coal segment, where prospects dimmed in the face of rapidly expanding supplies of cheap natural gas.

Within materials, the fund’s concentration on chemical companies allowed this sector to outperform. Information technology was another sector where the fund bested its benchmark; its holdings in computers and peripherals were helped by robust business spending.

Stock selection in health care was the main detractor from performance, largely because of missed opportunities among a few biotechnology and pharmaceutical stocks.

Expense Ratios
Your Fund Compared With Its Peer Group

		Peer Group
	Fund	Average
Strategic Equity Fund	0.33%	1.28%

The fund expense ratio shown is from the prospectus dated January 26, 2012, and represents estimated costs for the current fiscal year. For the six months ended March 31, 2012, the fund’s annualized expense ratio was 0.30%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2011.

Peer group: Mid-Cap Core Funds.

4

Staying the course has its advantages
Ups and downs in the market, as all seasoned investors know, are part and parcel of investing. The level of volatility seen last summer, however, as U.S. government debt was downgraded and the possibility of European government defaults loomed large, was unnerving to say the least.

Yet investors who rode out the storm were there to benefit from the strong upswing that followed. We believe that investors are best served by maintaining, through good markets and bad, a portfolio that is diversified across and within asset classes and that is consistent with their tolerance for risk.

Vanguard Strategic Equity Fund can play an important role in such a portfolio as it affords investors broad exposure to both small- and mid-cap U.S. stocks identified by our Equity Investment Group as having improving fundamentals and attractive valuations. And it does so at a low cost, which leaves more of the fund’s return in your pocket.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
April 19, 2012

5

Advisor’s Report

For the six months ended March 31, 2012, the Strategic Equity Fund returned a robust 29.82%, outperforming its benchmark, the MSCI US Small + Mid Cap 2200 Index, by 1.5 percentage points. The fund also outperformed the broad market as risk appetites increased due to brighter economic news, increased investor confidence, and coordinated action by central banks.

At the sector level, industrials, materials, and consumer discretionary companies led mid- and small-cap results. Telecommunications and utilities were the laggards for the period. All ten sectors posted positive returns. These results mirrored trends in the broader market, where more economically sensitive sectors generally outperformed more defensive ones.

Since the equity market started its current rally last fall, investor concerns regarding a possible double-dip recession, slowing growth in China, and Europe’s troubles appear to have eased. Against this backdrop, data showing improvements in U.S. employment and housing and continued strength in U.S. manufacturing activity seem to have whetted investor appetite for equities. Valuations of U.S. stocks relative to bonds, measured by comparing earnings yields of stocks with coupon yields of 10-year U.S. Treasury bonds, indicate a level of attractiveness not seen since the early 1970s.

Although market volatility declined more than 60% during the period to below-average levels, it will likely stay with us for a while. U.S. budget and deficit problems remain unresolved, world economic growth is uncertain, and the outcome of the presidential election is still months away. (Volatility is measured by the CBOE Volatility Index, or VIX.)

Although overall portfolio performance is affected by the macroeconomic factors described above, our approach to investing focuses on specific stock fundamentals. Our model consists of these five components:

1. Valuation, which measures the price we pay for earnings and cash flows.

2. Growth, which considers the growth of earnings.

3. Management decisions, an assessment of the actions taken by company management that signal its informed opinions of a firm’s future.

4. Market sentiment, which captures how investors reflect their opinions of a company through their activity in the market.

5. Quality, which measures balancesheet strength and the sustainability of earnings.

6

Our risk-control process then neutralizes our exposure to market-capitalization, volatility, and industry risks relative to our benchmark. In our view, such risk exposures are not justified by the rewards available. The effect of these risk controls can be seen by analyzing the fund’s tracking error (a measure of performance volatility relative to its benchmark). The trailing 3-year tracking error of 2.35% is well within an acceptable range given the risk tolerance of this fund.

For the fiscal half-year, our stock selection model produced mixed results. Our management decisions and quality components were effective in distinguishing outperformers from underperformers, but our growth indicator was flat. Our market-sentiment and valuation indicators were not effective and, in fact, detracted from our results.

Our stock selection results were positive in seven out of ten sectors, neutral in two, and negative in one. Company selections within energy, materials, and consumer staples added most to our relative returns. In energy, Pioneer Natural Resources, CVR Energy, and Core Laboratories were the largest contributors. In materials, Rockwood Holdings, Eastman Chemical, and CF Industries boosted results. In consumer staples, Herbalife, and B&G Foods were the top performers. Selection results were disappointing in health care; most of our underperformance in this sector resulted from underweighted positions in Regeneron Pharmaceuticals and Pharmasset.

While we cannot predict how broader political or economic events will affect the markets, we are confident that the stock market can provide worthwhile returns for long-term investors. With that in mind, we believe that equity exposure will continue to play an important part in a diversified investment plan.

We thank you for your investment and look forward to the second half of the fiscal year.

James D. Troyer, CFA Principal and Portfolio Manager

James P. Stetler Principal and Portfolio Manager

Michael R. Roach, CFA Portfolio Manager
Vanguard Equity Investment Group

April 12, 2012

7

Strategic Equity Fund

Fund Profile
As of March 31, 2012

Portfolio Characteristics
		MSCI US
		Small +	DJ
		Mid Cap	U.S. Total
		2200	Market
	Fund	Index	Index
Number of Stocks	389	2,176	3,716
Median Market Cap	$3.8B	$4.2B	$35.6B
Price/Earnings Ratio	15.6x	22.2x	17.1x
Price/Book Ratio	2.4x	2.1x	2.3x
Return on Equity	11.5%	12.2%	18.1%
Earnings Growth Rate 12.1%		6.7%	8.5%
Dividend Yield	1.2%	1.4%	1.9%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	64%	—	—
Ticker Symbol	VSEQX	—	—
Expense Ratio[1]	0.33%	—	—
30-Day SEC Yield	0.95%	—	—
Short-Term Reserves	0.3%	—	—

Sector Diversification (% of equity exposure)
		MSCI US
		Small +	DJ
		Mid Cap	U.S. Total
		2200	Market
	Fund	Index	Index
Consumer
Discretionary	16.8%	16.4%	12.0%
Consumer Staples	5.0	4.4	9.4
Energy	7.6	7.0	10.5
Financials	18.5	18.9	15.9
Health Care	10.7	10.8	11.5
Industrials	13.6	14.1	11.0
Information
Technology	16.3	16.1	19.8
Materials	6.4	6.5	4.0
Telecommunication
Services	0.7	1.0	2.5
Utilities	4.4	4.8	3.4

Volatility Measures
	MSCI US
	Small +	DJ
	Mid Cap	U.S. Total
	2200	Market
	Index	Index
R-Squared	0.99	0.94
Beta	1.00	1.21

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)

Limited Brands Inc.	Apparel Retail	1.1%
CF Industries Holdings	Fertilizers &
Inc.	Agricultural
	Chemicals	1.1
Seagate Technology plc	Computer Storage
	& Peripherals	1.1
KLA-Tencor Corp.	Semiconductor
	Equipment	1.0
Western Digital Corp.	Computer Storage
	& Peripherals	1.0
Pioneer Natural	Oil & Gas
Resources Co.	Exploration &
	Production	1.0
AmerisourceBergen	Health Care
Corp.	Distributors	1.0
Herbalife Ltd.	Personal Products	1.0
Alliance Data Systems	Data Processing &
Corp.	Outsourced
	Services	1.0
Tempur-Pedic
International Inc.	Home Furnishings	1.0
Top Ten		10.3%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated January 26, 2012, and represents estimated costs for the current fiscal year. For the six months ended March 31, 2012, the annualized expense ratio was 0.30%.

8

Strategic Equity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 2001, Through March 31, 2012
Spliced Small and Mid Cap Index: Russell 2800 Index through May 31, 2003; MSCI US Small + Mid Cap 2200 Index thereafter.
Note: For 2012, performance data reflect the six months ended March 31, 2012.

Average Annual Total Returns: Periods Ended March 31, 2012

	Inception	One	Five	Ten
	Date	Year	Years	Years
Strategic Equity Fund	8/14/1995	4.34%	0.27%	6.69%

See Financial Highlights for dividend and capital gains information.

9

Strategic Equity Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (99.4%)[1]
Consumer Discretionary (16.7%)
	Limited Brands Inc.	773,850	37,145
*	Tempur-Pedic
	International Inc.	387,949	32,755
	Polaris Industries Inc.	436,782	31,514
	Dillard’s Inc. Class A	458,920	28,921
*	Dollar Tree Inc.	282,820	26,724
*	Goodyear Tire &
	Rubber Co.	2,068,700	23,211
	Domino’s Pizza Inc.	582,420	21,142
	Wyndham
	Worldwide Corp.	445,900	20,739
	Garmin Ltd.	435,200	20,433
	Advance Auto Parts Inc.	227,300	20,132
	Virgin Media Inc.	698,300	17,444
*	Coinstar Inc.	260,390	16,548
	Ulta Salon Cosmetics &
	Fragrance Inc.	172,700	16,042
	Sotheby’s	377,220	14,840
	Dana Holding Corp.	933,000	14,461
*	Sirius XM Radio Inc.	5,826,300	13,459
	Buckle Inc.	263,400	12,617
*	Liz Claiborne Inc.	895,300	11,961
*	O’Reilly Automotive Inc.	124,600	11,382
	Brinker International Inc.	404,250	11,137
	Signet Jewelers Ltd.	234,000	11,063
^	Weight Watchers
	International Inc.	137,720	10,631
*	Tenneco Inc.	277,995	10,327
*	Crocs Inc.	491,000	10,272
*	Iconix Brand Group Inc.	520,300	9,043
*,^	ITT Educational
	Services Inc.	128,700	8,512
	Harley-Davidson Inc.	170,000	8,344
	Bob Evans Farms Inc.	206,751	7,799
*	AMC Networks Inc.
	Class A	154,425	6,892
	Ameristar Casinos Inc.	367,800	6,852

			Market
			Value
		Shares	($000)
*	Express Inc.	251,500	6,282
	Sinclair Broadcast
	Group Inc. Class A	502,640	5,559
*	Cheesecake Factory Inc.	185,500	5,452
	Sturm Ruger & Co. Inc.	108,200	5,313
*	Helen of Troy Ltd.	152,500	5,186
	Expedia Inc.	132,850	4,442
	Ross Stores Inc.	69,524	4,039
	PetSmart Inc.	68,200	3,902
	Foot Locker Inc.	125,000	3,881
	Regal Entertainment Group
	Class A	257,500	3,502
	Aaron’s Inc.	106,200	2,751
	Standard Motor
	Products Inc.	145,150	2,575
*	Vitamin Shoppe Inc.	54,800	2,423
*	Pier 1 Imports Inc.	125,900	2,289
	Blyth Inc.	26,700	1,998
*	Liberty Interactive Corp.
	Class A	86,900	1,659
*	Red Robin Gourmet
	Burgers Inc.	43,300	1,610
	Service Corp. International	128,200	1,443
	Interpublic Group
	of Cos. Inc.	113,400	1,294
*	Journal
	Communications Inc.
	Class A	215,261	1,212
*	BorgWarner Inc.	13,900	1,172
	DSW Inc. Class A	21,100	1,156
*	AFC Enterprises Inc.	60,045	1,018
	Cato Corp. Class A	36,294	1,003
*	American Public
	Education Inc.	26,200	996
			564,499
Consumer Staples (5.0%)
	Herbalife Ltd.	482,478	33,204
	Dr Pepper Snapple
	Group Inc.	772,908	31,079
	Whole Foods Market Inc.	273,000	22,714

10

Strategic Equity Fund

			Market
			Value
		Shares	($000)
*	Constellation Brands Inc.
	Class A	638,900	15,072
*	Dean Foods Co.	1,240,604	15,024
	B&G Foods Inc. Class A	471,620	10,616
*	Monster Beverage Corp.	155,854	9,677
	Lancaster Colony Corp.	108,519	7,212
*	Boston Beer Co. Inc.
	Class A	62,000	6,621
	Safeway Inc.	276,000	5,578
*	Energizer Holdings Inc.	50,100	3,716
*	Smithfield Foods Inc.	155,677	3,429
	Andersons Inc.	36,700	1,787
	SUPERVALU Inc.	204,100	1,165
	Cal-Maine Foods Inc.	26,000	995
	Nu Skin Enterprises Inc.
	Class A	15,000	869
			168,758
Energy (7.6%)
	Pioneer Natural
	Resources Co.	299,300	33,399
*	Tesoro Corp.	1,055,000	28,316
*	CVR Energy Inc.	985,850	26,372
	Helmerich & Payne Inc.	482,092	26,009
	Core Laboratories NV	192,000	25,261
	Western Refining Inc.	1,035,300	19,484
*	Rosetta Resources Inc.	311,645	15,196
*	Denbury Resources Inc.	616,800	11,244
*	Superior Energy
	Services Inc.	399,951	10,543
*	Stone Energy Corp.	323,212	9,241
	HollyFrontier Corp.	219,200	7,047
	Range Resources Corp.	120,700	7,018
*	SEACOR Holdings Inc.	70,600	6,762
*	Helix Energy Solutions
	Group Inc.	354,800	6,315
	W&T Offshore Inc.	158,250	3,336
	Kinder Morgan
	Management LLC	40,378	3,013
*	Plains Exploration &
	Production Co.	58,000	2,474
	Crosstex Energy Inc.	172,475	2,439
*	Cloud Peak Energy Inc.	151,300	2,410
*	OYO Geospace Corp.	17,250	1,817
*	Contango Oil & Gas Co.	29,000	1,708
*	Energy Partners Ltd.	101,600	1,688
	Delek US Holdings Inc.	105,300	1,633
	Alon USA Energy Inc.	157,800	1,428
*	Swift Energy Co.	34,300	996
	Berry Petroleum Co.
	Class A	18,800	886
	Cabot Oil & Gas Corp.	21,400	667
			256,702

			Market
			Value
		Shares	($000)
Financials (18.4%)
	Torchmark Corp.	635,595	31,684
*	Arch Capital Group Ltd.	771,726	28,739
	Discover Financial Services	816,225	27,213
	American Financial
	Group Inc.	539,689	20,821
*	World Acceptance Corp.	338,783	20,751
	KeyCorp	2,401,630	20,414
*	NASDAQ OMX Group Inc.	729,200	18,886
	Kimco Realty Corp.	828,000	15,947
	Commerce Bancshares Inc.	388,530	15,743
	Bank of the Ozarks Inc.	483,720	15,121
	Moody’s Corp.	356,400	15,004
	Digital Realty Trust Inc.	201,200	14,883
	Camden Property Trust	208,900	13,735
	Taubman Centers Inc.	178,750	13,040
	CBL & Associates
	Properties Inc.	679,874	12,863
	Extra Space Storage Inc.	445,840	12,836
	Northwest Bancshares Inc.	948,000	12,040
	Post Properties Inc.	256,600	12,024
	Douglas Emmett Inc.	525,300	11,982
	Hospitality Properties Trust	445,200	11,785
	Lexington Realty Trust	1,268,300	11,402
	Sun Communities Inc.	260,743	11,298
*	Forest City Enterprises Inc.
	Class A	656,805	10,286
	Brandywine Realty Trust	870,832	9,997
	Entertainment
	Properties Trust	215,200	9,981
	Cash America
	International Inc.	207,300	9,936
	Assured Guaranty Ltd.	571,200	9,436
	Huntington
	Bancshares Inc.	1,459,000	9,411
	ProAssurance Corp.	99,800	8,793
	Assurant Inc.	216,300	8,760
*	Credit Acceptance Corp.	85,779	8,665
*	First Industrial Realty
	Trust Inc.	687,825	8,495
*	Strategic Hotels &
	Resorts Inc.	1,279,200	8,417
	American Campus
	Communities Inc.	178,000	7,960
	Allied World Assurance Co.
	Holdings AG	107,800	7,403
*	Altisource Portfolio
	Solutions SA	119,709	7,259
	Nelnet Inc. Class A	278,312	7,211
	BOK Financial Corp.	127,221	7,160
	Colonial Properties Trust	313,160	6,805
*	Ezcorp Inc. Class A	196,709	6,384
	DCT Industrial Trust Inc.	1,043,500	6,157

11

Strategic Equity Fund

			Market
			Value
		Shares	($000)
	International
	Bancshares Corp.	238,425	5,043
	UMB Financial Corp.	109,088	4,880
	Omega Healthcare
	Investors Inc.	222,700	4,735
	Liberty Property Trust	123,500	4,411
	City Holding Co.	125,905	4,371
	Provident Financial
	Services Inc.	293,425	4,264
	People’s United
	Financial Inc.	312,600	4,139
	Amtrust Financial
	Services Inc.	130,400	3,505
	Cathay General Bancorp	185,510	3,284
	Erie Indemnity Co. Class A	42,100	3,281
	First Horizon National Corp.	316,000	3,280
	Fulton Financial Corp.	306,600	3,219
	Highwoods Properties Inc.	96,046	3,200
	CVB Financial Corp.	255,300	2,997
	First Financial
	Bankshares Inc.	85,032	2,994
	Republic Bancorp Inc.
	Class A	106,911	2,557
*	American Capital Ltd.	288,089	2,498
	CubeSmart	200,900	2,391
	Prosperity Bancshares Inc.	47,900	2,194
	Umpqua Holdings Corp.	154,000	2,088
*	iStar Financial Inc.	279,055	2,023
	Webster Financial Corp.	82,500	1,870
	Ramco-Gershenson
	Properties Trust	148,300	1,812
	First Citizens
	BancShares Inc. Class A	9,300	1,699
	Bancfirst Corp.	38,783	1,689
*	Texas Capital
	Bancshares Inc.	48,400	1,676
	American Capital
	Agency Corp.	51,300	1,515
	Oritani Financial Corp.	94,900	1,393
	Apartment Investment &
	Management Co.	51,300	1,355
	RLI Corp.	18,300	1,311
	Southside Bancshares Inc.	53,966	1,193
	Old National Bancorp	87,200	1,146
	AvalonBay Communities Inc.	7,600	1,074
*	Investors Bancorp Inc.	71,400	1,072
	Ashford Hospitality
	Trust Inc.	110,790	998
	NBT Bancorp Inc.	41,330	913
	Camden National Corp.	25,345	891
*	Rouse Properties Inc.	63,100	854
	MFA Financial Inc.	92,300	690
			621,232

			Market
			Value
		Shares	($000)
Health Care (10.6%)
	AmerisourceBergen Corp.
	Class A	841,604	33,395
*	Watson
	Pharmaceuticals Inc.	468,000	31,384
*	WellCare Health Plans Inc.	434,100	31,203
	Perrigo Co.	282,650	29,201
	Omnicare Inc.	816,600	29,046
	Humana Inc.	312,400	28,891
	Cooper Cos. Inc.	323,015	26,394
*	Mylan Inc.	896,800	21,030
*	Cubist Pharmaceuticals Inc.	290,900	12,581
*	Health Net Inc.	303,900	12,071
*	Salix Pharmaceuticals Ltd.	183,305	9,623
*	Magellan Health
	Services Inc.	188,600	9,206
*	Charles River Laboratories
	International Inc.	234,900	8,478
*	Medicines Co.	400,975	8,048
*	Alexion
	Pharmaceuticals Inc.	80,300	7,457
	Medicis
	Pharmaceutical Corp.
	Class A	180,700	6,792
*	Idenix Pharmaceuticals Inc.	656,178	6,424
*	LifePoint Hospitals Inc.	143,135	5,645
*	Akorn Inc.	447,367	5,234
*	Viropharma Inc.	160,600	4,829
*	Par
	Pharmaceutical Cos. Inc.	109,221	4,230
*	Centene Corp.	60,300	2,953
*	Thoratec Corp.	83,400	2,811
*	Health Management
	Associates Inc. Class A	361,348	2,428
*	Arthrocare Corp.	85,200	2,288
*	Vertex
	Pharmaceuticals Inc.	55,500	2,276
*	Mettler-Toledo
	International Inc.	10,291	1,901
	Ensign Group Inc.	67,000	1,820
*	Spectrum
	Pharmaceuticals Inc.	133,900	1,691
	Universal American Corp.	130,700	1,409
	PDL BioPharma Inc.	185,400	1,177
*	Genomic Health Inc.	38,408	1,176
*	Greatbatch Inc.	47,400	1,162
	Chemed Corp.	18,200	1,141
*	Jazz Pharmaceuticals plc	19,200	931
	Computer Programs &
	Systems Inc.	15,100	853
*	Bio-Rad Laboratories Inc.
	Class A	8,200	850
*	RTI Biologics Inc.	166,700	617
			358,646

12

Strategic Equity Fund

			Market
			Value
		Shares	($000)
Industrials (13.5%)
*	United Rentals Inc.	682,162	29,258
	KBR Inc.	786,200	27,949
*	BE Aerospace Inc.	583,850	27,132
	Gardner Denver Inc.	394,652	24,871
	Iron Mountain Inc.	840,600	24,209
	Pitney Bowes Inc.	1,228,650	21,600
	Sauer-Danfoss Inc.	406,923	19,125
	Towers Watson & Co.
	Class A	265,100	17,515
*	Delta Air Lines Inc.	1,606,200	15,917
	Triumph Group Inc.	236,866	14,842
	Cintas Corp.	281,300	11,004
	Toro Co.	148,200	10,539
*	AGCO Corp.	222,950	10,525
*	Alaska Air Group Inc.	279,790	10,022
	Textron Inc.	344,800	9,596
*	Colfax Corp.	260,900	9,194
	Kennametal Inc.	190,600	8,487
*	EnerSys	242,357	8,398
	Applied Industrial
	Technologies Inc.	179,200	7,370
	Cubic Corp.	148,520	7,022
	HEICO Corp.	125,700	6,485
*	Moog Inc. Class A	126,500	5,426
*	Avis Budget Group Inc.	379,900	5,376
	Barnes Group Inc.	202,000	5,315
*	US Airways Group Inc.	675,000	5,123
	NACCO Industries Inc.
	Class A	44,000	5,120
*	Trimas Corp.	225,800	5,056
*	Generac Holdings Inc.	199,800	4,905
	AO Smith Corp.	108,500	4,877
	Amerco Inc.	45,740	4,826
*	Dollar Thrifty Automotive
	Group Inc.	59,640	4,825
	Macquarie
	Infrastructure Co. LLC	141,900	4,681
*	Consolidated Graphics Inc.	102,073	4,619
	Donaldson Co. Inc.	126,800	4,531
*	Corrections Corp. of
	America	161,300	4,405
*	JetBlue Airways Corp.	847,500	4,144
	Werner Enterprises Inc.	154,737	3,847
	Belden Inc.	99,300	3,764
	Aircastle Ltd.	285,200	3,491
	Ceradyne Inc.	95,300	3,103
*	Hexcel Corp.	125,400	3,011
*	KAR Auction Services Inc.	178,000	2,885
	Armstrong World
	Industries Inc.	58,800	2,868
	Crane Co.	55,400	2,687
*	United Continental
	Holdings Inc.	122,100	2,625

			Market
			Value
		Shares	($000)
	Steelcase Inc. Class A	255,700	2,455
*	General Cable Corp.	83,500	2,428
*	Nielsen Holdings NV	79,700	2,402
	Standex International Corp.	57,750	2,379
*	Thomas & Betts Corp.	32,800	2,359
	Mueller Industries Inc.	48,800	2,218
	Hubbell Inc. Class B	27,000	2,122
	Deluxe Corp.	86,113	2,017
	Primoris Services Corp.	93,500	1,502
*	WESCO International Inc.	22,000	1,437
	Actuant Corp. Class A	49,100	1,423
*	Blount International Inc.	84,082	1,402
	ITT Corp.	56,500	1,296
	United Stationers Inc.	39,922	1,239
*	Huntington Ingalls
	Industries Inc.	29,100	1,171
	JB Hunt Transport
	Services Inc.	20,000	1,087
	G&K Services Inc. Class A	31,100	1,064
*	RSC Holdings Inc.	46,300	1,046
*	Huron Consulting
	Group Inc.	26,100	980
*	Orbital Sciences Corp.	68,700	903
*	ICF International Inc.	35,000	888
	Franklin Electric Co. Inc.	17,600	864
*	Taser International Inc.	170,000	738
			457,990
Information Technology (16.2%)
	Seagate Technology plc	1,327,150	35,767
	KLA-Tencor Corp.	638,475	34,746
*	Western Digital Corp.	814,300	33,704
*	Alliance Data
	Systems Corp.	260,600	32,825
*	Gartner Inc.	706,269	30,115
*	Anixter International Inc.	412,108	29,890
	IAC/InterActiveCorp	499,500	24,521
*	CACI International Inc.
	Class A	349,000	21,739
*	Electronic Arts Inc.	1,298,500	21,399
*	Fiserv Inc.	282,900	19,630
*	Cadence Design
	Systems Inc.	1,598,200	18,923
*	LSI Corp.	2,000,700	17,366
*	Avnet Inc.	456,000	16,594
	Cypress
	Semiconductor Corp.	875,200	13,679
*	FEI Co.	240,900	11,831
	Lexmark International Inc.
	Class A	353,806	11,761
	Avago Technologies Ltd.	285,600	11,130
*	Freescale Semiconductor
	Holdings I Ltd.	658,150	10,129
*	Tech Data Corp.	182,700	9,913

13

Strategic Equity Fund

			Market
			Value
		Shares	($000)
*	Kulicke & Soffa
	Industries Inc.	712,600	8,858
*	Advanced Micro
	Devices Inc.	1,044,535	8,377
	Jabil Circuit Inc.	332,900	8,362
*	Cardtronics Inc.	283,896	7,452
	OPNET	236,574	6,861
	Fair Isaac Corp.	155,500	6,827
	DST Systems Inc.	103,230	5,598
*	Lattice
	Semiconductor Corp.	855,850	5,503
*	Fairchild Semiconductor
	International Inc. Class A	357,290	5,252
*	Silicon Graphics
	International Corp.	500,588	4,846
	Plantronics Inc.	110,900	4,465
*	Insight Enterprises Inc.	198,800	4,360
*	SYNNEX Corp.	113,274	4,320
	Diebold Inc.	105,800	4,075
*	Aspen Technology Inc.	195,500	4,014
*	Manhattan Associates Inc.	79,200	3,764
*	Ultratech Inc.	115,400	3,344
*	Teradyne Inc.	186,917	3,157
*	Netgear Inc.	81,106	3,098
	MAXIMUS Inc.	74,940	3,048
*	Novellus Systems Inc.	51,400	2,565
*	JDA Software Group Inc.	87,900	2,416
*	Mentor Graphics Corp.	150,000	2,229
*	Stamps.com Inc.	76,900	2,144
*	Plexus Corp.	58,900	2,061
*	Electronics for Imaging Inc.	122,300	2,033
*	Unisys Corp.	92,400	1,822
*	Integrated Device
	Technology Inc.	249,800	1,786
*	BMC Software Inc.	43,800	1,759
*	CommVault Systems Inc.	33,900	1,683
*	Formfactor Inc.	267,200	1,491
*	Monolithic Power
	Systems Inc.	75,600	1,487
	NIC Inc.	115,750	1,404
	Heartland Payment
	Systems Inc.	47,600	1,373
	MercadoLibre Inc.	14,000	1,369
*	Liquidity Services Inc.	26,500	1,187
	MKS Instruments Inc.	34,400	1,016
	Blackbaud Inc.	30,300	1,007
*	Flextronics
	International Ltd.	134,670	974
*	Quantum Corp.	340,600	892
*	Brightpoint Inc.	105,000	845
*	Anadigics Inc.	334,200	792
*	Ceva Inc.	34,800	790
			546,368

			Market
			Value
		Shares	($000)
Materials (6.3%)
	CF Industries Holdings Inc.	198,500	36,256
	Eastman Chemical Co.	622,736	32,189
	Domtar Corp.	310,125	29,580
*	Rockwood Holdings Inc.	534,010	27,849
*	Coeur d’Alene Mines Corp.	697,300	16,554
	Buckeye Technologies Inc.	279,608	9,498
*	WR Grace & Co.	144,800	8,370
	Westlake Chemical Corp.	127,386	8,253
	Innophos Holdings Inc.	162,985	8,169
*	Graphic Packaging
	Holding Co.	999,019	5,515
*	Georgia Gulf Corp.	134,900	4,705
	Sherwin-Williams Co.	35,900	3,901
	Noranda Aluminum
	Holding Corp.	366,600	3,655
*	KapStone Paper and
	Packaging Corp.	161,600	3,184
	Neenah Paper Inc.	93,600	2,784
	Haynes International Inc.	43,100	2,730
*	Innospec Inc.	87,200	2,649
*	TPC Group Inc.	48,540	2,146
*	LSB Industries Inc.	52,400	2,039
	Schweitzer-Mauduit
	International Inc.	27,589	1,905
	NewMarket Corp.	5,222	979
	Albemarle Corp.	14,600	933
			213,843
Telecommunication Services (0.7%)
*	MetroPCS
	Communications Inc.	2,050,587	18,496
*	Vonage Holdings Corp.	2,490,680	5,504
	Consolidated
	Communications
	Holdings Inc.	61,874	1,215
			25,215
Utilities (4.4%)
	CMS Energy Corp.	1,346,062	29,613
	CenterPoint Energy Inc.	820,300	16,176
	Portland General
	Electric Co.	554,800	13,859
	Northeast Utilities	367,720	13,650
	DTE Energy Co.	223,350	12,291
	Southwest Gas Corp.	271,640	11,610
	PNM Resources Inc.	567,935	10,393
	El Paso Electric Co.	296,600	9,637
	TECO Energy Inc.	485,500	8,520
	ONEOK Inc.	92,345	7,541
	NSTAR	81,255	3,951
	NorthWestern Corp.	88,397	3,135
	WGL Holdings Inc.	44,671	1,818
	Vectren Corp.	39,700	1,154
	Pinnacle West Capital Corp.	23,700	1,135

14

Strategic Equity Fund

		Market
		Value
	Shares	($000)
MGE Energy Inc.	25,000	1,110
Laclede Group Inc.	27,600	1,077
Ameren Corp.	28,700	935
		147,605
Total Common Stocks
(Cost $2,704,480)		3,360,858
Temporary Cash Investments (1.0%)[1]
Money Market Fund (0.9%)
[2,3] Vanguard Market
Liquidity Fund,
0.123%	32,869,993	32,870

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.1%)
[4,5] Fannie Mae
Discount Notes,
0.040%, 4/24/12	1,000	1,000
[4,5] Freddie Mac
Discount Notes,
0.050%, 4/4/12	1,000	1,000
[4,5] Freddie Mac
Discount Notes,
0.050%, 4/24/12	600	600
		2,600
Total Temporary Cash Investments
(Cost $35,470)		35,470
Total Investments (100.4%)
(Cost $2,739,950)		3,396,328

Market
Value
($000)
Other Assets and Liabilities (-0.4%)
Other Assets	8,326
Liabilities[3]	(22,774)
(14,448)
Net Assets (100%)
Applicable to 161,481,005 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	3,381,880
Net Asset Value Per Share	$20.94

At March 31, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	3,879,369
Overdistributed Net Investment Income	(982)
Accumulated Net Realized Losses	(1,153,059)
Unrealized Appreciation (Depreciation)
Investment Securities	656,378
Futures Contracts	174
Net Assets	3,381,880

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $3,473,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100% and 0.4%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
3 Includes $3,636,000 of collateral received for securities on loan.
4 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury in exchange for senior preferred stock.
5 Securities with a value of $2,600,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

15

Strategic Equity Fund

Statement of Operations

Six Months Ended
March 31, 2012
($000)
Investment Income
Income
Dividends	23,000
Interest[1]	15
Security Lending	336
Total Income	23,351
Expenses
The Vanguard Group—Note B
Investment Advisory Services	341
Management and Administrative	4,056
Marketing and Distribution	304
Custodian Fees	28
Shareholders’ Reports	6
Trustees’ Fees and Expenses	2
Total Expenses	4,737
Net Investment Income	18,614
Realized Net Gain (Loss)
Investment Securities Sold	123,503
Futures Contracts	3,296
Realized Net Gain (Loss)	126,799
Change in Unrealized Appreciation (Depreciation)
Investment Securities	654,963
Futures Contracts	1,646
Change in Unrealized Appreciation (Depreciation)	656,609
Net Increase (Decrease) in Net Assets Resulting from Operations	802,022
1 Interest income from an affiliated company of the fund was $15,000.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Strategic Equity Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	18,614	36,888
Realized Net Gain (Loss)	126,799	521,680
Change in Unrealized Appreciation (Depreciation)	656,609	(474,353)
Net Increase (Decrease) in Net Assets Resulting from Operations	802,022	84,215
Distributions
Net Investment Income	(32,559)	(41,795)
Realized Capital Gain	—	—
Total Distributions	(32,559)	(41,795)
Capital Share Transactions
Issued	150,599	421,286
Issued in Lieu of Cash Distributions	30,266	39,080
Redeemed	(324,906)	(849,470)
Net Increase (Decrease) from Capital Share Transactions	(144,041)	(389,104)
Total Increase (Decrease)	625,422	(346,684)
Net Assets
Beginning of Period	2,756,458	3,103,142
End of Period[1]	3,381,880	2,756,458
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($982,000) and $12,963,000.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Strategic Equity Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2012	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$16.30	$16.30	$14.52	$16.42	$24.94	$23.07
Investment Operations
Net Investment Income	.113	.210	.221	.184	.240	.270
Net Realized and Unrealized Gain (Loss)
on Investments	4.723	.017	1.759	(1.843)	(6.090)	2.840
Total from Investment Operations	4.836	.227	1.980	(1.659)	(5.850)	3.110
Distributions
Dividends from Net Investment Income	(.196)	(.227)	(.200)	(.241)	(.240)	(.260)
Distributions from Realized Capital Gains	—	—	—	—	(2.430)	(.980)
Total Distributions	(.196)	(.227)	(.200)	(.241)	(2.670)	(1.240)
Net Asset Value, End of Period	$20.94	$16.30	$16.30	$14.52	$16.42	$24.94

Total Return[1]	29.82%	1.23%	13.71%	-9.66%	-25.37%	13.76%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,382	$2,756	$3,103	$3,549	$4,822	$7,699
Ratio of Total Expenses to
Average Net Assets	0.30%	0.30%	0.30%	0.30%	0.25%	0.30%
Ratio of Net Investment Income to
Average Net Assets	1.17%	1.09%	1.37%	1.47%	1.09%	1.03%
Portfolio Turnover Rate	64%	73%	60%	60%	79%	75%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Strategic Equity Fund

Notes to Financial Statements

Vanguard Strategic Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2008–2011), and for the period ended March 31, 2012, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

19

Strategic Equity Fund

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2012, the fund had contributed capital of $497,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.20% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of March 31, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	3,360,858	—	—
Temporary Cash Investments	32,870	2,600	—
Futures Contracts—Liabilities[1]	(64)	—	—
Total	3,393,664	2,600	—
1 Represents variation margin on the last day of the reporting period.

D. At March 31, 2012, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini Russell 2000 Index	June 2012	196	16,223	149
E-mini S&P MidCap 400 Index	June 2012	69	6,847	25

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

20

Strategic Equity Fund

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at September 30, 2011, the fund had available capital loss carryforwards totaling $1,281,317,000 to offset future net capital gains of $236,621,000 through September 30, 2017, and $1,044,696,000 through September 30, 2018. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending September 30, 2012; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At March 31, 2012, the cost of investment securities for tax purposes was $2,739,950,000. Net unrealized appreciation of investment securities for tax purposes was $656,378,000, consisting of unrealized gains of $729,787,000 on securities that had risen in value since their purchase and $73,409,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended March 31, 2012, the fund purchased $1,005,409,000 of investment securities and sold $1,152,557,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2012	September 30, 2011
	Shares	Shares
	(000)	(000)
Issued	7,829	21,858
Issued in Lieu of Cash Distributions	1,630	2,125
Redeemed	(17,118)	(45,260)
Net Increase (Decrease) in Shares Outstanding	(7,659)	(21,277)

H. In preparing the financial statements as of March 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

21

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

22

Six Months Ended March 31, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Strategic Equity Fund	9/30/2011	3/31/2012	Period
Based on Actual Fund Return	$1,000.00	$1,298.22	$1.72
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.50	1.52

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.30%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Strategic Equity Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Equity Investment Group—serves as the investment advisor to the fund. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Equity Investment Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that the advisor has carried out the fund’s investment strategy in disciplined fashion and that the fund has outperformed its benchmark over the most recent one-year period but underperformed it over the long term. The board noted that the fund has outperformed its peer group over both the short and long term. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the fund’s low-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

24

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

25

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

26

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for Commu-
Vanguard Group since 2008; Director of Vanguard	nication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Director of
Vanguard Group (1995–2008).	Carnegie Corporation of New York, Schuylkill River
Development Corporation, and Greater Philadelphia
Chamber of Commerce; Trustee of the National
IndependentTrustees	Constitution Center; Chair of the Presidential
Commission for the Study of Bioethical Issues.

Emerson U. Fullwood	JoAnn Heffernan Heisen
Born 1948. Trustee Since January 2008. Principal	Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Executive	Occupation(s) During the Past Five Years: Corporate
Chief Staff and Marketing Officer for North America	Vice President and Chief Global Diversity Officer
and Corporate Vice President (retired 2008) of Xerox	(retired 2008) and Member of the Executive
Corporation (document management products and	Committee (1997–2008) of Johnson & Johnson
services); Executive in Residence and 2010	(pharmaceuticals/medical devices/consumer
Distinguished Minett Professor at the Rochester	products); Director of Skytop Lodge Corporation
Institute of Technology; Director of SPX Corporation	(hotels), the University Medical Center at Princeton,
(multi-industry manufacturing), the United Way of	the Robert Wood Johnson Foundation, and the Center
Rochester, Amerigroup Corporation (managed health	for Talent Innovation; Member of the Advisory Board
care), the University of Rochester Medical Center,	of the Maxwell School of Citizenship and Public Affairs
Monroe Community College Foundation, and North	at Syracuse University.
Carolina A&T University.
F. Joseph Loughrey
Rajiv L. Gupta	Born 1949. Trustee Since October 2009. Principal
Born 1945. Trustee Since December 2001.[2]	Occupation(s) During the Past Five Years: President
Principal Occupation(s) During the Past Five Years:	and Chief Operating Officer (retired 2009) of Cummins
Chairman and Chief Executive Officer (retired 2009)	Inc. (industrial machinery); Director of SKF AB
and President (2006–2008) of Rohm Haas Co.	(industrial machinery), Hillenbrand, Inc. (specialized
(chemicals); Director of Tyco International, Ltd.	consumer services), the Lumina Foundation for
(diversified manufacturing and services), Hewlett-
Packard Co. (electronic computer manufacturing),

Education, and Oxfam America; Chairman of the	Executive Officers
Advisory Council for the College of Arts and Letters
and Member of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies at the University	Born 1967. Controller Since July 2010. Principal
of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation;
Alfred M. Rankin, Jr.	Principal of The Vanguard Group (1997–2006).
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Vanguard Senior ManagementTeam
Industries, Inc. (forklift trucks/housewares/lignite);
Director of Goodrich Corporation (industrial products/	Mortimer J. Buckley	Michael S. Miller
aircraft systems and services) and the National	Kathleen C. Gubanich	James M. Norris
Association of Manufacturers; Chairman of the Board	Paul A. Heller	Glenn W. Reed
of the Federal Reserve Bank of Cleveland and of	Martha G. King	George U. Sauter
University Hospitals of Cleveland; Advisory Chairman	Chris D. McIsaac
of the Board of The Cleveland Museum of Art.

Peter F. Volanakis	Chairman Emeritus and Senior Advisor
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President	John J. Brennan
and Chief Operating Officer (retired 2010) of Corning	Chairman, 1996–2009
Incorporated (communications equipment); Director	Chief Executive Officer and President, 1996–2008
of SPX Corporation (multi-industry manufacturing);
Overseer of the Amos Tuck School of Business
Administration at Dartmouth College; Advisor to the	Founder
Norris Cotton Cancer Center.
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2012 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1142 052012

Semiannual Report | March 31, 2012
Vanguard Capital Opportunity Fund

> Vanguard Capital Opportunity Fund returned about 23% for the six months ended March 31, 2012, trailing the performance of its benchmark index and the average return of peer funds.

> Disappointing stock choices in information technology, the largest sector in the portfolio, contributed to the fund’s underperformance compared to its comparative standards.

> We note with deep sadness that shortly after the end of the period, PRIMECAP Management Company co-founder Howard Schow, a trusted friend and wonderful steward of shareholder assets, died at age 84.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	6
Fund Profile.	10
Performance Summary.	11
Financial Statements.	12
About Your Fund’s Expenses.	22
Trustees Approve Advisory Agreement.	24
Glossary.	25

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Vanguard was named for the HMS Vanguard, flagship of British Admiral Horatio Nelson. A ship—whose performance and safety depend on the work of all hands—has served as a fitting metaphor for the Vanguard crew as we strive to help clients reach their financial goals.

Your Fund’s Total Returns

Six Months Ended March 31, 2012
Total
Returns
Vanguard Capital Opportunity Fund
Investor Shares	23.27%
Admiral™ Shares	23.31
Russell Midcap Growth Index	27.39
Multi-Cap Growth Funds Average	25.92

Multi-Cap Growth Funds Average: Derived from data provided by Lipper Inc.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
September 30, 2011, Through March 31, 2012

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Capital Opportunity Fund
Investor Shares	$28.17	$32.86	$0.161	$1.469
Admiral Shares	65.10	75.90	0.434	3.392

Chairman’s Letter

Dear Shareholder,

Stocks rallied in the six months ended March 31, 2012. In this environment, Vanguard Capital Opportunity Fund returned 23.27% for Investor Shares and 23.31% for Admiral Shares.

Although sizable, the fund’s returns lagged both the benchmark Russell Midcap Growth Index and the average return of peer funds. Disappointing choices among technology stocks, a traditional focus of the fund, contributed to its underperformance relative to these comparative standards.

Of course, six months is too brief a period to be the basis for definitive judgments about a fund’s performance. Your fund’s advisor, PRIMECAP Management Company, has a distinctive investment strategy, the virtues of which are most apparent over the long term.

A surge of optimism fueled a powerful global rally in stocks
During the past six months, optimism displaced the apprehension that had restrained stock prices through summer 2011. The broad U.S. stock market returned more than 26%. Markets abroad returned 15.37%. Investors’ good spirits reflected confidence that the slow, grinding economic expansion in the United States was at last gathering momentum, and that Europe’s debt crisis could be contained.

By the end of the period, however, that confidence had begun to evaporate in the face of ambiguous economic reports and renewed concern about Europe. The abrupt mood swing was consistent with the financial markets’ volatility since the 2008–2009 financial crisis.

For most bonds except munis, six-month returns were subdued
The broad taxable bond market produced a modest six-month return of 1.43%. In general, interest rates remained more or less steady at very low levels. In some segments of the bond market, however, yields crept lower still, boosting bond prices. The broad municipal bond market, for example, produced a solid six-month return of 3.91% as investors bid up muni prices.

As it has since December 2008, the Federal Reserve Board kept its target for the shortest-term interest rates between 0% and 0.25%. That policy has kept a tight lid on the returns available from money market funds and savings accounts.

The advisor’s singular approach drives fund performance
In-depth research and a long-term perspective are hallmarks of PRIMECAP Management Company’s approach to investing. The advisor often takes a contrarian view and focuses on opportunities it believes have been overlooked by other investors. This distinctive style leads to a portfolio that has a low rate of turnover and that differs markedly from the composition of the benchmark index.

Market Barometer

			Total Returns
		Periods Ended March 31, 2012
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	26.27%	7.86%	2.19%
Russell 2000 Index (Small-caps)	29.83	-0.18	2.13
Dow Jones U.S. Total Stock Market Index	26.60	7.16	2.47
MSCI All Country World Index ex USA (International)	15.37	-7.18	-1.56

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	1.43%	7.71%	6.25%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	3.91	12.07	5.42
Citigroup Three-Month U.S. Treasury Bill Index	0.00	0.05	1.11

CPI
Consumer Price Index	1.10%	2.65%	2.24%

PRIMECAP Management’s strategy has been rewarding for long-term investors. From February 1, 1998—when PRIMECAP Management became the fund’s advisor—through March 31, 2012, the fund delivered an average annual return of 12.49%, compared with 6.38% for the Russell Midcap Growth Index. These superior returns reflect a willingness to be out of step with the broader market. The flip side is that being out of step can occasionally produce subpar performance.

For the most recent half-year, the fund’s technology stocks as a group posted a gain of about 20%. But that return trailed the performance of the technology sector in the benchmark index. Some of the fund’s tech holdings were perceived as suffering, at least in the near term, from changing consumer tastes in smartphones and tablet computers. The advisor continues to be optimistic about the long-term prospects for technology companies, particularly given the evolving uses of the internet and growing demand for hardware and software. At the end of the period, more than a third of the fund’s assets were invested in technology stocks.

Stock choices in the health care sector also hurt performance in this period. Health care, like technology, represents a significant part of the portfolio, about 30% at the end of the fiscal half-year. As with technology, the advisor remains encouraged about the long-term outlook for this sector, including the potential for medical breakthroughs arising out of advancements in genetic research.

Expense Ratios
Your Fund Compared With Its Peer Group

	Investor	Admiral	Peer Group
	Shares	Shares	Average
Capital Opportunity Fund	0.48%	0.41%	1.34%

The fund expense ratios shown are from the prospectus dated January 26, 2012, and represent estimated costs for the current fiscal year. For the six months ended March 31, 2012, the fund’s annualized expense ratios were 0.48% for Investor Shares and 0.41% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2011.

Peer group: Multi-Cap Growth Funds.

For more about the advisor’s strategy and the fund’s positioning during the six months, please see the Advisor’s Report that follows this letter.

Howard Schow’s legacy of long-term excellence
Shortly after the end of this reporting period, we learned of the passing of Howard B. Schow, co-founder and chairman emeritus of PRIMECAP Management Company and a co-manager of several Vanguard funds, including the Capital Opportunity Fund.

We at Vanguard were, of course, saddened by the loss. Our relationship with Howard began nearly 30 years ago, and we will always be grateful to him for his stewardship of clients’ assets. Personally, I learned a great deal from Howard, and I will miss his perspective, his candor, and his balance of optimism and pragmatism. Howard and his colleagues had the prescience to identify emerging opportunities in technology and health care, and the discipline to capitalize on those opportunities for the benefit of fund shareholders. His commitment to taking the long view set an example for all investors.

One of Howard’s lasting accomplishments is the deep and talented team of portfolio managers he helped to build at PRIMECAP Management. His co-managers—Joel P. Fried, Theo A. Kolokotrones, Alfred W. Mordecai, and M. Mohsin Ansari—have assumed responsibility for the assets Howard had managed. I am confident that they will continue to pursue the standards of excellence that PRIMECAP Management has become known for over the decades.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
April 18, 2012

Advisor’s Report

For the six months ended March 31, 2012, Vanguard Capital Opportunity Fund returned 23.27% for Investor Shares and 23.31% for Admiral Shares, trailing both the 27.39% return of its benchmark, the unmanaged Russell Midcap Growth Index, and the 25.92% average return of its multi-capitalization growth fund competitors. While the fund provided solid absolute returns for the half-year, we are disappointed with our relative returns. The fund’s holdings in the information technology and health care sectors hurt its results relative to the Russell Midcap Growth Index. This was partially offset by the fund’s underweighted position in the consumer staples sector.

The investment environment
The U.S. stock market provided strong returns during the past six months, with most major indexes posting two consecutive quarters of double-digit gains. The S&P 500 Index enjoyed its highest return for a six-month period since mid-2009, when the stock market was rebounding from the lows reached in March 2009 during the depths of the financial crisis.

The U.S. economy appears to have resumed its recovery from the recession after a period of slower growth. The 3.0% growth in real gross domestic product (GDP) in the fourth calendar quarter of 2011 was the highest rate of growth since the second quarter of 2010. Consumer spending has also reaccelerated. Corporate profits continue to grow with increased industrial production and higher capacity utilization. However, there are reasons for caution regarding the sustainability of this recovery. Unemployment has declined from 9.0% a year ago, but it remains high at 8.2%. Housing markets are still weak, and governments at the federal, state, and local levels face significant fiscal challenges. Furthermore, concerns about the sovereign debt crisis in Europe and the political unrest in the Middle East add uncertainty to the global economic outlook.

Management of the fund
Although the fund’s results over the past 18 months have been disappointing, our investment approach remains consistent. We rely on fundamental research to find companies whose revenues and earnings will, in our opinion, grow more rapidly over a three-to-five-year period than current valuations might suggest. We seek to capitalize on situations in which we believe the fundamental value of a company significantly exceeds its current market value.

This investment strategy has led us to build and maintain significant investments in information technology and health care companies that we believe offer the potential for higher returns than the overall market. These two sectors make up almost two-thirds of the fund’s holdings, or more than twice their weighting in the Russell Midcap Growth Index (about 32%). Nine of the ten largest holdings in the fund are information technology or health care stocks.

Information technology
The information technology sector returned 28.6% for the last six-month period, slightly ahead of the 27.4% overall return for the Russell Midcap Growth Index. However, the fund’s holdings in the sector returned 20.7% because of negative stock selection. The largest detractors from the fund’s relative returns were Rambus (–54%), Research in Motion (–28%), and Electronic Arts (–19%). These results were partially offset by Trimble Navigation (+62%) and ASML Holding (+45%).

We remain enthusiastic about investment opportunities in the information technology sector. A groundswell of innovation continues to drive the evolution of the internet. Cloud computing, social networking, search, mobility, and e-commerce are changing the ways in which individuals and enterprises interact with each other. Cheaper and faster wi-fi and 3G- and 4G-capable devices are enabling people to connect to the internet at any time, from any location. As users engage more with the internet, they are generating and sharing an increasing amount of data, photos, videos, and other content, which in turn should drive higher demand for semiconductors, computer hardware, software, and storage. Some of the largest holdings in the portfolio, such as Google, Symantec, Texas Instruments, Microsoft, Adobe, and EMC, are well-positioned to capitalize on these trends.

Health care
The health care sector, usually considered more defensive than the broader market, returned 24.8% for the six-month period, trailing the overall benchmark. The fund’s holdings in health care fared even worse, returning 19.4%, because of poor stock selection. The three largest detractors from the fund’s relative returns were Novartis (+3%), Eli Lilly (+12%), and Roche (+12%). These results were partially offset by Biogen Idec (+35%) and Pharmacyclics (+135%).

The fund’s significant holdings in the underperforming health care sector have hurt relative returns for the past few years, but we retain a positive outlook for this sector. Following a period of considerable political and regulatory challenges, we are encouraged by the uptick in new drug approvals by the U.S. Food and Drug Administration (FDA) in the past year. The aging of the global population, combined with rising standards of living in developing markets such as China and India, should lead to greater demand for health care products and services. We continue to believe that the pharmaceutical, biotech-nology, and medical device products currently in development represent more efficient ways to treat diseases.

We are particularly excited about the prospects for targeted, personalized medicines. Advances in genetic research, diagnostic tools, and targeted therapies may lead to more effective treatments for individuals in the near future. The dramatic decline in the cost of sequencing human genomes, and the corresponding increase in available genetic information, is one element that is enabling advances in this area. Another enabling factor is the increase in computing power available to analyze this information. Combined, these two factors are helping researchers to develop a more fundamental understanding of the causes of diseases, which in turn supports the development of therapies to treat these diseases.

At the same time, new diagnostic tools are helping to identify patients or groups of patients for whom specific treatments are more effective. For example, Roche, a large holding in the fund, recently received FDA and European marketing approval for Zelboraf, a therapy for metastatic melanoma patients whose cancer exhibits a certain type of abnormal, mutated gene identified by a companion diagnostic test. Several other promising new treatments, such as antibody-drug conjugates that target cancer cells with fewer side effects, have either received regulatory approval or are in clinical trials and nearing approval.

Other sector highlights
The fund’s underweighted position in the materials and financials sectors hurt relative returns for the half-year. Poor stock selection and a slight underweighting in the industrial sector also hurt results. Southwest Airlines (+3%) and AMR (–89%) were notable detractors. AMR filed for bankruptcy after it was unable to negotiate new labor contracts with its employees’ unions.

On a positive note, the fund’s minimal holdings in consumer staples helped relative returns. The 10.9% return for the consumer staples sector was the second-lowest among the ten sectors in the Russell Midcap Growth Index. The fund’s stock selection in the consumer discretionary and energy sectors also helped results. Ascena Retail Group

(+64%), Whirlpool (+57%), and CarMax (+45%) were among the largest contributors in the consumer discretionary sector, while National Oilwell Varco (+56%) and Oceaneering International (+53%) were the two largest contributors in the energy sector.

The outlook
Looking ahead to the rest of fiscal year 2012 and beyond, we continue to view U.S. equities as attractive investment opportunities, especially relative to most other asset classes. Interest rates remain low, inflation appears to be under control, and corporate profits continue to grow at a healthy pace. We are further encouraged by what we consider to be low valuations in the information technology and health care sectors, where the fund is significantly overweighted. In addition, many of the fund’s holdings in these sectors have very strong balance sheets and generate significant free cash flow.

Although correlation among stocks in the S&P 500 Index has been exceptionally high during the past year, we believe stock selection will be more critical than ever going forward. During periods of heightened fear and uncertainty, such as the recent recession, investors are less likely to differentiate among stocks. However, as the economy and financial markets return to greater stability, correlation among stocks tends to decrease, and stock selection is rewarded. While we do not expect strong growth in U.S. GDP in the near term, we think there are opportunities to increase the fund’s holdings in existing positions as well as to establish new positions at attractive valuations.

In loving memory
We are saddened to announce the passing of Howard B. Schow on April 8, 2012, at the age of 84. Mr. Schow co-founded PRIMECAP Management Company in 1983 and had co-managed Vanguard Capital Opportunity Fund since 1998. His unwavering focus, persistent optimism, and competitive spirit inspired all of us.

Although he will be greatly missed, Mr. Schow’s indelible imprint on the Capital Opportunity Fund lives on. The other co-managers of the fund will assume responsibility for the portion of the portfolio that had been managed by Mr. Schow. As we honor his life and celebrate his extraordinary career, we will continue to pursue the same long-term investment approach that he was so instrumental in creating at PRIMECAP Management Company.

Theo A. Kolokotrones

Joel P. Fried

Alfred W. Mordecai

M. Mohsin Ansari

PRIMECAP Management Company

April 12, 2012

Capital Opportunity Fund

Fund Profile
As of March 31, 2012

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VHCOX	VHCAX
Expense Ratio[1]	0.48%	0.41%
30-Day SEC Yield	0.63%	0.70%

Portfolio Characteristics
		Russell	DJ
		Midcap	U.S. Total
		Growth	Market
	Fund	Index	Index
Number of Stocks	123	463	3,716
Median Market Cap $17.3B		$8.4B	$35.6B
Price/Earnings Ratio	18.9x	21.8x	17.1x
Price/Book Ratio	2.6x	3.9x	2.3x
Return on Equity	18.6%	18.5%	18.1%
Earnings Growth Rate 12.8%		10.1%	8.5%
Dividend Yield	1.1%	1.0%	1.9%
Foreign Holdings	11.9%	0.0%	0.0%
Turnover Rate
(Annualized)	5%	—	—
Short-Term Reserves	1.6%	—	—

Sector Diversification (% of equity exposure)
		Russell	DJ
		Midcap	U.S. Total
		Growth	Market
	Fund	Index	Index
Consumer
Discretionary	10.5%	20.6%	12.0%
Consumer Staples	0.0	5.9	9.4
Energy	4.9	9.0	10.5
Financials	1.6	6.9	15.9
Health Care	29.8	13.3	11.5
Industrials	13.8	14.9	11.0
Information
Technology	35.7	18.9	19.8
Materials	2.4	8.6	4.0
Telecommunication
Services	0.1	1.6	2.5
Utilities	1.2	0.3	3.4

Volatility Measures
	Russell	DJ
	Midcap	U.S. Total
	Growth	Market
	Index	Index
R-Squared	0.95	0.95
Beta	1.00	1.16

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Biogen Idec Inc.	Biotechnology	5.7%
Amgen Inc.	Biotechnology	5.0
Eli Lilly & Co.	Pharmaceuticals	3.7
Altera Corp.	Semiconductors	3.5
Roche Holding AG	Pharmaceuticals	3.4
FedEx Corp.	Air Freight &
	Logistics	3.2
ASML Holding NV	Semiconductor
	Equipment	2.7
Medtronic Inc.	Health Care
	Equipment	2.5
Google Inc. Class A	Internet Software &
	Services	2.4
Symantec Corp.	Systems Software	2.4
Top Ten		34.5%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated January 26, 2012, and represent estimated costs for the current fiscal year. For the six months ended March 31, 2012, the annualized expense ratios were 0.48% for Investor Shares and 0.41% for Admiral Shares.

Capital Opportunity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 2001, Through March 31, 2012

Note: For 2012, performance data reflect the six months ended March 31, 2012.

Average Annual Total Returns: Periods Ended March 31, 2012

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	8/14/1995	-0.79%	3.20%	6.95%
Admiral Shares	11/12/2001	-0.71	3.28	7.05

Vanguard fund returns do not reflect the 1% fee on redemptions of shares held for less than one year.
See Financial Highlights for dividend and capital gains information.

Capital Opportunity Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (98.5%)
Consumer Discretionary (10.4%)
*	CarMax Inc.	4,436,797	153,735
*	Ascena Retail Group Inc.	3,450,200	152,913
*	DIRECTV Class A	2,946,576	145,384
	TJX Cos. Inc.	2,680,000	106,423
	Whirlpool Corp.	1,122,200	86,252
	Carnival Corp.	2,033,900	65,248
*	Bed Bath & Beyond Inc.	903,700	59,436
	Lowe’s Cos. Inc.	375,000	11,767
*	Amazon.com Inc.	54,700	11,077
	Nordstrom Inc.	175,000	9,751
	Gentex Corp.	210,000	5,145
1	Strattec Security Corp.	209,993	4,914
	Limited Brands Inc.	80,400	3,859
*	DreamWorks Animation
	SKG Inc. Class A	155,000	2,860
*,^	Tesla Motors Inc.	23,000	857
	Dunkin’ Brands Group Inc.	16,300	491
	Ross Stores Inc.	3,500	203
*	Warnaco Group Inc.	3,390	198
*	Deckers Outdoor Corp.	1,000	63
			820,576
Consumer Staples (0.0%)
	CVS Caremark Corp.	15,000	672

Energy (4.9%)
	Oceaneering
	International Inc.	1,868,100	100,672
	Noble Energy Inc.	880,100	86,056
	National Oilwell Varco Inc.	997,500	79,271
*	McDermott
	International Inc.	2,545,900	32,613
	Cabot Oil & Gas Corp.	898,000	27,991
	ConocoPhillips	250,000	19,002
	Range Resources Corp.	181,800	10,570
*	Southwestern Energy Co.	341,800	10,459

			Market
			Value
		Shares	($000)
	Ensco plc ADR	193,340	10,233
	Transocean Ltd.	100,000	5,470
	Hess Corp.	30,000	1,769
			384,106
Financials (1.5%)
	Charles Schwab Corp.	6,477,100	93,076
	Chubb Corp.	350,000	24,188
*	MSCI Inc. Class A	127,000	4,675
			121,939
Health Care (29.3%)
*	Biogen Idec Inc.	3,541,600	446,135
	Amgen Inc.	5,794,500	393,968
	Eli Lilly & Co.	7,311,000	294,414
	Roche Holding AG	1,563,700	272,131
	Medtronic Inc.	5,136,500	201,299
	Novartis AG ADR	3,128,000	173,323
*	BioMarin
	Pharmaceutical Inc.	4,941,700	169,253
*	Life Technologies Corp.	2,693,416	131,493
*	Dendreon Corp.	4,510,700	48,062
*	Boston Scientific Corp.	7,608,600	45,499
*	Illumina Inc.	634,500	33,381
*	Pharmacyclics Inc.	1,103,724	30,639
*	Edwards Lifesciences Corp.	300,000	21,819
*	Waters Corp.	169,000	15,660
*	Charles River Laboratories
	International Inc.	326,812	11,795
*	InterMune Inc.	683,000	10,020
	PerkinElmer Inc.	245,400	6,788
*	Affymetrix Inc.	800,000	3,416
	Zimmer Holdings Inc.	50,000	3,214
*	Cerner Corp.	20,000	1,523
			2,313,832
Industrials (13.6%)
	FedEx Corp.	2,766,450	254,403
*	Thomas & Betts Corp.	2,457,000	176,683
	Rockwell Automation Inc.	1,658,500	132,182

Capital Opportunity Fund

			Market
			Value
		Shares	($000)
	Southwest Airlines Co.	9,919,100	81,733
^	Ritchie Bros
	Auctioneers Inc.	3,033,800	72,083
	Pall Corp.	1,106,600	65,987
	CH Robinson
	Worldwide Inc.	690,200	45,201
*	Babcock & Wilcox Co.	1,673,323	43,088
	Union Pacific Corp.	325,000	34,931
*	JetBlue Airways Corp.	5,940,150	29,047
*	AECOM Technology Corp.	1,150,400	25,734
	European Aeronautic
	Defence and
	Space Co. NV	540,050	22,116
	Expeditors International
	of Washington Inc.	462,300	21,502
*	Jacobs Engineering
	Group Inc.	370,000	16,417
	Chicago Bridge &
	Iron Co. NV	363,900	15,717
	SPX Corp.	175,000	13,568
	IDEX Corp.	187,029	7,880
*	United Continental
	Holdings Inc.	291,600	6,269
*	Delta Air Lines Inc.	620,900	6,153
*	US Airways Group Inc.	57,000	433
			1,071,127
Information Technology (35.1%)
	Altera Corp.	6,988,500	278,282
	ASML Holding NV	4,248,189	213,004
*	Google Inc. Class A	294,605	188,912
*	Symantec Corp.	10,011,000	187,206
*	Trimble Navigation Ltd.	2,812,600	153,062
	Texas Instruments Inc.	3,945,500	132,608
*	NVIDIA Corp.	8,384,700	129,040
	Microsoft Corp.	4,000,000	129,000
*	Cree Inc.	3,944,900	124,777
	Corning Inc.	8,505,000	119,750
*	Electronic Arts Inc.	7,022,000	115,723
*	Research In Motion Ltd.	7,108,700	104,569
*	Adobe Systems Inc.	3,045,900	104,505
*	Flextronics
	International Ltd.	10,321,800	74,627
*	SanDisk Corp.	1,374,948	68,184
*	EMC Corp.	2,200,000	65,736
*	NeuStar Inc. Class A	1,623,416	60,472
	Plantronics Inc.	1,150,000	46,299
*	Micron Technology Inc.	5,550,000	44,955
*,1	Descartes Systems
	Group Inc.	4,645,000	40,272
	Visa Inc. Class A	326,930	38,578
	QUALCOMM Inc.	549,325	37,365
*,1	Formfactor Inc.	5,769,300	32,193
*	Rambus Inc.	4,920,000	31,734

			Market
			Value
		Shares	($000)
	Hewlett-Packard Co.	1,300,000	30,979
	Intuit Inc.	350,000	21,045
	Motorola Solutions Inc.	375,000	19,061
*	Entegris Inc.	2,019,231	18,860
*	FEI Co.	345,000	16,943
*	Nuance
	Communications Inc.	650,000	16,627
*	Apple Inc.	24,000	14,387
*	Smart Technologies Inc.
	Class A	4,672,304	13,877
*	Cymer Inc.	250,000	12,500
*	NetApp Inc.	245,000	10,969
	Xilinx Inc.	300,000	10,929
*	Ciena Corp.	607,142	9,830
	Mastercard Inc. Class A	22,100	9,294
	Analog Devices Inc.	200,000	8,080
	Jabil Circuit Inc.	300,000	7,536
	KLA-Tencor Corp.	130,000	7,075
*	Brocade Communications
	Systems Inc.	1,200,000	6,900
	Accenture plc Class A	95,700	6,173
*	Rovi Corp.	170,000	5,533
*	Citrix Systems Inc.	50,000	3,945
*	Zynga Inc. Class A	60,000	789
			2,772,185
Materials (2.4%)
	Monsanto Co.	2,328,786	185,744

Telecommunication Services (0.1%)
*	Sprint Nextel Corp.	4,200,000	11,970

Utilities (1.2%)
*	AES Corp.	4,688,425	61,278
	Public Service
	Enterprise Group Inc.	1,005,600	30,781
			92,059
Total Common Stocks
(Cost $5,223,732)			7,774,210
Temporary Cash Investment (1.8%)
Money Market Fund (1.8%)
[2,3]	Vanguard Market Liquidity
	Fund, 0.123%
	(Cost $142,927)	142,926,857	142,927
Total Investments (100.3%)
(Cost $5,366,659)			7,917,137
Other Assets and Liabilities (-0.3%)
Other Assets			50,177
Liabilities[3]			(72,709)
			(22,532)
Net Assets (100%)			7,894,605

Capital Opportunity Fund

At March 31, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	5,407,851
Undistributed Net Investment Income	10,295
Accumulated Net Realized Losses	(74,547)
Unrealized Appreciation (Depreciation)
Investment Securities	2,550,478
Foreign Currencies	528
Net Assets	7,894,605

Investor Shares—Net Assets
Applicable to 80,538,127 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,646,733
Net Asset Value Per Share—
Investor Shares	$32.86

Admiral Shares—Net Assets
Applicable to 69,138,179 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	5,247,872
Net Asset Value Per Share—
Admiral Shares	$75.90

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $12,635,000.
1 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $13,291,000 of collateral received for securities on loan.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Capital Opportunity Fund

Statement of Operations

Six Months Ended
March 31, 2012
($000)
Investment Income
Income
Dividends[1,2]	49,990
Interest[2]	100
Security Lending	197
Total Income	50,287
Expenses
Investment Advisory Fees—Note B	9,737
The Vanguard Group—Note C
Management and Administrative—Investor Shares	2,539
Management and Administrative—Admiral Shares	3,192
Marketing and Distribution—Investor Shares	269
Marketing and Distribution—Admiral Shares	429
Custodian Fees	65
Shareholders’ Reports—Investor Shares	19
Shareholders’ Reports—Admiral Shares	15
Trustees’ Fees and Expenses	7
Total Expenses	16,272
Net Investment Income	34,015
Realized Net Gain (Loss)
Investment Securities Sold[2]	(74,859)
Foreign Currencies	(7)
Realized Net Gain (Loss)	(74,866)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	1,581,913
Foreign Currencies	310
Change in Unrealized Appreciation (Depreciation)	1,582,223
Net Increase (Decrease) in Net Assets Resulting from Operations	1,541,372

1 Dividends are net of foreign withholding taxes of $3,004,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $42,000, $100,000, and $43,294,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Capital Opportunity Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	34,015	41,306
Realized Net Gain (Loss)	(74,866)	507,469
Change in Unrealized Appreciation (Depreciation)	1,582,223	(779,207)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,541,372	(230,432)
Distributions
Net Investment Income
Investor Shares	(13,132)	(11,536)
Admiral Shares	(28,694)	(22,920)
Realized Capital Gain[1]
Investor Shares	(119,827)	—
Admiral Shares	(224,273)	—
Total Distributions	(385,926)	(34,456)
Capital Share Transactions
Investor Shares	(166,633)	(1,228,183)
Admiral Shares	151,101	349,482
Net Increase (Decrease) from Capital Share Transactions	(15,532)	(878,701)
Total Increase (Decrease)	1,139,914	(1,143,589)
Net Assets
Beginning of Period	6,754,691	7,898,280
End of Period[2]	7,894,605	6,754,691

1 Includes fiscal 2012 short-term gain distributions totaling $1,640,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed net investment income of $10,295,000 and $18,113,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Capital Opportunity Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2012	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$28.17	$29.59	$27.71	$29.41	$42.70	$36.11
Investment Operations
Net Investment Income	.137	.151	.106	.121	.254[1]	.070
Net Realized and Unrealized Gain (Loss)
on Investments	6.183	(1.450)	1.871	.355	(9.884)	8.447
Total from Investment Operations	6.320	(1.299)	1.977	.476	(9.630)	8.517
Distributions
Dividends from Net Investment Income	(.161)	(.121)	(.097)	(.114)	(.218)	(.070)
Distributions from Realized Capital Gains	(1.469)	—	—	(2.062)	(3.442)	(1.857)
Total Distributions	(1.630)	(.121)	(.097)	(2.176)	(3.660)	(1.927)
Net Asset Value, End of Period	$32.86	$28.17	$29.59	$27.71	$29.41	$42.70

Total Return[2]	23.27%	-4.45%	7.14%	4.41%	-24.13%	24.35%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,647	$2,412	$3,675	$3,903	$3,851	$5,415
Ratio of Total Expenses to
Average Net Assets	0.48%	0.48%	0.48%	0.50%	0.45%	0.45%
Ratio of Net Investment Income to
Average Net Assets	0.86%	0.45%	0.36%	0.50%	0.67%[1]	0.18%
Portfolio Turnover Rate	5%	9%	8%	12%	13%	14%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Net investment income per share and the ratio of net investment income to average net assets include $.125 and 0.33%, respectively, resulting from a special dividend from ASML Holding NV in October 2007.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

Capital Opportunity Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2012	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$65.10	$68.38	$64.04	$68.00	$98.71	$83.49
Investment Operations
Net Investment Income	.347	.400	.298	.329	.664[1]	.240
Net Realized and Unrealized Gain (Loss)
on Investments	14.279	(3.358)	4.315	.811	(22.845)	19.508
Total from Investment Operations	14.626	(2.958)	4.613	1.140	(22.181)	19.748
Distributions
Dividends from Net Investment Income	(.434)	(.322)	(.273)	(.339)	(.577)	(.238)
Distributions from Realized Capital Gains	(3.392)	—	—	(4.761)	(7.952)	(4.290)
Total Distributions	(3.826)	(.322)	(.273)	(5.100)	(8.529)	(4.528)
Net Asset Value, End of Period	$75.90	$65.10	$68.38	$64.04	$68.00	$98.71

Total Return[2]	23.31%	-4.39%	7.21%	4.52%	-24.05%	24.43%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,248	$4,342	$4,223	$3,938	$3,787	$4,760
Ratio of Total Expenses to
Average Net Assets	0.41%	0.41%	0.41%	0.41%	0.36%	0.37%
Ratio of Net Investment Income to
Average Net Assets	0.93%	0.52%	0.43%	0.59%	0.76%[1]	0.26%
Portfolio Turnover Rate	5%	9%	8%	12%	13%	14%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Net investment income per share and the ratio of net investment income to average net assets include $.289 and 0.33%, respectively, resulting from a special dividend from ASML Holding NV in October 2007.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

Capital Opportunity Fund

Notes to Financial Statements

Vanguard Capital Opportunity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2008–2011), and for the period ended March 31, 2012, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

19

Capital Opportunity Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. PRIMECAP Management Company provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the six months ended March 31, 2012, the investment advisory fee represented an effective annual rate of 0.26% of the fund’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2012, the fund had contributed capital of $1,153,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.46% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of March 31, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	7,479,963	294,247	—
Temporary Cash Investments	142,927	—	—
Total	7,622,890	294,247	—

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended March 31, 2012, the fund realized net foreign currency losses of $7,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.

20

At March 31, 2012, the cost of investment securities for tax purposes was $5,366,659,000. Net unrealized appreciation of investment securities for tax purposes was $2,550,478,000, consisting of unrealized gains of $3,262,404,000 on securities that had risen in value since their purchase and $711,926,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended March 31, 2012, the fund purchased $176,642,000 of investment securities and sold $480,105,000 of investment securities, other than temporary cash investments.

G. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of these companies were as follows:

			Current Period Transactions
	Sept. 30, 2011		Proceeds from		March 31, 2012
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
Ascena Retail Group Inc.	112,246	—	30,089	—	NA1
Descartes Systems Group Inc.	28,892	—	—	—	40,272
Formfactor Inc.	35,864	303	223	—	32,193
Strattec Security Corp.	5,088	—	49	42	4,914
Thomas & Betts Corp.	115,739	—	25,425	—	NA1
	297,829			42	77,379
1 Not applicable — At March 31, 2012, the security was still held, but the issuer was no longer an affiliated company of the fund.

H. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	March 31, 2012		September 30, 2011
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	100,246	3,219	223,210	6,730
Issued in Lieu of Cash Distributions	127,508	4,438	11,042	334
Redeemed[1]	(394,387)	(12,752)	(1,462,435)	(45,617)
Net Increase (Decrease)—Investor Shares	(166,633)	(5,095)	(1,228,183)	(38,553)
Admiral Shares
Issued	316,096	4,459	1,053,781	14,293
Issued in Lieu of Cash Distributions	231,551	3,490	20,865	274
Redeemed[1]	(396,546)	(5,509)	(725,164)	(9,629)
Net Increase (Decrease)—Admiral Shares	151,101	2,440	349,482	4,938
1 Net of redemption fees for fiscal 2012 and 2011 of $105,000 and $356,000, respectively (fund totals).

I. In preparing the financial statements as of March 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

21

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

22

Six Months Ended March 31, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Capital Opportunity Fund	9/30/2011	3/31/2012	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,232.67	$2.68
Admiral Shares	1,000.00	1,233.14	2.29
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.60	$2.43
Admiral Shares	1,000.00	1,022.95	2.07

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.48% for Investor Shares and 0.41% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

23

Trustees Approve Advisory Agreement

The board of trustees of Vanguard Capital Opportunity Fund has renewed the fund’s investment advisory agreement with PRIMECAP Management Company. The board determined that the retention of the advisor was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that PRIMECAP Management, founded in 1983, is recognized for its long-term approach to growth-equity investing. Four experienced portfolio managers are responsible for separate sub-portfolios, and each portfolio manager employs a fundamental, research-driven approach in seeking to identify companies with long-term growth potential overlooked by the market and whose stock is trading at attractive valuation levels. The firm has managed the fund since 1998.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreement.

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that the advisor has carried out the fund’s investment strategy in disciplined fashion and that the fund has underperformed its benchmark over the short term. The board noted that the fund has underperformed its peer group over the short term, but has outperformed it over the long term. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider profitability of PRIMECAP Management in determining whether to approve the advisory fee, because PRIMECAP Management is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of the breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory agreement again after a one-year period.

24

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

25

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

26

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
The Conference Board.
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the	Amy Gutmann
Board. Principal Occupation(s) During the Past Five	Born 1949. Trustee Since June 2006. Principal
Years: Chairman of the Board of The Vanguard Group,	Occupation(s) During the Past Five Years: President
Inc., and of each of the investment companies served	of the University of Pennsylvania; Christopher H.
by The Vanguard Group, since January 2010; Director	Browne Distinguished Professor of Political Science
of The Vanguard Group since 2008; Chief Executive	in the School of Arts and Sciences with secondary
Officer and President of The Vanguard Group and of	appointments at the Annenberg School for Commu-
each of the investment companies served by The	nication and the Graduate School of Education
Vanguard Group since 2008; Director of Vanguard	of the University of Pennsylvania; Director of
Marketing Corporation; Managing Director of The	Carnegie Corporation of New York, Schuylkill River
Vanguard Group (1995–2008).	Development Corporation, and Greater Philadelphia
Chamber of Commerce; Trustee of the National
Constitution Center; Chair of the Presidential
IndependentTrustees	Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen
Emerson U. Fullwood	Born 1950. Trustee Since July 1998. Principal
Born 1948. Trustee Since January 2008. Principal	Occupation(s) During the Past Five Years: Corporate
Occupation(s) During the Past Five Years: Executive	Vice President and Chief Global Diversity Officer
Chief Staff and Marketing Officer for North America	(retired 2008) and Member of the Executive
and Corporate Vice President (retired 2008) of Xerox	Committee (1997–2008) of Johnson & Johnson
Corporation (document management products and	(pharmaceuticals/medical devices/consumer
services); Executive in Residence and 2010	products); Director of Skytop Lodge Corporation
Distinguished Minett Professor at the Rochester	(hotels), the University Medical Center at Princeton,
Institute of Technology; Director of SPX Corporation	the Robert Wood Johnson Foundation, and the Center
(multi-industry manufacturing), the United Way of	for Talent Innovation; Member of the Advisory Board
Rochester, Amerigroup Corporation (managed health	of the Maxwell School of Citizenship and Public Affairs
care), the University of Rochester Medical Center,	at Syracuse University.
Monroe Community College Foundation, and North
Carolina A&T University.	F. Joseph Loughrey
Born 1949. Trustee Since October 2009. Principal
Rajiv L. Gupta	Occupation(s) During the Past Five Years: President
Born 1945. Trustee Since December 2001.[2]	and Chief Operating Officer (retired 2009) of Cummins
Principal Occupation(s) During the Past Five Years:	Inc. (industrial machinery); Director of SKF AB
Chairman and Chief Executive Officer (retired 2009)	(industrial machinery), Hillenbrand, Inc. (specialized
and President (2006–2008) of Rohm Haas Co.	consumer services), the Lumina Foundation for
(chemicals); Director of Tyco International, Ltd.
(diversified manufacturing and services), Hewlett-
Packard Co. (electronic computer manufacturing),

Education, and Oxfam America; Chairman of the	Executive Officers
Advisory Council for the College of Arts and Letters
and Member of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies at the University	Born 1967. Controller Since July 2010. Principal
of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation;
Alfred M. Rankin, Jr.	Principal of The Vanguard Group (1997–2006).
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Vanguard Senior ManagementTeam
Industries, Inc. (forklift trucks/housewares/lignite);
Director of Goodrich Corporation (industrial products/	Mortimer J. Buckley	Michael S. Miller
aircraft systems and services) and the National	Kathleen C. Gubanich	James M. Norris
Association of Manufacturers; Chairman of the Board	Paul A. Heller	Glenn W. Reed
of the Federal Reserve Bank of Cleveland and of	Martha G. King	George U. Sauter
University Hospitals of Cleveland; Advisory Chairman	Chris D. McIsaac
of the Board of The Cleveland Museum of Art.

Peter F. Volanakis	Chairman Emeritus and Senior Advisor
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President	John J. Brennan
and Chief Operating Officer (retired 2010) of Corning	Chairman, 1996–2009
Incorporated (communications equipment); Director	Chief Executive Officer and President, 1996–2008
of SPX Corporation (multi-industry manufacturing);
Overseer of the Amos Tuck School of Business
Administration at Dartmouth College; Advisor to the	Founder
Norris Cotton Cancer Center.
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2012 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1112 052012

Semiannual Report | March 31, 2012
Vanguard Global Equity Fund

> Vanguard Global Equity Fund returned more than 21% for the six months ended March 31, 2012, a step ahead of its benchmark and the average for its peer funds.

> Global stock markets rallied in the period, buoyed largely by seemingly improved prospects regarding the European debt crisis and the U.S. economy.

> Although markets in all regions posted positive results, more than half the fund’s return came from the United States.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	6
Fund Profile.	10
Performance Summary.	12
Financial Statements.	13
About Your Fund’s Expenses.	28
Trustees Approve Advisory Agreements.	30
Glossary.	32

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Vanguard was named for the HMS Vanguard, flagship of British Admiral Horatio Nelson. A ship—whose performance and safety depend on the work of all hands—has served as a fitting metaphor for the Vanguard crew as we strive to help clients reach their financial goals.

Your Fund’s Total Returns

Six Months Ended March 31, 2012
Total
Returns
Vanguard Global Equity Fund	21.26%
MSCI All Country World Index	19.91
Global Funds Average	19.75
Global Funds Average: Derived from data provided by Lipper Inc.

Your Fund’s Performance at a Glance
September 30, 2011, Through March 31, 2012

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Global Equity Fund	$15.24	$18.07	$0.362	$0.000

1

Chairman’s Letter

Dear Shareholder,

Global stock markets made an impressive recovery from last summer’s lows. With fears abating about the likelihood of a disorderly default in Greece, a hard landing for the Chinese economy, or a double-dip recession in the United States, stock markets rose across the board, with all regions and sectors posting positive six-month returns.

Vanguard Global Equity Fund returned 21.26% for the fiscal half-year ended March 31, 2012, outpacing the 19.91% return of its benchmark, the MSCI All Country World Index, as well as the 19.75% average return of its peer funds.

A surge of optimism fueled a powerful global rally in stocks
During the past six months, optimism displaced the apprehension that had restrained stock prices through summer 2011. Investors’ improving spirits reflected confidence that the slow, grinding economic expansion in the United States was at last gathering momentum, that Europe’s debt crisis could be contained, and that China’s economy would slow but remain strong.

The broad U.S. stock market returned more than 26%. Markets abroad returned more than 15% in aggregate, with Europe and China faring even better (the MSCI Europe Index rose nearly 17% and the MSCI China Index nearly 19%).

2

For most bonds except munis, six-month returns were subdued
The broad taxable bond market produced a modest six-month return of 1.43%. In general, interest rates remained more or less steady at very low levels. In some segments of the market, however, yields crept lower still, boosting bond prices. The broad municipal bond market, for example, produced a solid six-month return of 3.91% as investors bid up muni prices.

As it has since December 2008, the Federal Reserve Board kept its target for the shortest-term interest rates between 0% and 0.25%. That policy has kept a tight lid on the returns available from money market funds and savings accounts.

For the Global Equity Fund, U.S. stocks drove performance
During the six months under review, the Global Equity Fund remained very broadly diversified. It was invested in more than 900 stocks representing more than 40 countries.

Compared with its benchmark, the fund’s holdings were tilted slightly away from North America, where markets performed strongly, in favor of emerging markets and the Pacific region’s developed markets, which were relative laggards. However, the advisors’ skillful stock selection in North America and particularly in Europe enabled the fund to outpace its comparative standards by more than a percentage point. Viewed from an industry perspective, stock selection in health care and

Market Barometer

			Total Returns
		Periods Ended March 31, 2012
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	26.27%	7.86%	2.19%
Russell 2000 Index (Small-caps)	29.83	-0.18	2.13
Dow Jones U.S. Total Stock Market Index	26.60	7.16	2.47
MSCI All Country World Index ex USA (International)	15.37	-7.18	-1.56

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	1.43%	7.71%	6.25%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	3.91	12.07	5.42
Citigroup Three-Month U.S. Treasury Bill Index	0.00	0.05	1.11

CPI
Consumer Price Index	1.10%	2.65%	2.24%

3

materials was notable, boosting the overall return significantly. The fund’s consumer discretionary and industrial holdings were its main detractors.

U.S. stocks, which represented about 40% of the fund’s assets on average, accounted for more than half of its six-month return. Data released during the period painted a picture of an economy on the mend: The employment situation got a little better, manufacturing activity expanded, and business investment held steady. Given this environment, nine out of ten sectors posted double-digit returns for the index. The fund performed even better overall, with the advisors’ positioning among health care and consumer staples stocks offsetting subpar positions in industrials and information technology.

The fund’s European holdings contributed just over 4 percentage points to the overall return. In this region, too, more cyclical sectors performed well—materials, consumer discretionary, and industrials returned more than 26% each for the fund—while telecom and utilities were a drag on performance.

Returns varied greatly by country. Markets in many of the more fiscally stable European countries, including Germany, Sweden, Denmark, and Norway, posted gains of more than 25%. The markets in countries more scarred by the debt crisis, including Portugal, Spain, and Greece, ended the period in negative territory. Careful stock selection enabled the fund to do better than its index in the latter markets.

Expense Ratios
Your Fund Compared With Its Peer Group

		Peer Group
	Fund	Average
Global Equity Fund	0.54%	1.44%

The fund expense ratio shown is from the prospectus dated January 26, 2012, and represents estimated costs for the current fiscal year. For the six months ended March 31, 2012, the fund’s annualized expense ratio was 0.56%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2011.

Peer group: Global Funds.

4

Financial stocks did well in both the United States and Europe. The implementation of a bailout plan for Greece, along with a move by the European Central Bank to provide liquidity to European banks, helped investors to feel more positive regarding financial stocks, as did the favorable results of the Federal Reserve’s “stress tests” on U.S. banks. For the fund, U.S. financials gained about 33% and European financials about 18%.

Some of the largest emerging-market economies experienced headwinds during the period. Tight monetary policy imposed by governments in China, India, and Brazil to counter inflationary concerns had a dampening effect on economic activity. Yet investors’ appetite for greater risk resulted in solid gains from emerging markets, which contributed more than 3 percentage points to the fund’s return. Subpar stock selection in the consumer staples and energy sectors was more than offset by the performance of the fund’s information technology and materials holdings within these markets.

For more about the advisors’ strategies and the fund’s positioning during the six months, please see the Advisors’ Report that follows this letter.

The benefit of diversification on a worldwide scale
One of our core investment beliefs at Vanguard is that adding diversification to a portfolio is a powerful strategy for managing risk. Because markets behave differently from one another over time, owning a portfolio with broad exposure to a number of markets helps mitigate the impact of the weaker performers while ensuring some participation in those that do better.

Diversifying your portfolio across the U.S. stock market gives you exposure to almost half of the global equity market, and even some exposure to international markets, as many U.S. companies generate revenues abroad. But even broader diversification can work better in terms of managing risk, as a recent Vanguard research paper explains. An analysis of market returns over more than three decades indicates that a portfolio containing both U.S. and non-U.S. stocks would have experienced lower volatility than a U.S.-only portfolio while providing similar returns. (The paper, Considerations for Investing in Non-U.S. Equities, is available at vanguard.com/research.)

Vanguard Global Equity Fund offers one avenue toward such broad diversification, providing investors with opportunities to benefit from stock market performance across developed and emerging markets worldwide.

Thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
April 19, 2012

5

Advisors’ Report

For the six months ended March 31, 2012, Vanguard Global Equity Fund returned 21.26%.Your fund is managed by four independent advisors. This provides exposure to distinct, yet complementary, investment approaches, enhancing the fund’s diversification. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. Each advisor has also prepared a discussion of the investment environment that existed during the fiscal period and of how portfolio positioning reflects this assessment. These comments were prepared on April 23, 2012.

Vanguard Global Equity Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Marathon Asset Management	43	1,705	A long-term and contrarian investment philosophy and
LLP			process with a focus on industry capital cycle analysis
			and in-depth management assessment.
Acadian Asset Management LLC	33	1,283	A quantitative, active, bottom-up investment process
			that combines stock and peer-group valuation to arrive
			at a return forecast for each of more than 40,000
			securities in the global universe.
AllianceBernstein L.P.	14	545	A fundamentally based, research-driven approach,
			focused on finding companies whose long-term
			earnings power exceeds the level implied by their
			current stock price. Proprietary quantitative tools aid
			risk control and portfolio construction.
Baillie Gifford Overseas Ltd.	5	213	The advisor seeks stocks that can generate
			above-average growth in earnings and cash flow,
			producing a bottom-up, stock-driven approach to
			country and asset allocation. An in-depth view on each
			company is measured against the consensus view,
			leading to discrepancies and potential opportunities to
			add value.
Cash Investments	5	201	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a modest cash
			position.

6

Marathon Asset Management LLP

Portfolio Managers:
Jeremy J. Hosking, Investment Director

Neil M. Ostrer, Investment Director

William J. Arah, Investment Director

The third anniversary of the stock market’s worst point during the financial crisis has now passed. Since then, the MSCI World Index has risen more than 20% a year. Over the six months just ended, the cyclical bias of our portfolio helped performance relative to its benchmark, as did stock selection in all regions except Japan.

Our holdings in Asian markets other than Japan produced the strongest results, with Ayala, the Philippine conglomerate, being the best performer. This stock rose even more than its buoyant domestic market, with investors rewarding the company for its effective growth and efficiency strategies.

U.S. stock selection was weak overall, but a number of U.S. holdings nevertheless made significant contributions to returns. In particular, Liberty Global, the cable company, continued to deliver solid growth, and its share buybacks are ongoing.

The question that now arises is how sustainable the market’s performance will be. Unfortunately, given that company profit margins are at all-time highs and that they tend to revert toward the mean, the market may be out of juice from this source. From here on, the winners will have to be firms that can grow in a mediocre environment or those whose profit margins are still depressed (the financial and housing sectors are good examples of the latter).

The macroeconomic environment remains benign, with government-suppressed interest rates enhancing the relative attractiveness of stocks and other assets. Companies themselves seem to have recognized this, as so many have been buying back their shares; the amount of buybacks in 2011 was one of the highest on record. Slow growth in the economy, if it continues, will support this trend until it is reversed by higher valuations and stock issuance.

Acadian Asset Management LLC

Portfolio Managers:
John R. Chisholm, CFA, Chief Investment Officer

Ronald D. Frashure, CFA, Chairman, President, and CEO

Brian K. Wolahan, CFA, Senior Vice President, Director of Portfolio Management

Global equities rose solidly over the past six months, recovering from the tumult that plagued much of 2011 as investors worried about a potential Greek default, weakness in Europe’s banking system, and a sense of deteriorating economic and financial conditions worldwide.

7

Whereas risk aversion characterized most of last year, with defensive sectors leading in many markets, the first months of 2012 saw cyclical and higher-risk stocks outperforming. Investors appear to have taken heart from a number of hopeful economic signals in the United States as well as from stronger measures to address Europe’s debt problems.

Our portfolio was focused on attractively valued stocks that appeared likely to rise in price based on earnings data, price characteristics, and quality. Our bottom-up stock selection process led to an overweighting of Japan, the United States, China, and South Korea, while Canada, the United Kingdom, and Switzerland were underweighted in comparison with the benchmark. In terms of sectors, our allocation to energy and health care strayed furthest from the benchmark.

Stock selection in the United States was the most productive during the period, with holdings in the health care and technology sectors leading the gains. Our relative performance also benefited from a combination of stock selection and a market underweighting in Canada.

The major drawback in the half-year was stock selection in China, where holdings in the telecom and energy sectors proved costly. Our overweighting of the Japanese market also hurt performance relative to the benchmark. Sector allocations further worked against relative results.

AllianceBernstein L.P.

Portfolio Managers:
Sharon E. Fay, CFA, Head of Bernstein Value Equities and Chief Investment Officer–Global Value Equities

Kevin F. Simms, Co-Chief Investment Officer–International Value Equities and Director of Research–Global and International Value Equities

Henry S. D’Auria, CFA, Co-Chief Investment Officer–International Value Equities and Chief Investment Officer– Emerging Markets Value Equities

Global equities recovered during the past six months after the European Central Bank took decisive action late in 2011 to stem the Eurozone sovereign-debt crisis. Stocks rallied across the world, and volatility began to ease from extremely high levels.

In our portfolio, good stock selection in several sectors, including energy and industrial commodities, was balanced by poor returns from technology holdings. As performance improved in the January–March period, we saw especially strong returns from banks and auto stocks, including many holdings that were among the portfolio’s detractors in 2011.

Trends in the first quarter of 2012 bolstered our confidence in the portfolio’s positioning. We believe that sticking with attractively valued stocks with strong fundamentals is the right strategy as market conditions continue to improve.

8

As the reporting period ended, the spreads in valuation between the cheapest and most expensive quintiles of stocks were still wider than during the financial crisis in 2008. When these spreads have narrowed in the past, our portfolio has tended to outperform. Today, our portfolio holdings as a group rank among the cheapest in the industry; their valuations are nearly as low as they were in 2008–2009, yet with much stronger profitability levels and balance sheets.

Corporate strength, better economic prospects, and growing investor confidence may be creating a virtuous circle for equity markets. Not only has volatility declined, but risk appetite has been improving. Moreover, global equity correlations dropped sharply during the first quarter, which implies that investors are now drawing greater distinctions among companies based on their fundamentals. We believe that lower correlations are a key ingredient for the success of research-driven investment strategies, and in our view, market conditions now look more promising than at any time in recent years.

Baillie Gifford Overseas Ltd.

Portfolio Managers:
Charles Plowden, Joint Senior Partner and Lead Portfolio Manager

Spencer Adair, CFA, Investment Manager

Malcolm MacColl, Investment Manager

Two recent developments stand out as indications that the worst threats left behind by the financial crisis have been averted and that brighter days lie ahead.

First, we have seen strong policy intervention by the European Central Bank to stabilize the Eurozone financial system, and second, we have started to see signs of a recovery in the U.S. economy. Although we still expect the recovery from the credit crisis to be protracted, these are very positive developments.

Even with headwinds in Europe and the United States, the global economy is set to expand at a respectable rate in 2012. Our portfolio remains oriented toward emerging markets, which are the one area of the global economy that will continue to grow strongly. However, we have been anticipating a strong recovery in developed markets and have been gradually taking selective positions in these areas over the past 18 months. Examples of stock purchases we think are strong given our outlook include Harley Davidson and Carlsberg, whose investment cases are partly predicated on recoveries in the United States and Europe.

Despite the optimistic signs and the recent stock rally, we think market sentiment remains quite gloomy. There is still too little differentiation between companies with sustainably strong growth and those with inferior competitive positions. We believe this is an excellent time to be a global stockpicker with an eye for companies that have a combination of strong balance sheets, innovative employees, and superior products or inventive business models. As our portfolio is full of these, and we expect further recovery in the economy, we look forward with continuing confidence.

9

Global Equity Fund

Fund Profile
As of March 31, 2012

Portfolio Characteristics
		MSCI All
		Country
	Fund	World Index
Number of Stocks	968	2,424
Median Market Cap	$16.6B	$36.0B
Price/Earnings Ratio	13.1x	14.7x
Price/Book Ratio	1.6x	1.8x
Return on Equity	15.5%	18.2%
Earnings Growth Rate	9.3%	6.0%
Dividend Yield	2.3%	2.7%
Turnover Rate
(Annualized)	42%	—
Ticker Symbol	VHGEX	—
Expense Ratio[1]	0.54%	—
Short-Term Reserves	1.0%	—

Sector Diversification (% of equity exposure)
		MSCI All
		Country
	Fund	World Index
Consumer Discretionary	16.8%	10.5%
Consumer Staples	9.6	10.2
Energy	9.2	11.3
Financials	20.6	19.5
Health Care	7.9	8.9
Industrials	12.1	10.5
Information Technology	10.6	13.0
Materials	6.4	7.9
Telecommunication
Services	5.4	4.5
Utilities	1.4	3.7

Volatility Measures
MSCI All
Country
World Index
R-Squared	0.99
Beta	1.05

These measures show the degree and timing of the fund’s fluctuations compared with the index over 36 months.

Ten Largest Holdings (% of total net assets)
Jardine Holdings Ltd.	Industrial
	Conglomerates	1.7%
Apple Inc.	Computer
	Hardware	1.2
Philip Morris
International Inc.	Tobacco	1.2
Royal Dutch Shell plc	Integrated Oil &
	Gas	1.1
Liberty Global Inc.	Cable & Satellite	1.0
BP plc	Integrated Oil &
	Gas	1.0
Samsung Electronics Co.
Ltd.	Semiconductors	1.0
Amazon.com Inc.	Internet Retail	0.9
Costco Wholesale Corp.	Hypermarkets &
	Super Centers	0.8
Nippon Telegraph &	Integrated
Telephone Corp.	Telecommunication
	Services	0.8
Top Ten		10.7%

The holdings listed exclude any temporary cash investments and equity index products.

Allocation by Region (% of equity exposure)

1 The expense ratio shown is from the prospectus dated January 26, 2012, and represents estimated costs for the current fiscal year. For the six months ended March 31, 2012, the annualized expense ratio was 0.56%.

10

Global Equity Fund

Market Diversification (% of equity exposure)
		MSCI All
		Country
		World
	Fund	Index
Europe
United Kingdom	8.6%	8.2%
France	2.6	3.4
Germany	2.1	3.2
Switzerland	1.4	3.1
Other	5.0	5.7
Subtotal	19.7%	23.6%
Pacific
Japan	8.3%	7.9%
Hong Kong	3.8	1.1
Australia	2.6	3.1
Other	0.8	0.7
Subtotal	15.5%	12.8%
Emerging Markets
South Korea	2.9%	2.0%
China	2.4	2.2
Philippines	1.8	0.1
South Africa	1.7	1.0
Taiwan	1.7	1.4
Thailand	1.7	0.3
Malaysia	1.5	0.4
Russia	1.2	0.9
Brazil	1.0	1.9
Other	1.9	2.8
Subtotal	17.8%	13.0%
North America
United States	43.7%	46.1%
Canada	3.3	4.3
Subtotal	47.0%	50.4%
Middle East	0.0%	0.2%

11

Global Equity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 2001, Through March 31, 2012

Spliced Global Equity Index: MSCI All Country World Index returns gross of taxes through March 31, 2007; MSCI All Country World Index returns net of withholding taxes applicable to Luxembourg holding companies thereafter.
Note: For 2012, performance data reflect the six months ended March 31, 2012.

Average Annual Total Returns: Periods Ended March 31, 2012

	Inception	One	Five	Ten
	Date	Year	Years	Years
Global Equity Fund	8/14/1995	-1.23%	-1.74%	7.11%

See Financial Highlights for dividend and capital gains information.

12

Global Equity Fund

Financial Statements (unaudited)

Statement of Net Assets—Investments Summary
As of March 31, 2012

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market	Percentage
		Value	of Net
	Shares	($000)	Assets
Common Stocks
Australia
BHP Billiton Ltd.	637,347	22,976	0.6%
Santos Ltd.	1,165,917	17,216	0.5%
Australia—Other †		40,879	1.0%
		81,071	2.1%

Austria †		2,402	0.1%

Belgium †		10,408	0.3%

Brazil †		38,625	1.0%

Canada
Rogers Communications Inc. Class B	732,006	29,061	0.7%
Bombardier Inc. Class B	3,931,616	16,318	0.4%
Canada—Other †		84,912	2.2%
		130,291	3.3%

Chile †		5,788	0.1%

China
China Mobile Ltd.	2,281,500	25,123	0.7%
China Petroleum & Chemical Corp.	22,904,000	24,937	0.6%
PetroChina Co. Ltd.	11,302,000	15,915	0.4%
China Telecom Corp. Ltd.	6,112,000	3,373	0.1%
China Resources Enterprise Ltd.	336,067	1,173	0.0%
Dongfeng Motor Group Co. Ltd.	310,000	562	0.0%
China—Other †		22,999	0.6%
		94,082	2.4%

13

Global Equity Fund

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Colombia †		399	0.0%

Cyprus †		914	0.0%

Denmark †		21,029	0.5%

Egypt †		2,523	0.1%

Finland †		10,983	0.3%

France
European Aeronautic Defence and Space Co. NV	582,109	23,839	0.6%
France—Other †		69,063	1.7%
		92,902	2.3%

Germany †		71,924	1.8%

Greece †		2,855	0.1%

Hong Kong
Jardine Strategic Holdings Ltd.	1,227,900	37,497	0.9%
Jardine Matheson Holdings Ltd.	616,302	30,871	0.8%
Mandarin Oriental International Ltd.	806,690	1,304	0.0%
Hong Kong—Other †		78,160	2.0%
		147,832	3.7%

Hungary †		307	0.0%

India †		8,553	0.2%

Indonesia †		19,024	0.5%

Ireland †		10,628	0.3%

Israel †		780	0.0%

Italy †		27,296	0.7%

Japan
Nippon Telegraph & Telephone Corp.	676,000	30,639	0.8%
Hitachi Ltd.	3,102,000	20,070	0.5%
Daito Trust Construction Co. Ltd.	217,200	19,614	0.5%
Japan—Other †		235,979	6.0%
		306,302	7.8%
Malaysia
CIMB Group Holdings Bhd.	6,616,838	16,616	0.4%
Malaysia—Other †		41,751	1.1%
		58,367	1.5%

Mexico †		11,696	0.3%

Netherlands †		24,276	0.6%

New Zealand †		750	0.0%

14

Global Equity Fund

		Market	Percentage
		Value	of Net
	Shares	($000)	Assets

Norway †		18,194	0.5%

Philippines
Ayala Corp.	2,458,573	23,301	0.6%
Philippines—Other †		45,596	1.1%
		68,897	1.7%

Poland †		16,861	0.4%

Portugal †		2,118	0.1%

Russia
Gazprom OAO ADR	1,911,418	23,377	0.6%
Lukoil OAO ADR	362,739	21,891	0.5%
Russia—Other †		3,052	0.1%
		48,320	1.2%

Singapore †		30,986	0.8%

South Africa †		67,262	1.7%

South Korea
Samsung Electronics Co. Ltd.	31,035	35,009	0.9%
Hyundai Motor Co.	97,255	20,083	0.5%
Kia Motors Corp.	256,128	16,807	0.4%
1 South Korea—Other †		40,000	1.0%
		111,899	2.8%

Spain †		16,170	0.4%

Sweden †		30,503	0.8%

Switzerland †		54,796	1.4%

Taiwan
Fubon Financial Holding Co. Ltd.	14,392,445	16,245	0.4%
Taiwan—Other †		39,036	1.0%
		55,281	1.4%

Thailand †		65,048	1.6%

Turkey †		13,229	0.3%

United Kingdom
Royal Dutch Shell plc Class A	1,125,175	39,422	1.0%
BP plc	4,136,462	30,806	0.8%
Vodafone Group plc	7,010,952	19,339	0.5%
Rio Tinto plc	292,821	16,230	0.4%
Royal Dutch Shell plc Class B	146,694	5,166	0.1%
United Kingdom—Other †		195,878	5.0%
		306,841	7.8%

15

Global Equity Fund

		Market	Percentage
		Value	of Net
	Shares	($000)	Assets
United States
Consumer Discretionary
* Amazon.com Inc.	171,610	34,753	0.9%
* Liberty Global Inc. Class A	471,275	23,601	0.6%
Cablevision Systems Corp. Class A	1,493,963	21,931	0.6%
* priceline.com Inc.	26,343	18,901	0.5%
* Liberty Global Inc.	349,117	16,719	0.4%
Consumer Discretionary—Other †		238,660	6.0%
		354,565	9.0%
Consumer Staples
Philip Morris International Inc.	535,893	47,486	1.2%
Costco Wholesale Corp.	355,015	32,235	0.8%
Lorillard Inc.	212,093	27,462	0.7%
Tyson Foods Inc. Class A	1,230,277	23,560	0.6%
Kroger Co.	778,483	18,863	0.5%
Consumer Staples—Other †		94,199	2.4%
		243,805	6.2%
Energy
ConocoPhillips	352,830	26,818	0.7%
Energy—Other †		36,946	0.9%
		63,764	1.6%
Financials
Citigroup Inc.	649,776	23,749	0.6%
Capital One Financial Corp.	366,293	20,417	0.5%
* Berkshire Hathaway Inc. Class B	244,855	19,870	0.5%
SL Green Realty Corp.	246,803	19,140	0.5%
Bank of America Corp.	1,894,205	18,128	0.5%
Financials—Other †		215,015	5.4%
		316,319	8.0%
Health Care
Merck & Co. Inc.	726,643	27,903	0.7%
WellPoint Inc.	335,282	24,744	0.6%
Eli Lilly & Co.	565,033	22,754	0.6%
Aetna Inc.	452,126	22,679	0.6%
Pfizer Inc.	877,946	19,894	0.5%
Humana Inc.	194,673	18,003	0.5%
UnitedHealth Group Inc.	300,270	17,698	0.4%
Health Care—Other †		50,480	1.3%
		204,155	5.2%
Industrials
Northrop Grumman Corp.	432,634	26,425	0.7%
* Kansas City Southern	251,776	18,050	0.5%
Industrials—Other †		72,078	1.8%
		116,553	3.0%
Information Technology
* Apple Inc.	80,338	48,160	1.2%
Information Technology—Other †		171,689	4.4%
		219,849	5.6%

16

Global Equity Fund

			Market	Percentage
			Value	of Net
			($000)	Assets
Materials †			68,698	1.7%

Telecommunication Services †			17,117	0.4%

Utilities †			7,732	0.2%
			1,612,557	40.9%
Total Common Stocks (Cost $3,059,119)			3,700,969	93.8%[2]
Preferred Stocks (Cost $75) †			53	0.0%
Convertible Bonds
Consumer Discretionary †			—	0.0%

[1]Financials †			1,032	0.0%

Industrials †			1,089	0.0%

Telecommunication Services †			3,002	0.1%
Total Convertible Bonds (Cost $4,434)			5,123	0.1%

	Coupon	Shares
Temporary Cash Investments
Money Market Fund
[3,4] Vanguard Market Liquidity Fund	0.123%	247,584,000	247,584	6.3%

[5,6] U. S. Government and Agency Obligations †			15,999	0.4%
Total Temporary Cash Investments (Cost $263,583)			263,583	6.7%[2]
[7]Total Investments (Cost $3,327,211)			3,969,728	100.6%
Other Assets and Liabilities
Other Assets[5]			53,080	1.3%
Liabilities[4]			(75,924)	(1.9%)
			(22,844)	(0.6%)
Net Assets			3,946,884	100.0%

17

Global Equity Fund

At March 31, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	5,086,345
Overdistributed Net Investment Income	(11,192)
Accumulated Net Realized Losses	(1,771,773)
Unrealized Appreciation (Depreciation)
Investment Securities	642,517
Futures Contracts	521
Forward Currency Contracts	583
Foreign Currencies	(117)
Net Assets	3,946,884

Net Assets
Applicable to 218,458,062 outstanding $.001 par value shares of beneficial
interest (unlimited authorization)	3,946,884
Net Asset Value Per Share	$18.07

See Note A in Notes to Financial Statements.
* Non-income-producing security.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2012, the aggregate value of these securities was $4,194,000, representing 0.1% of net assets.
2 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.9% and 1.6%, respectively, of net assets.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $21,127,000 of collateral received for securities on loan.
5 Securities with a value of $14,999,000 and cash of $500,000 have been segregated as initial margin for open futures contracts.
6 Securities with a value of $710,000 have been segregated as collateral for open forward currency contracts.
7 The total value of securities on loan is $19,666,000.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Global Equity Fund

Statement of Operations

Six Months Ended
March 31, 2012
($000)
Investment Income
Income
Dividends[1]	35,535
Interest[2]	390
Security Lending	835
Total Income	36,760
Expenses
Investment Advisory Fees—Note B
Basic Fee	4,470
Performance Adjustment	98
The Vanguard Group—Note C
Management and Administrative	4,866
Marketing and Distribution	403
Custodian Fees	292
Shareholders’ Reports	38
Trustees’ Fees and Expenses	5
Total Expenses	10,172
Net Investment Income	26,588
Realized Net Gain (Loss)
Investment Securities Sold	39,326
Futures Contracts	14,755
Foreign Currencies and Forward Currency Contracts	(1,135)
Realized Net Gain (Loss)	52,946
Change in Unrealized Appreciation (Depreciation)
Investment Securities	603,622
Futures Contracts	1,313
Foreign Currencies and Forward Currency Contracts	1,398
Change in Unrealized Appreciation (Depreciation)	606,333
Net Increase (Decrease) in Net Assets Resulting from Operations	685,867

1 Dividends are net of foreign withholding taxes of $1,799,000.
2 Interest income from an affiliated company of the fund was $71,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Global Equity Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	26,588	78,752
Realized Net Gain (Loss)	52,946	254,579
Change in Unrealized Appreciation (Depreciation)	606,333	(568,777)
Net Increase (Decrease) in Net Assets Resulting from Operations	685,867	(235,446)
Distributions
Net Investment Income	(76,901)	(73,523)
Realized Capital Gain	—	—
Total Distributions	(76,901)	(73,523)
Capital Share Transactions
Issued	286,840	446,848
Issued in Lieu of Cash Distributions	72,487	69,613
Redeemed	(351,356)	(783,383)
Net Increase (Decrease) from Capital Share Transactions	7,971	(266,922)
Total Increase (Decrease)	616,937	(575,891)
Net Assets
Beginning of Period	3,329,947	3,905,838
End of Period[1]	3,946,884	3,329,947

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($11,192,000) and $38,960,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Global Equity Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2012	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$15.24	$16.74	$15.49	$16.64	$26.51	$21.96
Investment Operations
Net Investment Income	.132	.345[1]	.314	.371	.529	.490[1]
Net Realized and Unrealized Gain (Loss)
on Investments	3.060	(1.525)	1.292	(.948)	(8.569)	5.250
Total from Investment Operations	3.192	(1.180)	1.606	(.577)	(8.040)	5.740
Distributions
Dividends from Net Investment Income	(.362)	(.320)	(.356)	(.573)	(.430)	(.310)
Distributions from Realized Capital Gains	—	—	—	—	(1.400)	(.880)
Total Distributions	(.362)	(.320)	(.356)	(.573)	(1.830)	(1.190)
Net Asset Value, End of Period	$18.07	$15.24	$16.74	$15.49	$16.64	$26.51

Total Return[2]	21.26%	-7.31%	10.51%	-2.30%	-32.24%	27.00%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,947	$3,330	$3,906	$3,813	$5,160	$7,552
Ratio of Total Expenses to
Average Net Assets[3]	0.56%	0.54%	0.44%	0.47%	0.51%	0.64%
Ratio of Net Investment Income to
Average Net Assets	1.47%	1.92%	1.94%	2.55%	2.35%	1.98%
Portfolio Turnover Rate	42%	44%	64%	71%	73%	64%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of 0.01%, (0.02%), (0.11%), (0.13%), (0.02%), and 0.05%.

See accompanying Notes, which are an integral part of the Financial Statements.

Global Equity Fund

Notes to Financial Statements

Vanguard Global Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

The fund also enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts or to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The primary risk associated with the fund’s use of these contracts is that a counterparty will fail to fulfill its obligation to pay gains due to the fund under the contracts. Counterparty risk is mitigated by entering into forward currency contracts only with highly rated counterparties, by a master netting arrangement between the fund and the counterparty, and by the posting of collateral by the counterparty. The forward currency contracts contain provisions

Global Equity Fund

whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has posted. Any securities posted as collateral for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2008–2011), and for the period ended March 31, 2012, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Marathon Asset Management LLP, Acadian Asset Management LLC, AllianceBernstein L.P., and Baillie Gifford Overseas Ltd. each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Marathon Asset Management LLP, Acadian Asset Management LLC, and Baillie Gifford Overseas Ltd. are subject to quarterly adjustments based on performance for the preceding three years relative to the MSCI All Country World Index. The basic fee of AllianceBernstein L.P. is subject to quarterly adjustments based on performance for the preceding five years relative to the MSCI All Country World Index.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the six months ended March 31, 2012, the aggregate investment advisory fee represented an effective annual basic rate of 0.25% of the fund’s average net assets, before an increase of $98,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital

Global Equity Fund

contributions to Vanguard. At March 31, 2012, the fund had contributed capital of $566,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.23% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of March 31, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—International	218,699	1,869,713	—
Common Stocks—United States	1,612,557	—	—
Preferred Stocks	—	53	—
Convertible Bonds	—	5,123	—
Temporary Cash Investments	247,584	15,999	—
Futures Contracts—Assets[1]	819	—	—
Forward Currency Contracts—Assets	—	1,059	—
Forward Currency Contracts—Liabilities	—	(476)	—
Total	2,079,659	1,891,471	—
1 Represents variation margin on the last day of the reporting period.

E. At March 31, 2012, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	819	1,059	1,878
Liabilities	—	(476)	(476)

Global Equity Fund

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended March 31, 2012, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	14,755	—	14,755
Forward Currency Contracts	—	(928)	(928)
Realized Net Gain (Loss) on Derivatives	14,755	(928)	13,827

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	1,313	—	1,313
Forward Currency Contracts	—	1,216	1,216
Change in Unrealized Appreciation (Depreciation) on Derivatives	1,313	1,216	2,529

At March 31, 2012, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	June 2012	869	60,969	558
S&P 500 Index	June 2012	105	36,834	1,079
Dow Jones EURO STOXX 50 Index	June 2012	854	27,397	(965)
FTSE 100 Index	June 2012	296	27,097	(631)
S&P ASX 200 Index	June 2012	195	21,943	315
Topix Index	June 2012	159	16,558	254
MSCI Taiwan Index	April 2012	386	10,897	(89)

Unrealized appreciation (depreciation) on open E-mini S&P 500 Index, S&P 500 Index, and FTSE 100 Index futures is required to be treated as realized gain (loss) for tax purposes.

At March 31, 2012, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

Global Equity Fund

						Unrealized
	Contract					Appreciation
	Settlement			Contract Amount (000)		(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
UBS AG	6/20/12	EUR	21,297	USD	28,374	418
UBS AG	6/20/12	GBP	17,356	USD	27,715	446
UBS AG	6/26/12	AUD	20,877	USD	21,419	(355)
UBS AG	6/12/12	JPY	829,865	USD	10,091	121
UBS AG	6/12/12	JPY	507,166	USD	6,167	(121)
Goldman Sachs Bank USA	4/16/12	USD	35,791	JPY	2,952,855	74

AUD—Australian dollar.
EUR—Euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

At March 31, 2012, the counterparties had deposited in segregated accounts securities with a value sufficient to cover substantially all amounts due to the fund in connection with open forward currency contracts.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended March 31, 2012, the fund realized net foreign currency losses of $207,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to overdistributed net investment income. Certain of the fund’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the six months ended March 31, 2012, the fund realized gains on the sale of passive foreign investment companies of $368,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized losses to overdistributed net investment income. Passive foreign investment companies held at March 31, 2012, had unrealized appreciation of $16,131,000 as of October 31, 2011, the most recent mark-to-market date for tax purposes. This amount has been distributed and is reflected in the balance of overdistributed net investment income.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at September 30, 2011, the fund had available capital loss carryforwards totaling $1,826,759,000 to offset future net capital gains of $596,476,000 through September 30, 2017, and $1,230,283,000 through September 30, 2018. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending September 30, 2012; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above

Global Equity Fund

At March 31, 2012, the cost of investment securities for tax purposes was $3,343,342,000. Net unrealized appreciation of investment securities for tax purposes was $626,386,000, consisting of unrealized gains of $890,860,000 on securities that had risen in value since their purchase and $264,474,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended March 31, 2012, the fund purchased $737,489,000 of investment securities and sold $896,389,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2012	September 30, 2011
	Shares	Shares
	(000)	(000)
Issued	16,528	24,878
Issued in Lieu of Cash Distributions	4,542	3,933
Redeemed	(21,055)	(43,692)
Net Increase (Decrease) in Shares Outstanding	15	(14,881)

I. In preparing the financial statements as of March 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended March 31, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Global Equity Fund	9/30/2011	3/31/2012	Period
Based on Actual Fund Return	$1,000.00	$1,212.59	$3.10
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.20	2.83

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.56%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Trustees Approve Advisory Agreements

The board of trustees of Vanguard Global Equity Fund has renewed the fund’s investment advisory agreements with Acadian Asset Management LLC, AllianceBernstein L.P., Baillie Gifford Overseas Ltd., and Marathon Asset Management LLP. The board determined that the retention of the advisors was in the best interests of the fund and its shareholders.

The board based its decisions upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreements. Rather, it was the totality of the circumstances that drove the board’s decisions.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management over both the short and long term, and took into account the organizational depth and stability of each advisor. The board noted the following:

Acadian Asset Management LLC. Acadian, founded in 1986, is a Boston-based investment management firm specializing in quantitative equity strategies for developed and emerging markets. The firm’s investment process builds portfolios from the bottom up using proprietary valuation models measuring more than 20 stock factors and focusing on those that have proven most effective in predicting returns. The result is a rating of all securities in the Acadian database in terms of each stock’s expected return relative to its country and sector group. Acadian has managed a portion of the fund since 2004.

AllianceBernstein L.P. AllianceBernstein, founded in 1971, is a global asset management firm that provides diversified, global investment management services involving growth and value equities, blend strategies, and fixed income securities to clients worldwide. The firm employs a bottom-up, research-driven, value-based equity investment philosophy in selecting stocks. It relies on deep investment research to understand companies and industries that may be undergoing stress, and it seeks to exploit mispricings created by investor overreaction. AllianceBernstein remains one of the largest investment managers in the industry with experienced research analysts and portfolio managers. AllianceBernstein has managed a portion of the fund since 2006.

Baillie Gifford Overseas Ltd. Baillie Gifford, a unit of Baillie Gifford & Co., founded in 1908, is among the largest independently owned investment management firms in the United Kingdom. Baillie Gifford’s investment approach is based on long-term investments in well-researched and well-managed businesses that enjoy sustainable competitive advantages in their marketplaces. The firm employs a fundamental, bottom-up approach to identify growth companies, screening them for quality, then value. The main factors considered are sustainable earnings growth, cash-flow generation, profitability, interest coverage, and valuation. Baillie Gifford has managed a portion of the fund since 2008.

Marathon Asset Management LLP. Marathon, founded in 1986, continues to use a bottom-up approach that focuses on stock selection. Historically, the portfolio was managed by the three founders (Jeremy Hosking, Neil Ostrer, and William Arah), who were all regional specialists. The process has evolved in recent years to focus on global generalists rather than regional specialists. While the three founders don’t plan to retire for years, they have transitioned the firm to a multi-counselor approach, allocating 25% of the portfolio to four members of the firm’s second generation. Marathon has advised the fund since its inception in 1995.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreements.

Investment performance
The board considered the short and longterm performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that each advisor has carried out the fund’s investment strategy in disciplined fashion and that performance results have allowed the fund to remain competitive versus its benchmark and peer group. The board noted that AllianceBernstein has underperformed its benchmark and peer group over the short and long term, in part because of AllianceBernstein’s deep value orientation. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below the peergroup average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider profitability of the fund’s advisors in determining whether to approve the advisory fees, because the firms are independent of Vanguard, and the advisory fees are the result of arm’slength negotiations.

The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedules. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by each advisor increase.

The board will consider whether to renew the advisory agreements again after a oneyear period.

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
The Conference Board.

F. William McNabb III	Amy Gutmann
Born 1957. Trustee Since July 2009. Chairman of the	Born 1949. Trustee Since June 2006. Principal
Board. Principal Occupation(s) During the Past Five	Occupation(s) During the Past Five Years: President
Years: Chairman of the Board of The Vanguard Group,	of the University of Pennsylvania; Christopher H.
Inc., and of each of the investment companies served	Browne Distinguished Professor of Political Science
by The Vanguard Group, since January 2010; Director	in the School of Arts and Sciences with secondary
of The Vanguard Group since 2008; Chief Executive	appointments at the Annenberg School for Commu-
Officer and President of The Vanguard Group and of	nication and the Graduate School of Education
each of the investment companies served by The	of the University of Pennsylvania; Director of
Vanguard Group since 2008; Director of Vanguard	Carnegie Corporation of New York, Schuylkill River
Marketing Corporation; Managing Director of The	Development Corporation, and Greater Philadelphia
Vanguard Group (1995–2008).	Chamber of Commerce; Trustee of the National
Constitution Center; Chair of the Presidential
Commission for the Study of Bioethical Issues.
IndependentTrustees
JoAnn Heffernan Heisen
Emerson U. Fullwood	Born 1950. Trustee Since July 1998. Principal
Born 1948. Trustee Since January 2008. Principal	Occupation(s) During the Past Five Years: Corporate
Occupation(s) During the Past Five Years: Executive	Vice President and Chief Global Diversity Officer
Chief Staff and Marketing Officer for North America	(retired 2008) and Member of the Executive
and Corporate Vice President (retired 2008) of Xerox	Committee (1997–2008) of Johnson & Johnson
Corporation (document management products and	(pharmaceuticals/medical devices/consumer
services); Executive in Residence and 2010	products); Director of Skytop Lodge Corporation
Distinguished Minett Professor at the Rochester	the Robert Wood Johnson Foundation, and the Center
Institute of Technology; Director of SPX Corporation	(hotels), the University Medical Center at Princeton,
(multi-industry manufacturing), the United Way of	for Talent Innovation; Member of the Advisory Board
Rochester, Amerigroup Corporation (managed health	of the Maxwell School of Citizenship and Public Affairs
care), the University of Rochester Medical Center,	at Syracuse University.
Monroe Community College Foundation, and North
Carolina A&T University.	F. Joseph Loughrey
Born 1949. Trustee Since October 2009. Principal
Rajiv L. Gupta	Occupation(s) During the Past Five Years: President
Born 1945. Trustee Since December 2001.[2]	and Chief Operating Officer (retired 2009) of Cummins
Principal Occupation(s) During the Past Five Years:	Inc. (industrial machinery); Director of SKF AB
Chairman and Chief Executive Officer (retired 2009)	(industrial machinery), Hillenbrand, Inc. (specialized
and President (2006–2008) of Rohm Haas Co.	consumer services), the Lumina Foundation for
(chemicals); Director of Tyco International, Ltd.
(diversified manufacturing and services), Hewlett-
Packard Co. (electronic computer manufacturing),

Education, and Oxfam America; Chairman of the	Executive Officers
Advisory Council for the College of Arts and Letters
and Member of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies at the University	Born 1967. Controller Since July 2010. Principal
of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation;
Alfred M. Rankin, Jr.	Principal of The Vanguard Group (1997–2006).
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,
Vanguard Senior ManagementTeam
President, and Chief Executive Officer of NACCO
Industries, Inc. (forklift trucks/housewares/lignite);	Mortimer J. Buckley	Michael S. Miller
Director of Goodrich Corporation (industrial products/	Kathleen C. Gubanich	James M. Norris
aircraft systems and services) and the National	Paul A. Heller	Glenn W. Reed
Association of Manufacturers; Chairman of the Board	Martha G. King	George U. Sauter
of the Federal Reserve Bank of Cleveland and of	Chris D. McIsaac
University Hospitals of Cleveland; Advisory Chairman
of the Board of The Cleveland Museum of Art.
Chairman Emeritus and Senior Advisor
Peter F. Volanakis
John J. Brennan
Born 1955. Trustee Since July 2009. Principal	Chairman, 1996–2009
Occupation(s) During the Past Five Years: President	Chief Executive Officer and President, 1996–2008
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director
of SPX Corporation (multi-industry manufacturing);	Founder
Overseer of the Amos Tuck School of Business
Administration at Dartmouth College; Advisor to the	John C. Bogle
Norris Cotton Cancer Center.	Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2012 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1292 052012

Vanguard® Global Equity Fund
Schedule of Investments
March 31, 2012

		Market
		Value
	Shares	($000)

Common Stocks (93.8%)[1]
Australia (2.1%)
BHP Billiton Ltd.	637,347	22,976
Santos Ltd.	1,165,917	17,216
Rio Tinto Ltd.	178,959	12,140
Australia & New Zealand Banking Group Ltd.	460,953	11,120
National Australia Bank Ltd.	164,640	4,203
Brambles Ltd.	480,876	3,538
Amcor Ltd.	389,798	3,006
Iluka Resources Ltd.	117,143	2,172
Orica Ltd.	59,242	1,723
Cochlear Ltd.	12,620	809
Beach Energy Ltd.	500,099	762
Challenger Ltd.	162,067	638
Alumina Ltd.	455,071	584
DuluxGroup Ltd.	59,322	184
		81,071
Austria (0.1%)
Andritz AG	10,903	1,067
Oesterreichische Post AG	27,351	952
Raiffeisen Bank International AG	5,662	201
Erste Group Bank AG	7,881	182
		2,402
Belgium (0.3%)
Anheuser-Busch InBev NV	74,627	5,435
Groupe Bruxelles Lambert SA	30,257	2,343
KBC Groep NV	59,700	1,501
Delhaize Group SA	21,460	1,129
		10,408
Brazil (1.0%)
Vale SA Class B ADR	414,100	9,396
Petroleo Brasileiro SA ADR Type A	355,030	9,075
Banco do Brasil SA	542,900	7,712
* OGX Petroleo e Gas Participacoes SA	340,403	2,819
BM&FBovespa SA	366,500	2,247
Odontoprev SA	109,951	1,849
Embraer SA ADR	49,231	1,574
Petroleo Brasileiro SA ADR	34,900	927
Multiplan Empreendimentos Imobiliarios SA	34,500	792
MRV Engenharia e Participacoes SA	94,400	669
Diagnosticos da America SA	74,700	574
Duratex SA	65,600	414
Localiza Rent a Car SA	18,147	334
Weg SA	22,100	243
		38,625
Canada (3.3%)
Rogers Communications Inc. Class B	732,006	29,061
Bombardier Inc. Class B	3,931,616	16,318
Magna International Inc.	297,190	14,170
Imperial Oil Ltd.	257,892	11,718
Toronto-Dominion Bank	133,300	11,314
Suncor Energy Inc.	208,200	6,803
Onex Corp.	164,704	6,062
BCE Inc.	132,531	5,307
Bank of Montreal	84,294	5,009
Nexen Inc.	227,721	4,176
Agrium Inc.	44,990	3,883
Fairfax Financial Holdings Ltd.	7,379	2,972
Kinross Gold Corp.	214,030	2,092
Goldcorp Inc.	44,800	2,019
Ritchie Bros Auctioneers Inc.	76,607	1,820
* BCE Inc.	45,310	1,815
Saputo Inc.	31,600	1,369

1

Vanguard® Global Equity Fund
Schedule of Investments
March 31, 2012

			Market
			Value
		Shares	($000)
	Groupe Aeroplan Inc.	86,213	1,066
	MI Developments Inc.	20,241	700
*	CGI Group Inc. Class A	27,900	622
	Royal Bank of Canada	10,300	597
	TELUS Corp. Class A	8,600	489
	Alimentation Couche Tard Inc. Class B	13,900	456
	Empire Co. Ltd. Class A	4,500	260
*	ACE Aviation Holdings Inc. Class A	15,135	163
*	Catalyst Paper Corp.	1,158,844	17
	Yellow Media Inc.	83,441	8
*	Nortel Networks Corp.	241,295	5
			130,291
Chile (0.1%)
	Enersis SA ADR	229,729	4,638
	Vina Concha y Toro SA	299,789	687
*	Quinenco SA	146,924	463
			5,788
China (2.4%)
	China Mobile Ltd.	2,281,500	25,123
	China Petroleum & Chemical Corp.	22,904,000	24,937
	PetroChina Co. Ltd.	11,302,000	15,915
	Tsingtao Brewery Co. Ltd.	1,774,000	9,594
	China Telecom Corp. Ltd.	6,112,000	3,373
	Mindray Medical International Ltd. ADR	98,792	3,257
	Evergrande Real Estate Group Ltd.	3,654,000	1,958
	Shandong Weigao Group Medical Polymer Co. Ltd.	1,244,000	1,426
*	Baidu Inc. ADR	9,600	1,399
*	Netease.com ADR	20,400	1,185
	China Resources Enterprise Ltd.	336,067	1,173
	GCL-Poly Energy Holdings Ltd.	3,633,000	1,010
	Want Want China Holdings Ltd.	695,994	779
*	Sina Corp.	8,900	579
	Dongfeng Motor Group Co. Ltd.	310,000	562
	Tingyi Cayman Islands Holding Corp.	186,373	538
*,^	Sohu.com Inc.	9,200	508
	Weiqiao Textile Co.	778,185	402
	Silver Grant International	1,692,000	364
			94,082
Colombia (0.0%)
	Cementos Argos SA	64,150	399

Cyprus (0.0%)
*	Globaltrans Investment plc GDR	53,384	914

Denmark (0.5%)
	Carlsberg A/S Class B	54,630	4,532
	Coloplast A/S Class B	24,145	4,185
	Novo Nordisk A/S Class B	26,127	3,628
*	William Demant Holding A/S	26,776	2,502
	GN Store Nord A/S	216,874	2,322
*	Danske Bank A/S	62,838	1,068
*	Jyske Bank A/S	31,113	986
*	Topdanmark A/S	3,899	678
*	Bang & Olufsen A/S	33,672	441
*	Vestas Wind Systems A/S	39,297	400
	AP Moeller - Maersk A/S Class B	37	287
			21,029
Egypt (0.1%)
	Ezz Steel	1,397,944	1,635

2

Vanguard® Global Equity Fund
Schedule of Investments
March 31, 2012

			Market
			Value
		Shares	($000)
*	Egyptian Financial Group-Hermes Holding	391,843	888
			2,523
Finland (0.3%)
	Sampo Oyj	164,626	4,757
^	Metso Oyj	78,220	3,342
	Wartsila OYJ Abp	19,854	749
^	Tieto Oyj	38,558	724
^	Cargotec Oyj Class B	15,037	574
^	Outokumpu Oyj	214,800	451
	Nokia Oyj	70,491	386
			10,983
France (2.3%)
	European Aeronautic Defence and Space Co. NV	582,109	23,839
	Total SA	307,103	15,687
	BNP Paribas SA	290,082	13,799
	Bouygues SA	238,521	7,274
	Societe Generale SA	150,757	4,424
	Renault SA	70,190	3,702
	Legrand SA	91,749	3,378
	Sanofi	41,189	3,196
	Vivendi SA	138,080	2,536
	ArcelorMittal	101,392	1,941
	AXA SA	110,826	1,839
	Groupe Eurotunnel SA	161,478	1,403
	Societe BIC SA	13,803	1,385
	Thales SA	36,712	1,375
	Neopost SA	21,174	1,363
	Carrefour SA	56,773	1,361
	Eurofins Scientific	9,450	1,032
	Technip SA	8,255	975
	Edenred	26,202	789
	SA des Ciments Vicat	7,459	495
	Imerys SA	7,677	467
	Alstom SA	8,304	324
*	Alcatel-Lucent ADR	131,498	298
	APERAM	722	13
*,^	Eurofins Scientific Warrants Exp. 06/29/2017	249	7
			92,902
Germany (1.8%)
	Deutsche Post AG	565,549	10,886
	Allianz SE	56,820	6,782
	E.ON AG	279,286	6,691
	Bayerische Motoren Werke AG	68,244	6,139
	BASF SE	68,437	5,984
	Fresenius Medical Care AG & Co. KGaA	71,944	5,093
	Daimler AG	77,968	4,701
	Deutsche Lufthansa AG	328,258	4,590
	Volkswagen AG Prior Pfd.	22,300	3,922
	Bayer AG	55,485	3,902
	SAP AG	47,553	3,321
	Infineon Technologies AG	190,360	1,946
	Deutsche Boerse AG	27,166	1,829
	Siemens AG	11,664	1,176
	Suedzucker AG	33,188	1,057
	Deutsche Bank AG	15,904	792
	Hannover Rueckversicherung AG	13,240	787
	Adidas AG	9,352	731
	GEA Group AG	21,137	729
	Axel Springer AG	11,289	570
	Celesio AG	15,140	274
	ThyssenKrupp AG	870	22
			71,924

3

Vanguard® Global Equity Fund
Schedule of Investments
March 31, 2012

		Market
		Value
	Shares	($000)
Greece (0.1%)
Coca Cola Hellenic Bottling Co. SA	149,026	2,855

Hong Kong (3.7%)
Jardine Strategic Holdings Ltd.	1,227,900	37,497
Jardine Matheson Holdings Ltd.	616,302	30,871
New World Development Co. Ltd.	12,054,097	14,514
First Pacific Co. Ltd.	10,213,600	11,326
Esprit Holdings Ltd.	5,174,743	10,449
SmarTone Telecommunications Holdings Ltd.	4,419,580	9,083
Television Broadcasts Ltd.	1,142,000	7,710
Wheelock & Co. Ltd.	1,788,000	5,408
CLP Holdings Ltd.	538,000	4,640
Hongkong & Shanghai Hotels	3,058,378	4,162
Midland Holdings Ltd.	6,608,000	3,485
Henderson Land Development Co. Ltd.	458,466	2,533
Hong Kong Aircraft Engineering Co. Ltd.	170,400	2,316
Mandarin Oriental International Ltd.	806,690	1,304
Hong Kong Exchanges and Clearing Ltd.	54,000	909
Texwinca Holdings Ltd.	487,139	594
* Next Media Ltd.	6,072,000	469
* I-CABLE Communications Ltd.	6,402,000	331
City Telecom HK Ltd. ADR	17,300	231
		147,832
Hungary (0.0%)
OTP Bank plc	17,667	307

India (0.2%)
Allahabad Bank	288,248	1,055
Zee Entertainment Enterprises Ltd.	423,471	1,053
Indian Bank	179,327	859
* Tata Motors Ltd.	151,827	821
Grasim Industries Ltd.	14,244	734
Havells India Ltd.	56,327	632
United Breweries Ltd.	56,578	597
* Dish TV India Ltd.	445,283	559
Tata Consultancy Services Ltd.	20,910	480
Bank of Baroda	29,468	460
Infosys Ltd. ADR	7,900	451
Sun TV Network Ltd.	61,060	365
Punjab National Bank	14,305	260
* Idea Cellular Ltd.	116,891	227
		8,553
Indonesia (0.5%)
* Bank Pan Indonesia Tbk PT	75,662,343	6,888
Indofood Sukses Makmur Tbk PT	8,187,500	4,350
* Matahari Putra Prima Tbk PT	23,927,775	2,301
Semen Gresik Persero Tbk PT	1,644,000	2,207
Bank Negara Indonesia Persero Tbk PT	2,338,111	1,025
Gajah Tunggal Tbk PT	2,642,500	773
Citra Marga Nusaphala Persada Tbk PT	2,020,500	459
Bank Rakyat Indonesia Persero Tbk PT	588,768	449
Gudang Garam Tbk PT	42,000	253
* Mayora Indah Tbk PT	70,000	147
* Ace Hardware Indonesia Tbk PT	264,000	129
* Mulia Industrindo Tbk PT	921,000	34
* Sumber Alfaria Trijaya Tbk PT	17,180	9
		19,024
Ireland (0.3%)
Paddy Power plc	35,818	2,256
* Ryanair Holdings plc ADR	59,879	2,172
Dragon Oil plc	137,335	1,373
* Governor & Co. of the Bank of Ireland	7,513,588	1,246
CRH plc	48,801	998

4

Vanguard® Global Equity Fund
Schedule of Investments
March 31, 2012

			Market
			Value
		Shares	($000)
	CRH plc (London Shares)	38,614	791
	DCC plc (London Shares)	28,986	732
	Irish Continental Group plc	28,622	603
	DCC plc	14,768	366
*	Independent News & Media plc	318,558	91
*	Irish Bank Resolution Corp. Ltd.	122,273	—
			10,628
Israel (0.0%)
	Teva Pharmaceutical Industries Ltd. ADR	17,300	780

Italy (0.7%)
	Saipem SPA	107,207	5,539
	Telecom Italia SPA (Registered)	3,703,100	4,408
	Luxottica Group SPA ADR	94,994	3,426
	Enel SPA	891,540	3,223
	Telecom Italia SPA (Bearer)	2,707,300	2,658
*	Fiat Industrial SPA	219,090	2,338
	Luxottica Group SPA	61,709	2,230
	Fiat SPA	218,604	1,285
*	UniCredit SPA	190,215	953
	Davide Campari-Milano SPA	92,610	630
	Intesa Sanpaolo SPA (Registered)	218,567	392
	Finmeccanica SPA	39,468	214
			27,296
Japan (7.8%)
	Nippon Telegraph & Telephone Corp.	676,000	30,639
	Hitachi Ltd.	3,102,000	20,070
	Daito Trust Construction Co. Ltd.	217,200	19,614
	Marubeni Corp.	2,045,000	14,872
	Fujitsu Ltd.	2,476,000	13,144
	Japan Tobacco Inc.	1,454	8,230
	Nissan Motor Co. Ltd.	735,900	7,912
	NTT Data Corp.	2,066	7,320
	Mitsubishi UFJ Financial Group Inc.	1,412,800	7,090
	Sumitomo Mitsui Financial Group Inc.	208,300	6,894
	Namco Bandai Holdings Inc.	452,450	6,564
	Otsuka Holdings Co. Ltd.	218,400	6,474
	JX Holdings Inc.	915,950	5,715
	Sharp Corp.	758,000	5,583
	Toyota Motor Corp.	121,300	5,278
	ORIX Corp.	44,440	4,270
	Kao Corp.	158,300	4,174
*	Pioneer Corp.	800,700	4,126
	Toyota Tsusho Corp.	187,200	3,841
	Dainippon Sumitomo Pharma Co. Ltd.	320,700	3,414
	Sumitomo Electric Industries Ltd.	237,500	3,289
	East Japan Railway Co.	51,800	3,270
	Inpex Corp.	471	3,203
	Yamaha Motor Co. Ltd.	233,900	3,165
	Tokyo Electron Ltd.	52,200	3,010
	Bridgestone Corp.	123,000	3,008
	Seven & I Holdings Co. Ltd.	100,200	2,988
	JFE Holdings Inc.	125,400	2,726
	Tokyo Gas Co. Ltd.	552,000	2,605
	JS Group Corp.	112,900	2,377
	Nintendo Co. Ltd.	15,000	2,278
	Toyo Seikan Kaisha Ltd.	156,700	2,269
	Honda Motor Co. Ltd.	56,500	2,176
	Astellas Pharma Inc.	51,400	2,117
	Secom Co. Ltd.	41,600	2,050
	Dai-ichi Life Insurance Co. Ltd.	1,304	1,822
	Daiwa House Industry Co. Ltd.	134,000	1,781
	MS&AD Insurance Group Holdings	85,100	1,761
	Isetan Mitsukoshi Holdings Ltd.	145,700	1,721

5

Vanguard® Global Equity Fund
Schedule of Investments
March 31, 2012

		Market
		Value
	Shares	($000)
Yamato Holdings Co. Ltd.	108,700	1,688
Aisin Seiki Co. Ltd.	47,200	1,679
Alfresa Holdings Corp.	34,700	1,654
FUJIFILM Holdings Corp.	69,600	1,647
West Japan Railway Co.	40,400	1,626
Dentsu Inc.	50,500	1,618
Calsonic Kansei Corp.	259,000	1,591
Daihatsu Motor Co. Ltd.	86,000	1,587
Nichii Gakkan Co.	118,000	1,586
* Mazda Motor Corp.	887,000	1,571
Rohm Co. Ltd.	31,400	1,558
Kirin Holdings Co. Ltd.	118,000	1,536
Ship Healthcare Holdings Inc.	74,300	1,523
Mitsubishi Estate Co. Ltd.	83,000	1,493
Fukuoka Financial Group Inc.	321,000	1,431
* Sumco Corp.	112,400	1,384
Sekisui House Ltd.	139,000	1,372
Mitsubishi Corp.	58,500	1,369
Obayashi Corp.	310,000	1,358
NET One Systems Co. Ltd.	109,400	1,341
ITOCHU Corp.	122,100	1,338
Mitsui & Co. Ltd.	76,700	1,266
Nippon Meat Packers Inc.	98,000	1,251
Yamada Denki Co. Ltd.	18,950	1,190
Konica Minolta Holdings Inc.	128,500	1,134
SKY Perfect JSAT Holdings Inc.	2,509	1,111
NKSJ Holdings Inc.	48,200	1,086
Marui Group Co. Ltd.	128,600	1,078
Olympus Corp.	64,800	1,064
Zeon Corp.	110,000	1,028
Sumitomo Forestry Co. Ltd.	112,400	1,026
Toyo Suisan Kaisha Ltd.	36,000	936
Shiseido Co. Ltd.	54,000	935
NSK Ltd.	116,000	903
Shinsei Bank Ltd.	683,000	899
Onward Holdings Co. Ltd.	109,000	890
Shimizu Corp.	220,000	885
Central Japan Railway Co.	106	875
Kinden Corp.	112,000	867
Hitachi Chemical Co. Ltd.	46,800	849
Omron Corp.	38,400	832
IHI Corp.	327,000	831
Bank of Yokohama Ltd.	162,000	815
Brother Industries Ltd.	58,000	792
Kyowa Hakko Kirin Co. Ltd.	70,000	782
Hitachi Metals Ltd.	60,000	752
Chiba Bank Ltd.	117,000	750
Azbil Corp.	29,300	651
Taiyo Nippon Sanso Corp.	80,000	568
Nippon Suisan Kaisha Ltd.	163,200	558
Unipres Corp.	17,600	550
NTT DoCoMo Inc.	297	494
Ryosan Co. Ltd.	22,500	453
Idemitsu Kosan Co. Ltd.	4,200	420
HIS Co. Ltd.	13,500	413
IT Holdings Corp.	34,900	411
Nippo Corp.	34,000	378
Nomura Research Institute Ltd.	14,700	367
Sekisui Chemical Co. Ltd.	41,000	357
Toho Holdings Co. Ltd.	19,400	346
Tokyo Ohka Kogyo Co. Ltd.	15,000	343
Shimachu Co. Ltd.	14,500	342
Press Kogyo Co. Ltd.	49,000	334
Seino Holdings Corp.	45,000	327

6

Vanguard® Global Equity Fund
Schedule of Investments
March 31, 2012

		Market
		Value
	Shares	($000)
Aoyama Trading Co. Ltd.	14,900	317
Fuji Soft Inc.	16,300	314
Alpine Electronics Inc.	23,000	313
Nagase & Co. Ltd.	25,000	311
United Arrows Ltd.	14,800	310
MediPal Holdings Corp.	23,500	306
Xebio Co. Ltd.	11,400	304
Nomura Real Estate Holdings Inc.	16,700	297
* Misawa Homes Co. Ltd.	28,000	295
Sega Sammy Holdings Inc.	14,000	294
Fuji Media Holdings Inc.	169	292
eAccess Ltd.	1,300	291
Itochu Techno-Solutions Corp.	6,500	291
Geo Holdings Corp.	244	289
Otsuka Corp.	3,500	285
Tsuruha Holdings Inc.	4,700	278
Nihon Unisys Ltd.	39,100	275
Gulliver International Co. Ltd.	6,790	268
Asahi Kasei Corp.	43,000	267
Autobacs Seven Co. Ltd.	5,400	261
Koito Manufacturing Co. Ltd.	16,000	260
TS Tech Co. Ltd.	13,100	260
Suzuken Co. Ltd.	8,300	257
Resorttrust Inc.	15,600	254
Tokyo Seimitsu Co. Ltd.	12,100	253
Taikisha Ltd.	11,900	245
Musashi Seimitsu Industry Co. Ltd.	10,200	245
Avex Group Holdings Inc.	20,200	244
Yellow Hat Ltd.	14,700	244
Daicel Corp.	36,000	233
Melco Holdings Inc.	8,600	218
EDION Corp.	29,600	208
Toppan Forms Co. Ltd.	20,100	185
* JVC Kenwood Corp.	38,100	170
Fujitsu Frontech Ltd.	25,500	168
* Tokyo Electric Power Co. Inc.	17,500	44
Dowa Holdings Co. Ltd.	4,000	27
		306,302
Malaysia (1.5%)
CIMB Group Holdings Bhd.	6,616,838	16,616
Genting Malaysia Bhd.	10,524,800	13,482
AMMB Holdings Bhd.	4,214,287	8,697
Sime Darby Bhd.	1,962,057	6,245
Telekom Malaysia Bhd.	3,043,375	5,297
British American Tobacco Malaysia Bhd.	160,400	2,967
Multi-Purpose Holdings Bhd.	1,744,190	1,574
* Malaysian Airline System Bhd.	3,279,566	1,433
Carlsberg Brewery Malaysia Bhd.	400,300	1,344
Genting Bhd.	135,800	481
* UEM Land Holdings Bhd.	315,900	231
		58,367
Mexico (0.3%)
America Movil SAB de CV ADR	251,416	6,243
* Cemex SAB de CV ADR	279,271	2,167
* Fomento Economico Mexicano SAB de CV ADR	10,300	847
Bolsa Mexicana de Valores SAB de CV	373,700	754
* Genomma Lab Internacional SAB de CV Class B	360,531	657
Grupo Carso SAB de CV	197,600	620
Grupo Financiero Banorte SAB de CV	91,500	408
		11,696
Netherlands (0.6%)
* ING Groep NV	832,910	6,937
Koninklijke DSM NV	69,341	4,014

7

Vanguard® Global Equity Fund
Schedule of Investments
March 31, 2012

			Market
			Value
		Shares	($000)
	Heineken NV	65,866	3,662
	Koninklijke KPN NV	254,981	2,806
	Koninklijke Boskalis Westminster NV	62,410	2,343
*	QIAGEN NV	64,500	1,004
	Akzo Nobel NV	15,434	912
	ASML Holding NV	16,662	835
	Koninklijke Philips Electronics NV	27,074	549
	Randstad Holding NV	13,740	519
	Wolters Kluwer NV	22,352	423
	TNT Express NV	12,503	155
	PostNL NV	12,503	77
*,^	Eurocastle Investment Ltd.	275,977	40
			24,276
New Zealand (0.0%)
	Telecom Corp. of New Zealand Ltd.	282,806	562
*	Chorus Ltd.	56,561	171
*	PGG Wrightson Ltd.	51,996	17
			750
Norway (0.5%)
	Statoil ASA	350,138	9,504
	Seadrill Ltd.	101,920	3,827
	DNB ASA	160,452	2,064
	Norsk Hydro ASA	249,000	1,358
	Schibsted ASA	30,176	1,121
	Storebrand ASA	63,234	320
			18,194
Philippines (1.7%)
	Ayala Corp.	2,458,573	23,301
	ABS-CBN Holdings Corp.	13,521,188	12,074
	Globe Telecom Inc.	368,370	9,733
	Jollibee Foods Corp.	2,802,990	7,645
	DMCI Holdings Inc.	5,814,900	7,326
	Lopez Holdings Corp.	33,935,874	4,342
*	BDO Unibank Inc.	1,276,150	1,970
	SM Investments Corp.	105,900	1,631
	Bank of the Philippine Islands	268,300	463
	Universal Robina Corp.	280,300	412
			68,897
Poland (0.4%)
	KGHM Polska Miedz SA	331,457	15,283
	Bank Pekao SA	15,911	793
	Tauron Polska Energia SA	480,699	785
			16,861
Portugal (0.1%)
	EDP - Energias de Portugal SA	728,290	2,118

Russia (1.2%)
	Gazprom OAO ADR	1,911,418	23,377
	Lukoil OAO ADR	362,739	21,891
*	Sberbank of Russia ADR	107,007	1,376
	Sistema JSFC GDR	30,421	599
	Gazprom OAO ADR (U.S. Shares)	30,334	371
	Eurasia Drilling Co. Ltd. GDR	13,254	366
	LSR Group GDR	57,897	340
			48,320
Singapore (0.8%)
	DBS Group Holdings Ltd.	1,154,000	13,040
	Great Eastern Holdings Ltd.	711,000	7,873
	GuocoLeisure Ltd.	6,677,000	3,351
*	STATS ChipPAC Ltd.	8,243,000	3,191
*	Genting Singapore plc	1,066,244	1,447
	United Industrial Corp. Ltd.	368,000	817
	Golden Agri-Resources Ltd.	1,010,000	631

8

Vanguard® Global Equity Fund
Schedule of Investments
March 31, 2012

		Market
		Value
	Shares	($000)
Global Yellow Pages Ltd.	2,403,000	258
Yangzijiang Shipbuilding Holdings Ltd.	200,000	212
* Yoma Strategic Holdings Ltd.	380,000	154
* Global Yellow Pages Ltd. Warrants Exp. 08/13/2014	704,000	12
		30,986
South Africa (1.7%)
Hosken Consolidated Investments Ltd.	1,443,083	15,269
RMB Holdings Ltd.	1,483,238	6,055
Nedbank Group Ltd.	256,991	5,502
Clicks Group Ltd.	856,450	5,000
Anglo American plc	120,722	4,505
FirstRand Ltd.	1,357,077	4,200
Naspers Ltd.	73,302	4,124
Sun International Ltd.	368,158	4,008
RMI Holdings	1,583,806	3,552
Anglo American Platinum Ltd.	29,391	2,053
JD Group Ltd.	296,836	1,916
Remgro Ltd.	96,537	1,680
* Old Mutual plc	654,874	1,663
Exxaro Resources Ltd.	58,520	1,515
Gold Fields Ltd.	66,432	918
Foschini Group Ltd.	45,988	742
AngloGold Ashanti Ltd.	20,027	739
JSE Ltd.	64,370	667
Steinhoff International Holdings Ltd.	165,153	593
City Lodge Hotels Ltd.	56,350	583
MMI Holdings Ltd.	226,203	523
* Murray & Roberts Holdings Ltd.	136,573	502
Imperial Holdings Ltd.	19,096	387
Discovery Holdings Ltd.	53,846	354
Mondi Ltd.	12,320	116
* Murray & Roberts Holdings Ltd. Rights	46,434	61
* Mpact Ltd.	15,297	35
		67,262
South Korea (2.8%)
Samsung Electronics Co. Ltd.	31,035	35,009
Hyundai Motor Co.	97,255	20,083
Kia Motors Corp.	256,128	16,807
KB Financial Group Inc.	234,443	8,597
SK Holdings Co. Ltd.	60,007	7,825
Woori Finance Holdings Co. Ltd.	627,920	7,252
LG Display Co. Ltd.	222,590	5,220
2 Samsung Electronics Co. Ltd. GDR	5,600	3,162
SK Telecom Co. Ltd.	15,326	1,895
Hyundai Mobis	6,554	1,663
OCI Co. Ltd.	7,030	1,433
Hankook Tire Co. Ltd.	32,426	1,203
Hana Financial Group Inc.	21,261	806
NHN Corp.	2,224	510
POSCO	1,000	335
* Korea Electric Power Corp.	5,000	99
		111,899
Spain (0.4%)
Gas Natural SDG SA	236,884	3,787
Inditex SA	31,573	3,021
Banco Santander SA	331,892	2,552
Viscofan SA	34,273	1,535
Acerinox SA	112,159	1,444
Acciona SA	18,381	1,281
Telefonica SA	62,231	1,021
Mediaset Espana Comunicacion SA	150,750	865
* Distribuidora Internacional de Alimentacion SA	55,629	276
Banco Bilbao Vizcaya Argentaria SA	31,471	251

9

Vanguard® Global Equity Fund
Schedule of Investments
March 31, 2012

		Market
		Value
	Shares	($000)
Banco Santander SA ADR	17,899	137
		16,170
Sweden (0.8%)
^ Svenska Handelsbanken AB Class A	277,021	8,832
Assa Abloy AB Class B	145,340	4,553
Atlas Copco AB Class B	187,334	4,038
Investor AB Class B	148,473	3,292
Telefonaktiebolaget LM Ericsson Class B	276,076	2,857
Swedish Match AB	56,037	2,230
Oriflame Cosmetics SA	32,321	1,247
^ Nordea Bank AB	115,648	1,052
Hoganas AB Class B	26,417	965
Modern Times Group AB Class B	12,334	679
Millicom International Cellular SA	5,491	623
* CDON Group AB	15,780	135
		30,503
Switzerland (1.4%)
Roche Holding AG	76,808	13,367
Cie Financiere Richemont SA	121,793	7,634
Nestle SA	114,097	7,179
* UBS AG	412,467	5,781
Novartis AG	95,419	5,282
Schindler Holding AG	24,049	2,893
Geberit AG	13,661	2,854
Adecco SA	47,134	2,469
ABB Ltd.	95,048	1,945
Julius Baer Group Ltd.	44,759	1,807
* Clariant AG	114,473	1,579
Sonova Holding AG	9,584	1,065
Helvetia Holding AG	1,492	553
* Logitech International SA	49,852	388
		54,796
Taiwan (1.4%)
Fubon Financial Holding Co. Ltd.	14,392,445	16,245
United Microelectronics Corp.	21,180,000	10,317
Taiwan Semiconductor Manufacturing Co. Ltd.	2,303,431	6,622
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	327,446	5,003
AU Optronics Corp.	8,932,700	4,112
Pegatron Corp.	1,706,000	2,670
Advanced Semiconductor Engineering Inc.	1,957,000	1,986
Uni-President Enterprises Corp.	1,412,706	1,961
Hon Hai Precision Industry Co. Ltd.	499,000	1,943
Taishin Financial Holding Co. Ltd.	3,660,214	1,469
Chunghwa Telecom Co. Ltd.	353,000	1,089
Wistron Corp.	495,000	750
Lite-On Technology Corp.	307,106	372
Giant Manufacturing Co. Ltd.	81,000	357
Chin-Poon Industrial Co.	337,000	308
King Yuan Electronics Co. Ltd.	203,000	77
		55,281
Thailand (1.6%)
Kasikornbank PCL (Foreign)	1,944,400	9,869
Bangkok Bank PCL (Foreign)	1,459,400	9,184
Siam Cement PCL (Foreign)	567,700	7,649
Advanced Info Service PCL (Foreign)	1,130,000	6,735
* Advanced Info Service PCL (Local)	917,300	5,467
Thanachart Capital PCL	4,655,100	5,058
MBK PCL (Foreign)	1,495,900	4,591
* Advanced Info Service PCL	416,700	2,483
* Total Access Communication PCL (Local)	896,616	2,383
Land and Houses PCL (Foreign)	9,411,400	2,133
GMM Grammy PCL NVDR	2,917,000	1,902
* Big C Supercenter PCL	289,800	1,541

10

Vanguard® Global Equity Fund
Schedule of Investments
March 31, 2012

		Market
		Value
	Shares	($000)
* Siam Commercial Bank PCL (Local)	294,700	1,373
GMM Grammy PCL (Foreign)	1,829,500	1,193
PTT PCL	98,300	1,128
Total Access Communication PCL	384,000	1,020
* BEC World PCL	282,256	466
Major Cineplex Group PCL	534,400	311
Matichon PCL (Foreign)	833,800	164
Siam Commercial Bank PCL (Foreign)	30,900	144
BEC World PCL (Foreign)	85,285	141
Post Publishing PCL (Foreign)	1,188,500	113
		65,048
Turkey (0.3%)
Turkiye Is Bankasi	1,145,010	2,825
KOC Holding AS	488,227	1,985
Turkiye Garanti Bankasi AS ADR	495,900	1,971
BIM Birlesik Magazalar AS	51,883	1,969
Turkiye Vakiflar Bankasi Tao	566,900	1,076
Turkiye Garanti Bankasi AS	267,100	1,059
Turkiye Halk Bankasi AS	121,992	873
Tupras Turkiye Petrol Rafinerileri AS	32,443	829
Haci Omer Sabanci Holding AS (Bearer)	149,304	642
		13,229
United Kingdom (7.8%)
Royal Dutch Shell plc Class A	1,125,175	39,422
BP plc	4,136,462	30,806
Vodafone Group plc	7,010,952	19,339
Rio Tinto plc	292,821	16,230
Rolls-Royce Holdings plc	1,053,370	13,684
AstraZeneca plc	259,500	11,534
BP plc ADR	181,499	8,167
* Lloyds Banking Group plc	14,770,461	7,949
Wolseley plc	183,781	7,022
BHP Billiton plc	225,125	6,900
Intertek Group plc	152,092	6,111
Invensys plc	1,661,588	5,292
Royal Dutch Shell plc Class B	146,694	5,166
Diageo plc	210,732	5,074
Prudential plc	413,000	4,949
Michael Page International plc	613,159	4,721
Bunzl plc	282,324	4,540
Reckitt Benckiser Group plc	77,908	4,408
National Grid plc	398,930	4,021
Compass Group plc	379,871	3,982
TESCO plc	692,356	3,654
Capita plc	308,296	3,616
Legal & General Group plc	1,695,842	3,547
Anglo American plc	93,533	3,506
* Howden Joinery Group plc	1,712,015	3,406
Unilever plc	102,049	3,367
* APR Energy plc	215,059	3,251
Informa plc	400,127	2,828
Sage Group plc	584,097	2,796
British American Tobacco plc	54,434	2,742
Rightmove plc	116,953	2,714
Carnival plc	74,985	2,396
Barclays plc	603,276	2,273
WPP plc	166,154	2,272
BAE Systems plc	439,829	2,111
Provident Financial plc	110,686	2,029
ICAP plc	292,757	1,840
Aggreko plc	49,357	1,777
ITV plc	1,235,916	1,748
Paragon Group of Cos. plc	560,900	1,705

11

Vanguard® Global Equity Fund
Schedule of Investments
March 31, 2012

		Market
		Value
	Shares	($000)
Spectris plc	59,017	1,703
Rexam plc	247,791	1,697
G4S plc	381,122	1,661
Experian plc	105,558	1,647
Reed Elsevier plc	185,743	1,646
Stagecoach Group plc	389,906	1,591
GlaxoSmithKline plc	68,991	1,542
Hays plc	1,131,553	1,531
Smiths Group plc	89,603	1,508
Admiral Group plc	78,614	1,494
HSBC Holdings plc	168,110	1,493
International Personal Finance plc	334,803	1,436
TUI Travel plc	456,943	1,434
Glencore International plc	226,171	1,412
Xyratex Ltd.	83,632	1,331
Next plc	24,563	1,171
Homeserve plc	306,876	1,146
* Berkeley Group Holdings plc	43,010	909
Bwin.Party Digital Entertainment plc	359,387	892
AMEC plc	45,722	811
Petrofac Ltd.	28,459	793
WH Smith plc	89,551	781
Devro plc	159,231	779
Sthree plc	143,910	772
Kazakhmys plc	52,836	769
Man Group plc	345,750	747
IG Group Holdings plc	100,548	724
Cable & Wireless Communications plc	1,393,728	721
TalkTalk Telecom Group plc	311,659	680
Millennium & Copthorne Hotels plc	86,358	664
Smith & Nephew plc	58,521	593
Aviva plc	111,346	591
Centrica plc	115,309	584
Jupiter Fund Management plc	140,892	561
* Royal Bank of Scotland Group plc	1,254,683	555
Sportingbet plc	906,197	548
British Sky Broadcasting Group plc	49,898	540
Cable & Wireless Worldwide plc	961,761	523
Thomas Cook Group plc	1,421,073	512
Ladbrokes plc	193,711	496
Close Brothers Group plc	34,692	436
National Express Group plc	112,685	434
Standard Chartered plc	15,804	395
* Barratt Developments plc	172,408	389
Mondi plc	38,261	360
Daily Mail & General Trust plc	43,118	312
Carphone Warehouse Group plc	104,186	250
Marshalls plc	155,051	243
* Northgate plc	41,164	139
* Connaught plc	103,081	—
		306,841
United States (40.9%)
Consumer Discretionary (9.0%)
* Amazon.com Inc.	171,610	34,753
* Liberty Global Inc. Class A	471,275	23,601
Cablevision Systems Corp. Class A	1,493,963	21,931
* priceline.com Inc.	26,343	18,901
* Liberty Global Inc.	349,117	16,719
* MGM Resorts International	1,119,591	15,249
* DIRECTV Class A	290,529	14,335
Brinker International Inc.	493,837	13,605
Dillard's Inc. Class A	179,656	11,322
Time Warner Cable Inc.	127,638	10,402
* Coinstar Inc.	161,158	10,242

12

Vanguard® Global Equity Fund
Schedule of Investments
March 31, 2012

			Market
			Value
		Shares	($000)
^	GameStop Corp. Class A	447,431	9,772
	CBS Corp. Class B	261,143	8,855
*	PulteGroup Inc.	935,192	8,276
	Sotheby's	199,219	7,837
	Viacom Inc. Class B	156,700	7,437
	American Greetings Corp. Class A	481,723	7,390
*	AMC Networks Inc. Class A	155,026	6,919
*,^	Blue Nile Inc.	202,858	6,690
	Liberty Media Corp. - Liberty Capital Class A	68,849	6,069
	Time Warner Inc.	146,644	5,536
*	TRW Automotive Holdings Corp.	112,341	5,218
*	Liberty Interactive Corp. Class A	260,839	4,979
	Lear Corp.	97,300	4,523
*	General Motors Co.	166,310	4,266
*	Hanesbrands Inc.	140,912	4,163
*,^	ITT Educational Services Inc.	54,207	3,585
	McGraw-Hill Cos. Inc.	65,620	3,181
	Royal Caribbean Cruises Ltd.	103,350	3,042
*	K12 Inc.	125,927	2,976
*	Apollo Group Inc. Class A	76,030	2,938
	CBS Corp. Class A	85,395	2,922
	Omnicom Group Inc.	56,224	2,848
	International Game Technology	157,171	2,639
*	Pier 1 Imports Inc.	139,838	2,542
	Gannett Co. Inc.	157,910	2,421
	Interpublic Group of Cos. Inc.	206,795	2,360
	Walt Disney Co.	50,300	2,202
	Ford Motor Co.	176,290	2,202
	Bob Evans Farms Inc.	57,306	2,162
	Whirlpool Corp.	23,960	1,842
	KB Home	206,028	1,834
	Newell Rubbermaid Inc.	100,411	1,788
*,^	CC Media Holdings Inc. Class A	292,110	1,753
*	Mohawk Industries Inc.	25,590	1,702
*	Bed Bath & Beyond Inc.	23,300	1,532
	Yum! Brands Inc.	20,948	1,491
*	Red Robin Gourmet Burgers Inc.	36,818	1,369
*	CarMax Inc.	35,800	1,240
	Harley-Davidson Inc.	23,291	1,143
*	Madison Square Garden Co. Class A	32,740	1,120
	Sturm Ruger & Co. Inc.	20,139	989
	Jakks Pacific Inc.	47,423	828
	Polaris Industries Inc.	11,159	805
	Ameristar Casinos Inc.	42,679	795
	Aaron's Inc.	26,739	693
*	Cavco Industries Inc.	14,618	681
*	Standard Pacific Corp.	151,172	674
*	La-Z-Boy Inc.	43,601	652
*	Discovery Communications Inc. Class A	12,827	649
*	Live Nation Entertainment Inc.	52,419	493
*	Biglari Holdings Inc.	1,130	455
*	TripAdvisor Inc.	12,100	432
	CTC Media Inc.	33,336	388
*	Papa John's International Inc.	9,571	360
*	Leapfrog Enterprises Inc.	42,644	357
*	Discovery Communications Inc.	7,303	342
	Ethan Allen Interiors Inc.	11,623	294
*	Arctic Cat Inc.	5,932	254
	CEC Entertainment Inc.	6,680	253
*	Office Depot Inc.	68,658	237
*	Ascent Capital Group Inc. Class A	2,330	110
*	Sun-Times Media Group Inc. Class A	130,959	—
			354,565

13

Vanguard® Global Equity Fund
Schedule of Investments
March 31, 2012

		Market
		Value
	Shares	($000)
Consumer Staples (6.2%)
Philip Morris International Inc.	535,893	47,486
Costco Wholesale Corp.	355,015	32,235
Lorillard Inc.	212,093	27,462
Tyson Foods Inc. Class A	1,230,277	23,560
Kroger Co.	778,483	18,863
Estee Lauder Cos. Inc. Class A	259,144	16,051
Safeway Inc.	792,829	16,023
* Smithfield Foods Inc.	711,315	15,670
Altria Group Inc.	209,106	6,455
Bunge Ltd.	86,030	5,888
* Constellation Brands Inc. Class A	213,810	5,044
Archer-Daniels-Midland Co.	139,844	4,427
PepsiCo Inc.	56,849	3,772
Herbalife Ltd.	48,583	3,344
Walgreen Co.	97,051	3,250
Universal Corp.	69,738	3,250
ConAgra Foods Inc.	98,399	2,584
Wal-Mart Stores Inc.	30,999	1,897
Nu Skin Enterprises Inc. Class A	24,348	1,410
* Medifast Inc.	56,425	985
Andersons Inc.	17,807	867
Church & Dwight Co. Inc.	13,563	667
SUPERVALU Inc.	84,588	483
* Omega Protein Corp.	52,359	398
* Susser Holdings Corp.	12,839	330
* Elizabeth Arden Inc.	8,708	305
* Spectrum Brands Holdings Inc.	8,305	290
* USANA Health Sciences Inc.	7,763	290
PriceSmart Inc.	3,632	264
* Central Garden and Pet Co. Class A	26,454	255
		243,805
Energy (1.6%)
ConocoPhillips	352,830	26,818
Marathon Petroleum Corp.	215,056	9,325
Chevron Corp.	65,616	7,037
Devon Energy Corp.	82,490	5,867
Transocean Ltd.	88,140	4,821
Marathon Oil Corp.	138,540	4,392
EOG Resources Inc.	23,282	2,587
National Oilwell Varco Inc.	18,814	1,495
* Ultra Petroleum Corp.	41,534	940
Baker Hughes Inc.	11,500	482
		63,764
Financials (8.0%)
Citigroup Inc.	649,776	23,749
Capital One Financial Corp.	366,293	20,417
* Berkshire Hathaway Inc. Class B	244,855	19,870
SL Green Realty Corp.	246,803	19,140
Bank of America Corp.	1,894,205	18,128
JPMorgan Chase & Co.	348,648	16,031
* American International Group Inc.	472,180	14,557
* CBRE Group Inc. Class A	699,356	13,959
* CIT Group Inc.	318,957	13,154
Discover Financial Services	378,269	12,612
Lazard Ltd. Class A	428,032	12,225
KeyCorp	1,437,033	12,215
Legg Mason Inc.	417,094	11,649
American Express Co.	182,540	10,562
* MBIA Inc.	940,330	9,215
Huntington Bancshares Inc.	1,217,077	7,850
Regions Financial Corp.	795,900	5,245
Wells Fargo & Co.	153,420	5,238

14

Vanguard® Global Equity Fund
Schedule of Investments
March 31, 2012

		Market
		Value
	Shares	($000)
Prosperity Bancshares Inc.	108,355	4,963
Moody's Corp.	104,824	4,413
Assurant Inc.	108,753	4,405
M&T Bank Corp.	47,816	4,154
Cash America International Inc.	84,800	4,064
* MGIC Investment Corp.	733,889	3,640
Mercury General Corp.	81,370	3,559
Morgan Stanley	176,340	3,463
* Markel Corp.	7,262	3,260
* PHH Corp.	178,545	2,762
Hatteras Financial Corp.	96,899	2,704
New York Community Bancorp Inc.	185,390	2,579
Janus Capital Group Inc.	285,416	2,543
Synovus Financial Corp.	1,166,300	2,391
* CNO Financial Group Inc.	303,005	2,357
Brandywine Realty Trust	192,101	2,205
CBOE Holdings Inc.	74,486	2,117
Interactive Brokers Group Inc.	122,621	2,085
* Altisource Portfolio Solutions SA	34,367	2,084
Federated Investors Inc. Class B	91,705	2,055
* First Cash Financial Services Inc.	45,638	1,957
* World Acceptance Corp.	29,681	1,818
Progressive Corp.	55,570	1,288
American Equity Investment Life Holding Co.	62,120	793
Republic Bancorp Inc. Class A	27,308	653
Ameriprise Financial Inc.	9,332	533
Symetra Financial Corp.	43,115	497
* National Financial Partners Corp.	22,384	339
* Citizens Republic Bancorp Inc.	18,998	297
Maiden Holdings Ltd.	32,585	293
Calamos Asset Management Inc. Class A	17,710	232
* Washington Mutual Inc.	166,300	—
		316,319
Health Care (5.2%)
Merck & Co. Inc.	726,643	27,903
WellPoint Inc.	335,282	24,744
Eli Lilly & Co.	565,033	22,754
Aetna Inc.	452,126	22,679
Pfizer Inc.	877,946	19,894
Humana Inc.	194,673	18,003
UnitedHealth Group Inc.	300,270	17,698
Johnson & Johnson	125,110	8,252
* Gilead Sciences Inc.	103,927	5,077
* Molina Healthcare Inc.	116,604	3,921
* Centene Corp.	65,920	3,228
* Magellan Health Services Inc.	61,045	2,980
* Viropharma Inc.	89,696	2,697
* Waters Corp.	26,521	2,457
* Momenta Pharmaceuticals Inc.	141,139	2,162
Bristol-Myers Squibb Co.	64,062	2,162
PDL BioPharma Inc.	332,292	2,110
* Health Net Inc.	43,244	1,718
* Intuitive Surgical Inc.	3,069	1,663
* Hi-Tech Pharmacal Co. Inc.	45,356	1,630
* WellCare Health Plans Inc.	20,833	1,497
Chemed Corp.	20,160	1,264
* Health Management Associates Inc. Class A	174,837	1,175
* Spectrum Pharmaceuticals Inc.	89,739	1,133
* Illumina Inc.	21,529	1,133
* Medco Health Solutions Inc.	13,800	970
* Seattle Genetics Inc.	44,600	909
Omnicare Inc.	22,334	794
* Par Pharmaceutical Cos. Inc.	11,279	437
* Warner Chilcott plc Class A	25,028	421

15

Vanguard® Global Equity Fund
Schedule of Investments
March 31, 2012

			Market
			Value
		Shares	($000)
*	Triple-S Management Corp. Class B	13,306	307
*	Cambrex Corp.	32,835	230
*	Sun Healthcare Group Inc.	22,294	153
			204,155
Industrials (3.0%)
	Northrop Grumman Corp.	432,634	26,425
*	Kansas City Southern	251,776	18,050
*	Delta Air Lines Inc.	1,337,711	13,257
	Towers Watson & Co. Class A	176,904	11,688
	General Electric Co.	453,410	9,100
	Viad Corp.	305,697	5,940
*	United Rentals Inc.	107,376	4,605
	Raytheon Co.	79,950	4,220
*	US Airways Group Inc.	529,881	4,022
*	AGCO Corp.	71,762	3,388
	General Dynamics Corp.	34,120	2,504
	Expeditors International of Washington Inc.	46,929	2,183
	Deere & Co.	22,424	1,814
	Aircastle Ltd.	101,143	1,238
	JB Hunt Transport Services Inc.	20,464	1,113
	Exelis Inc.	86,566	1,084
*,^	Ultrapetrol Bahamas Ltd.	416,979	834
*	Hawaiian Holdings Inc.	121,528	636
	Heidrick & Struggles International Inc.	28,147	620
*	Oshkosh Corp.	23,026	533
	Pitney Bowes Inc.	26,200	461
*	GenCorp Inc.	52,040	369
*	Consolidated Graphics Inc.	7,804	353
*	DXP Enterprises Inc.	7,322	318
	Norfolk Southern Corp.	4,652	306
*	ICF International Inc.	11,524	292
	Deluxe Corp.	12,269	287
	Primoris Services Corp.	16,405	263
	Sauer-Danfoss Inc.	5,544	261
*	H&E Equipment Services Inc.	12,371	234
*	Huntington Ingalls Industries Inc.	3,847	155
			116,553
Information Technology (5.6%)
*	Apple Inc.	80,338	48,160
*	Western Digital Corp.	382,767	15,843
*	Gartner Inc.	364,035	15,522
*	eBay Inc.	353,921	13,056
*	Flextronics International Ltd.	1,750,248	12,654
	Hewlett-Packard Co.	481,769	11,481
*	LSI Corp.	1,088,340	9,447
*	CACI International Inc. Class A	151,344	9,427
*	Alliance Data Systems Corp.	69,040	8,696
	Microsoft Corp.	265,578	8,565
	Corning Inc.	429,444	6,047
	DST Systems Inc.	108,062	5,860
	Applied Materials Inc.	458,860	5,708
*	Vishay Intertechnology Inc.	464,514	5,649
	Sapient Corp.	406,377	5,059
*	Micron Technology Inc.	578,950	4,690
*	Lam Research Corp.	94,960	4,237
	Forrester Research Inc.	99,605	3,227
	Mastercard Inc. Class A	7,627	3,207
*	Google Inc. Class A	4,949	3,174
	Cisco Systems Inc.	148,230	3,135
*	Tech Data Corp.	49,001	2,659
	Xerox Corp.	324,264	2,620
	FLIR Systems Inc.	101,717	2,574
*	VistaPrint NV	43,165	1,668
	Xilinx Inc.	27,322	995

16

Vanguard® Global Equity Fund
Schedule of Investments
March 31, 2012

		Market
		Value
	Shares	($000)
* GT Advanced Technologies Inc.	93,588	774
* Magnachip Semiconductor Corp.	57,252	687
* Hackett Group Inc.	94,592	565
* Synopsys Inc.	17,176	527
* Unisys Corp.	26,178	516
* Dell Inc.	25,900	430
* Kulicke & Soffa Industries Inc.	34,268	426
* Photronics Inc.	54,881	365
* Symantec Corp.	17,221	322
* Amkor Technology Inc.	50,089	308
* Convergys Corp.	19,867	265
* SS&C Technologies Holdings Inc.	11,157	260
* Cognizant Technology Solutions Corp. Class A	3,335	257
* Entegris Inc.	27,152	254
* Kemet Corp.	23,369	219
United Online Inc.	43,338	212
* AOL Inc.	5,380	102
		219,849
Materials (1.7%)
Domtar Corp.	149,766	14,285
CF Industries Holdings Inc.	54,433	9,942
Freeport-McMoRan Copper & Gold Inc.	258,856	9,847
Monsanto Co.	96,542	7,700
Scotts Miracle-Gro Co. Class A	126,269	6,839
LyondellBasell Industries NV Class A	90,026	3,930
Boise Inc.	342,773	2,814
Praxair Inc.	17,943	2,057
Minerals Technologies Inc.	22,108	1,446
* Coeur d'Alene Mines Corp.	57,426	1,363
Buckeye Technologies Inc.	35,630	1,210
* AbitibiBowater Inc.	78,674	1,123
* Chemtura Corp.	58,997	1,002
* KapStone Paper and Packaging Corp.	44,552	878
Eastman Chemical Co.	14,561	753
Sherwin-Williams Co.	5,502	598
Neenah Paper Inc.	19,183	570
Huntsman Corp.	32,835	460
PH Glatfelter Co.	27,000	426
HB Fuller Co.	11,497	377
Myers Industries Inc.	22,426	331
A Schulman Inc.	11,027	298
* LSB Industries Inc.	6,656	259
* Mercer International Inc.	23,757	190
		68,698
Telecommunication Services (0.4%)
* Level 3 Communications Inc.	191,696	4,932
CenturyLink Inc.	120,050	4,640
* NII Holdings Inc.	212,981	3,900
Telephone & Data Systems Inc.	134,611	3,116
* Cincinnati Bell Inc.	118,179	475
* Vonage Holdings Corp.	24,536	54
		17,117
Utilities (0.2%)
NV Energy Inc.	190,400	3,069
DTE Energy Co.	50,040	2,754
CenterPoint Energy Inc.	56,080	1,106
Edison International	18,900	803
		7,732
		1,612,557
Total Common Stocks (Cost $3,059,119)		3,700,969

17

Vanguard® Global Equity Fund
Schedule of Investments
March 31, 2012

					Market
					Value
		Coupon		Shares	($000)
Preferred Stocks (0.0%)
	Malaysian Airline System Bhd. Pfd. (Cost $75)	30.000%		183,333	53

				Face
			Maturity	Amount
			Date	($000)
Convertible Bonds (0.1%)
Consumer Discretionary (0.0%)
	Sotheby's Cvt.	3.125%	6/15/13	394	—
Financials (0.0%)
2	SL Green Operating Partnership LP Cvt.	3.000%	3/30/27	1,032	1,032
Industrials (0.0%)
	AMR Corp. Cvt.	6.250%	10/15/14	1,635	756
	US Airways Group Inc. Cvt.	7.250%	5/15/14	184	333
					1,089
Telecommunication Services (0.1%)
	NII Holdings Inc. Cvt.	3.125%	6/15/12	2,998	3,002

Total Convertible Bonds (Cost $4,434)					5,123

				Shares
Temporary Cash Investments (6.7%)[1]
Money Market Fund (6.3%)
3,4	Vanguard Market Liquidity Fund	0.123%		247,584,000	247,584

				Face
				Amount
				($000)
U.S. Government and Agency Obligations (0.4%)
5,6	Fannie Mae Discount Notes	0.040%	4/24/12	10,000	9,999
5,6	Freddie Mac Discount Notes	0.050%	4/4/12	5,000	5,000
7	United States Treasury Bill	0.054%	4/12/12	1,000	1,000
					15,999
Total Temporary Cash Investments (Cost $263,583)					263,583
Total Investments (100.6%) (Cost $3,327,211)					3,969,728
Other Assets and Liabilities—Net (-0.6%)[4]					(22,844)
Net Assets (100%)					3,946,884

* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $19,666,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 98.9% and 1.6%, respectively, of net assets.
2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2012, the aggregate value of these securities was $4,194,000, representing 0.1% of net assets.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $21,127,000 of collateral received for securities on loan.
5 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury in exchange for senior preferred stock.
6 Securities with a value of $14,999,000 and cash of $500,000 have been segregated as initial margin for open futures contracts.
7 Securities with a value of $710,000 have been segregated as collateral for open forward currency contracts.

18

Vanguard® Global Equity Fund
Schedule of Investments
March 31, 2012
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
NVDR—Non-Voting Depository Receipt.

19

© 2011 The Vanguard Group. Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA 1292 052012

Semiannual Report | March 31, 2012

Vanguard Strategic Small-Cap
Equity Fund

> For the six months ended March 31, 2012, Vanguard Strategic Small-Cap Equity Fund returned 29.90%, as small-capitalization stocks outpaced large-cap stocks.

> The fund’s return was in line with that of its benchmark and outpaced the 28.88% average return of competitive funds.

> Stock selection in the industrial, consumer discretionary, and materials sectors was a major driver of results.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	6
Fund Profile.	8
Performance Summary.	9
Financial Statements.	10
About Your Fund’s Expenses.	21
Trustees Approve Advisory Arrangement.	23
Glossary.	24

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Vanguard was named for the HMS Vanguard, flagship of British Admiral Horatio Nelson. A ship—whose performance and safety depend on the work of all hands—has served as a fitting metaphor for the Vanguard crew as we strive to help clients reach their financial goals.

Your Fund’s Total Returns

Six Months Ended March 31, 2012
Total
Returns
Vanguard Strategic Small-Cap Equity Fund	29.90%
MSCI US Small Cap 1750 Index	29.93
Small-Cap Core Funds Average	28.88
Small-Cap Core Funds Average: Derived from data provided by Lipper Inc.

Your Fund’s Performance at a Glance
September 30, 2011, Through March 31, 2012

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Strategic Small-Cap Equity Fund	$16.44	$21.13	$0.196	$0.000

1

Chairman’s Letter

Dear Shareholder,

For the six months ended March 31, 2012, small-capitalization stocks snapped back from their double-digit plunge of the preceding six-month period to post a double-digit gain. Although all stocks participated in the rally, small-cap stocks climbed at a faster pace than their large-cap counterparts.

Vanguard Strategic Small-Cap Equity Fund returned 29.90%, in line with its benchmark and ahead of its peers. The benchmark index, the MSCI US Small Cap 1750 Index, returned 29.93%, and the average return for small-cap core funds was 28.88%.

The fund clearly benefited from the bull market in stocks during this period. However, its quantitative investment approach is designed to make discriminating choices among stocks that are expected to pay off over the long term, regardless of the direction of the market. At the same time, the portfolio’s risk profile should remain similar to that of the benchmark index. In other words, the goal is “same risk, better returns.”

To this end, the advisor relies on sophisticated computer models that evaluate stocks based on characteristics such as issuers’ balance sheet strength, earnings growth, and valuations. The Advisor’s Report that follows this letter describes this investment approach in more detail. During the past six months, a period that offers limited insight, the fund’s focus on risk control was more evident than the strength of its stock selection methodology.

2

A surge of optimism fueleda powerful global rally in stocks
During the past six months, optimism displaced the apprehension that had restrained stock prices through summer 2011. The broad U.S. stock market returned 26.27%. Markets abroad returned 15.37%. Investors’ good spirits reflected confidence that the slow, grinding economic expansion in the United States was at last gathering momentum and that Europe’s debt crisis could be contained.

By the end of the period, however, that confidence had begun to evaporate in the face of ambiguous economic reports and renewed concern about Europe. The abrupt mood swing was consistent with the financial markets’ volatility since the 2008–2009 financial crisis.

Aside from munis, most bonds saw subdued six-month returns
The broad taxable bond market produced a modest six-month return of 1.43%. In general, interest rates remained more or less steady at very low levels. In some segments of the bond market, however, yields crept lower still, boosting bond prices. The broad municipal bond market, for example, produced a solid six-month return of 3.91% as investors bid up muni prices.

Market Barometer

			Total Returns
		Periods Ended March 31, 2012
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	26.27%	7.86%	2.19%
Russell 2000 Index (Small-caps)	29.83	-0.18	2.13
Dow Jones U.S. Total Stock Market Index	26.60	7.16	2.47
MSCI All Country World Index ex USA (International)	15.37	-7.18	-1.56

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	1.43%	7.71%	6.25%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	3.91	12.07	5.42
Citigroup Three-Month U.S. Treasury Bill Index	0.00	0.05	1.11

CPI
Consumer Price Index	1.10%	2.65%	2.24%

3

As it has since December 2008, the Federal Reserve Board kept its target for the shortest-term interest rates between 0% and 0.25%. That policy has kept a tight lid on the returns available from money market funds and savings accounts.

Performance of cyclical stocks aided the fund’s return
The fund’s stock selection during the period was strongest in sectors, such as industrials and materials, that are tied to the rhythms of the economic cycle. Similarly, the consumer discretionary sector, where swings in consumer sentiment play an important role, was also a source of strength.

Financials were another top contributor. Here, returns were helped by selection in real estate investment trusts (REITs) but hurt by a lack of capital markets stocks, such as those of asset-management companies, which rallied.

Overall, the fund’s stock selection process allowed it to outpace the index’s returns in seven of the ten sectors, with results in health care, information technology, and the tiny telecommunications sector lagging those of their benchmark counterparts. In health care, the model’s strong choices in health care providers were outweighed by its poor choices in biotech and health care equipment and supply companies.

Expense Ratios
Your Fund Compared With Its Peer Group

		Peer Group
	Fund	Average
Strategic Small-Cap Equity Fund	0.43%	1.37%

The fund expense ratio shown is from the prospectus dated January 26, 2012, and represents estimated costs for the current fiscal year. For the six months ended March 31, 2012, the fund’s annualized expense ratio was 0.38%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2011.

Peer group: Small-Cap Core Funds.

4

Similarly, in information technology, the model’s choices among software and IT services stocks held back returns.

Volatility is the norm, but there’s an antidote
As the fund’s advisor, Vanguard Equity Investment Group, notes in the report that follows this letter, stock market volatility has substantially declined after the big swings we saw last year. What that bodes for the future is unclear: It has been shown time and again that nobody can consistently predict which way the market is headed, or when the next dip or climb will arrive.

Because the market is so unpredictable, we believe the best way to invest is to create a diversified and balanced portfolio that includes a mix of stocks, bonds, and cash reserves tailored to your unique goals, time horizon, and risk tolerance.

Such a portfolio can help you to keep your footing when the markets are turbulent, as we point out in our research paper, Recent Stock Market Volatility: Extraordinary or “Ordinary”? The paper describes why bouts of high volatility have always been a feature of stock market investing and how balanced, diversified portfolios have experienced lower levels of volatility than the headlines would suggest. You can find the paper at vanguard.com/research.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
April 19, 2012

A note on expense ratios
The Expense Ratios table in each report’s Chairman’s Letter displays fund expense ratios from the most recent prospectus. These figures include the funds’ actual operating expenses. For some funds, the figures also include “acquired fund fees and expenses,” which result from the funds’ holdings in business development companies (BDCs).

Although the Securities and Exchange Commission requires that BDC costs be included in a fund’s expense ratio, these fees are not incurred by the fund. They have no impact on a fund’s total return or on its tracking error relative to an index.
A footnote to the Expense Ratios table reports an annualized calculation of the fund’s actual expenses for the period, a more relevant tally of the operating costs incurred by shareholders.

5

Advisor’s Report

For the first half of the fiscal year, Vanguard Strategic Small-Cap Equity Fund returned a robust 29.90%, in line with its benchmark, the MSCI US Small Cap 1750 Index. Smaller-capitalization stocks, the focus of your fund, outpaced larger caps by more than 3 percentage points, led by the returns of industrial, consumer discretionary, materials, and information technology companies. Utilities and consumer staples underperformed for the period, although all ten sector groups provided positive returns. These results mirror trends in the broader market, where more economically sensitive sectors generally outperformed their defensive counterparts.

Since the equity market started its rally last fall, investor concerns about a possible double-dip recession, slowing growth in China, and Europe’s fiscal troubles appear to have eased. Against this backdrop, data showing improvements in the U.S. employment and housing pictures and continued strength in manufacturing activity seem to have whetted investor appetite for equities. Valuations of U.S. stocks relative to bonds, measured by comparing earnings yields of stocks with coupon yields of 10-year U.S. Treasury bonds, indicate a level of attractiveness not seen since the early 1970s.

Market volatility declined by more than 60% during the six months, but it will likely stay with us for some time. U.S. budget and deficit problems remain unresolved, the pace of world economic growth is still uncertain, gas prices continue to worry many, and the outcome of the presidential election is still months away. (Volatility is measured by the CBOE Volatility Index®, or VIX®.)

Our approach to investing
Although overall portfolio performance is affected by the macroeconomic factors described above, our approach to investing focuses on specific stock fundamentals. Our model consists of these five components:

1. Valuation, which measures the price
we pay for earnings and cash flows.

2. Growth, which considers the growth
of earnings.

3. Management decisions, an
assessment of the actions taken by
company management that signal its
informed opinions of a firm’s future.

4. Market sentiment, which captures
how investors reflect their opinions
of a company through their activity in
the market.

5. Quality, which measures balance-sheet
strength and the sustainability of earnings.

For the fiscal half-year, our stock selection model produced mixed results. Our management decisions and quality components were effective in identifying

6

outperformers. However, our growth, valuation, and market sentiment indicators were not effective and in fact detracted from our results.

A look at portfolio decisions
Our stock selection results were positive in seven of ten sectors and negative in three. Company selections among industrial, materials, and financial stocks added most to our relative returns.

In industrials, United Rentals, Sauer-Danfoss, and Colfax Corporation were the top performers. In materials, the largest contributors to relative returns were Rockwood Holdings, Buckeye Technologies, and Domtar, while real estate-related stocks lifted results in financials.

Stock selection was disappointing in information technology and health care. Detractors in the former sector included Powerwave Technologies and underweight positions in Novellus Systems. In health care, Invacare, AVEO Pharmaceuticals, and Targacept did not perform as expected.

While we cannot predict how broader political or economic events will affect the markets, we are confident that the stock market can provide worthwhile returns for long-term investors. With that in mind, we believe that equity exposure will continue to play an important part of a diversified investment plan.

We thank you for your investment and look forward to the second half of the fiscal year.

James P. Stetler Principal and Portfolio Manager

James D. Troyer, CFA Principal and Portfolio Manager

Michael R. Roach, CFA Portfolio Manager

Vanguard Equity Investment Group

April 23, 2012

Strategic Small-Cap Equity Fund

Fund Profile
As of March 31, 2012

Portfolio Characteristics
			DJ
		MSCI US	U.S. Total
		Small Cap	Market
	Fund 1750 Index		Index
Number of Stocks	288	1,732	3,716
Median Market Cap	$1.6B	$1.8B	$35.6B
Price/Earnings Ratio	15.7x	23.7x	17.1x
Price/Book Ratio	2.2x	2.0x	2.3x
Return on Equity	9.5%	9.1%	18.1%
Earnings Growth Rate	7.3%	4.9%	8.5%
Dividend Yield	1.2%	1.3%	1.9%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	59%	—	—
Ticker Symbol	VSTCX	—	—
Expense Ratio[1]	0.43%	—	—
30-Day SEC Yield	0.89%	—	—
Short-Term Reserves	0.2%	—	—

Sector Diversification (% of equity exposure)
			DJ
		MSCI US	U.S. Total
		Small Cap	Market
	Fund 1750	Index	Index
Consumer
Discretionary	13.5%	13.7%	12.0%
Consumer Staples	3.2	3.0	9.4
Energy	6.1	5.6	10.5
Financials	21.3	21.4	15.9
Health Care	11.9	12.4	11.5
Industrials	16.9	17.1	11.0
Information
Technology	17.4	16.5	19.8
Materials	5.8	6.1	4.0
Telecommunication
Services	0.6	0.7	2.5
Utilities	3.3	3.5	3.4

Volatility Measures
		DJ
	MSCI US	U.S. Total
	Small Cap	Market
	1750 Index	Index
R-Squared	0.99	0.92
Beta	0.97	1.26

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Foot Locker Inc.	Apparel Retail	0.8%
Gartner Inc.	IT Consulting &
	Other Services	0.8
WellCare Health Plans	Managed Health
Inc.	Care	0.8
Rockwood Holdings Inc.	Specialty Chemicals	0.7
Cooper Cos Inc.	Health Care
	Supplies	0.7
Kennametal Inc.	Industrial
	Machinery	0.7
Cubist Pharmaceuticals
Inc.	Biotechnology	0.7
Health Net Inc.	Managed Health
	Care	0.7
United Rentals Inc.	Trading Companies
	& Distributors	0.7
ProAssurance Corp.	Property & Casualty
	Insurance	0.7
Top Ten		7.3%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated January 26, 2012, and represents estimated costs for the current fiscal year. For the six months ended March 31, 2012, the annualized expense ratio was 0.38%.

8

Strategic Small-Cap Equity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): April 24, 2006, Through March 31, 2012

Note: For 2012, performance data reflect the six months ended March 31, 2012.

Average Annual Total Returns: Periods Ended March 31, 2012

	Inception	One	Five	Since
	Date	Year	Years	Inception
Strategic Small-Cap Equity Fund	4/24/2006	2.03%	1.17%	2.11%

See Financial Highlights for dividend and capital gains information.

9

Strategic Small-Cap Equity Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (99.4%)[1]
Consumer Discretionary (13.5%)
	Foot Locker Inc.	69,100	2,146
*	Coinstar Inc.	29,300	1,862
	Dillard’s Inc. Class A	29,150	1,837
	Brinker International Inc.	64,700	1,783
*	Express Inc.	70,000	1,749
*	Liz Claiborne Inc.	126,200	1,686
	Domino’s Pizza Inc.	45,300	1,644
*	Tempur-Pedic
	International Inc.	18,240	1,540
*	Pier 1 Imports Inc.	79,100	1,438
*	ANN Inc.	49,100	1,406
	Sinclair Broadcast
	Group Inc. Class A	119,604	1,323
*	Corinthian Colleges Inc.	319,100	1,321
^	Weight Watchers
	International Inc.	16,900	1,305
	Dana Holding Corp.	79,600	1,234
*	Journal Communications
	Inc. Class A	214,075	1,205
	Movado Group Inc.	46,000	1,129
*	Sally Beauty Holdings Inc.	45,000	1,116
	Williams-Sonoma Inc.	28,518	1,069
	Regal Entertainment
	Group Class A	75,600	1,028
*	Crocs Inc.	42,900	897
*	Tenneco Inc.	22,000	817
*	Biglari Holdings Inc.	1,947	784
	Standard Motor
	Products Inc.	44,000	781
*	iRobot Corp.	27,800	758
	DSW Inc. Class A	11,600	635
	Oxford Industries Inc.	12,500	635
	Ameristar Casinos Inc.	31,900	594
*	Papa John’s
	International Inc.	13,615	513
	Buckle Inc.	10,000	479
*	Cheesecake Factory Inc.	15,200	447

			Market
			Value
		Shares	($000)
	Cato Corp. Class A	11,000	304
*	Vitamin Shoppe Inc.	5,500	243
	Ulta Salon Cosmetics
	& Fragrance Inc.	2,600	242
			35,950
Consumer Staples (3.2%)
*	Rite Aid Corp.	867,100	1,509
*	Boston Beer Co. Inc.
	Class A	14,000	1,495
	B&G Foods Inc. Class A	66,000	1,486
*	Susser Holdings Corp.	55,100	1,414
	Nu Skin Enterprises Inc.
	Class A	16,500	956
*	Elizabeth Arden Inc.	21,900	766
	Coca-Cola Bottling Co.
	Consolidated	7,400	464
	Herbalife Ltd.	2,800	193
*	National Beverage Corp.	8,800	141
			8,424
Energy (6.0%)
*	CVR Energy Inc.	66,900	1,790
*	Rosetta Resources Inc.	35,600	1,736
*	Helix Energy
	Solutions Group Inc.	90,300	1,607
*	Stone Energy Corp.	52,300	1,495
	Delek US Holdings Inc.	83,700	1,298
	W&T Offshore Inc.	61,200	1,290
	HollyFrontier Corp.	33,634	1,081
*	Energy Partners Ltd.	62,300	1,035
	Crosstex Energy Inc.	63,600	899
	RPC Inc.	84,675	898
	Western Refining Inc.	43,300	815
*	Parker Drilling Co.	77,100	460
*	Gulfport Energy Corp.	14,300	417
*	Newpark Resources Inc.	38,000	311
*	Superior Energy
	Services Inc.	9,450	249
*	Hercules Offshore Inc.	42,000	199
*	Swift Energy Co.	6,700	195

10

Strategic Small-Cap Equity Fund

			Market
			Value
		Shares	($000)
*	Tetra Technologies Inc.	16,300	154
*	Energy XXI Bermuda Ltd.	3,800	137
*	Cloud Peak Energy Inc.	4,200	67
			16,133
Financials (21.2%)
	ProAssurance Corp.	21,600	1,903
*	Credit Acceptance Corp.	16,310	1,648
	Nelnet Inc. Class A	62,248	1,613
	RLI Corp.	22,100	1,583
	Bank of the Ozarks Inc.	49,400	1,544
	CVB Financial Corp.	130,100	1,527
	Cash America
	International Inc.	31,613	1,515
	Allied World Assurance Co.
	Holdings AG	21,400	1,470
	NBT Bancorp Inc.	62,914	1,389
	Taubman Centers Inc.	18,500	1,350
*	World Acceptance Corp.	21,600	1,323
	Webster Financial Corp.	52,530	1,191
*	CNO Financial Group Inc.	150,300	1,169
	Erie Indemnity Co. Class A	14,600	1,138
	Extra Space Storage Inc.	38,300	1,103
	CBL & Associates
	Properties Inc.	57,800	1,094
	Douglas Emmett Inc.	46,700	1,065
	Post Properties Inc.	22,200	1,040
	Southside Bancshares Inc.	45,820	1,013
	1st Source Corp.	40,596	993
	Entertainment
	Properties Trust	20,900	969
	MarketAxess Holdings Inc.	25,800	962
	Prosperity Bancshares Inc.	20,700	948
	WesBanco Inc.	46,911	945
	Omega Healthcare
	Investors Inc.	43,600	927
	Apartment Investment
	& Management Co.	35,000	924
*	American Capital Ltd.	100,000	867
*	Forest City Enterprises Inc.
	Class A	54,700	857
	Brandywine Realty Trust	74,400	854
*	Strategic Hotels
	& Resorts Inc.	129,700	853
	National Health
	Investors Inc.	17,100	834
	Meadowbrook
	Insurance Group Inc.	88,400	825
	Lexington Realty Trust	91,700	824
	Sun Communities Inc.	19,000	823
	Amtrust Financial
	Services Inc.	30,500	820
	Oritani Financial Corp.	55,800	819
	CubeSmart	68,600	816
*	First Industrial
	Realty Trust Inc.	65,900	814

			Market
			Value
		Shares	($000)
	Highwoods Properties Inc.	23,700	790
	DCT Industrial Trust Inc.	132,700	783
	Provident Financial
	Services Inc.	52,500	763
	Colonial Properties Trust	34,070	740
	Inland Real Estate Corp.	80,400	713
	City Holding Co.	20,200	701
	First Citizens
	BancShares Inc. Class A	3,800	694
	DDR Corp.	45,100	658
	Ramco-Gershenson
	Properties Trust	53,800	657
	First Financial Corp.	20,400	648
	Trustmark Corp.	23,222	580
	Cedar Realty Trust Inc.	112,700	577
	National Retail
	Properties Inc.	21,100	574
*	Rouse Properties Inc.	38,200	517
	Mack-Cali Realty Corp.	16,500	476
	Chemical Financial Corp.	18,000	422
	Washington Federal Inc.	24,500	412
	Republic Bancorp Inc.
	Class A	16,200	388
*	Ezcorp Inc. Class A	11,600	377
	Oriental Financial
	Group Inc.	30,758	372
	Camden Property Trust	5,400	355
	ViewPoint Financial Group	22,950	353
	FBL Financial Group Inc.
	Class A	8,000	270
	Fulton Financial Corp.	24,700	259
	Protective Life Corp.	8,500	252
	Community Trust
	Bancorp Inc.	6,600	212
	Cardinal Financial Corp.	17,700	200
	Essex Property Trust Inc.	1,000	152
	MainSource Financial
	Group Inc.	11,200	135
	GAMCO Investors Inc.	2,200	109
	BRE Properties Inc.	1,500	76
	Washington Trust
	Bancorp Inc.	3,000	72
	Advance America Cash
	Advance Centers Inc.	6,730	71
			56,710
Health Care (11.8%)
*	WellCare Health Plans Inc.	29,000	2,085
	Cooper Cos. Inc.	23,800	1,945
*	Cubist Pharmaceuticals Inc.	44,700	1,933
*	Health Net Inc.	48,300	1,919
*	Par Pharmaceutical Cos. Inc.	45,500	1,762
*	Pharmacyclics Inc.	59,700	1,657
*	Magellan Health
	Services Inc.	30,500	1,489

11

Strategic Small-Cap Equity Fund

			Market
			Value
		Shares	($000)
*	Charles River Laboratories
	International Inc.	41,100	1,483
*	Molina Healthcare Inc.	41,709	1,403
*	Team Health Holdings Inc.	65,800	1,353
*	Cepheid Inc.	30,300	1,267
*	Questcor
	Pharmaceuticals Inc.	33,300	1,253
	PDL BioPharma Inc.	196,000	1,245
*	LifePoint Hospitals Inc.	30,700	1,211
*	Arthrocare Corp.	43,700	1,173
*	Medicines Co.	57,300	1,150
*	Auxilium
	Pharmaceuticals Inc.	59,200	1,099
	Chemed Corp.	16,900	1,059
*	AVEO Pharmaceuticals Inc.	80,668	1,001
*	Centene Corp.	16,900	828
	National Healthcare Corp.	17,700	806
*	Health Management
	Associates Inc. Class A	117,000	786
*	Thoratec Corp.	16,400	553
*	Greatbatch Inc.	13,600	333
*	Acorda Therapeutics Inc.	9,400	250
*	Salix Pharmaceuticals Ltd.	3,100	163
*	Genomic Health Inc.	4,500	138
	Atrion Corp.	500	105
*	Enzon Pharmaceuticals Inc.	13,600	93
*	RTI Biologics Inc.	16,000	59
			31,601
Industrials (16.8%)
	Kennametal Inc.	43,500	1,937
*	United Rentals Inc.	44,500	1,909
*	WESCO International Inc.	27,700	1,809
*	Alaska Air Group Inc.	48,800	1,748
	Toro Co.	21,600	1,536
	Applied Industrial
	Technologies Inc.	37,200	1,530
	Amerco Inc.	14,500	1,530
	Barnes Group Inc.	56,700	1,492
*	JetBlue Airways Corp.	299,600	1,465
	Sauer-Danfoss Inc.	30,400	1,429
*	Colfax Corp.	38,500	1,357
*	Moog Inc. Class A	31,299	1,342
*	Kadant Inc.	54,285	1,293
*	EnerSys	37,176	1,288
	Albany International Corp.	55,100	1,265
*	Generac Holdings Inc.	50,900	1,250
	Cascade Corp.	24,691	1,238
	NACCO Industries Inc.
	Class A	10,342	1,203
*	Navigant Consulting Inc.	85,300	1,187
	Armstrong World
	Industries Inc.	23,200	1,131
	Deluxe Corp.	48,000	1,124
*	Corrections Corp.
	of America	40,500	1,106

			Market
			Value
		Shares	($000)
	Gardner Denver Inc.	16,700	1,052
	Belden Inc.	27,700	1,050
*	Huron Consulting
	Group Inc.	27,138	1,019
	Steelcase Inc. Class A	103,300	992
	Ryder System Inc.	18,400	972
	Actuant Corp. Class A	31,500	913
*	Trimas Corp.	37,800	846
	Cubic Corp.	16,600	785
*	Dollar Thrifty Automotive
	Group Inc.	9,345	756
	Douglas Dynamics Inc.	45,479	625
*	Exponent Inc.	12,000	582
	Standex International Corp.	12,800	527
	Werner Enterprises Inc.	18,900	470
*	InnerWorkings Inc.	38,900	453
	McGrath Rentcorp	12,100	389
	Primoris Services Corp.	23,600	379
*	US Airways Group Inc.	48,400	367
*	ICF International Inc.	14,000	355
*	Pacer International Inc.	41,300	261
	United Stationers Inc.	8,200	254
	FreightCar America Inc.	11,100	250
	Aircastle Ltd.	13,700	168
	HEICO Corp. Class A	3,125	125
	HEICO Corp.	2,375	123
			44,882
Information Technology (17.3%)
*	Gartner Inc.	50,200	2,141
	Diebold Inc.	46,800	1,803
*	CACI International Inc.
	Class A	28,900	1,800
*	Brocade Communications
	Systems Inc.	307,300	1,767
*	Cadence Design
	Systems Inc.	145,800	1,726
	Fair Isaac Corp.	39,300	1,725
*	Tech Data Corp.	31,400	1,704
*	Kulicke & Soffa
	Industries Inc.	136,900	1,702
	MercadoLibre Inc.	17,000	1,662
*	Anixter International Inc.	22,200	1,610
	MAXIMUS Inc.	37,666	1,532
*	Liquidity Services Inc.	33,704	1,510
*	Cardtronics Inc.	57,400	1,507
*	Insight Enterprises Inc.	67,348	1,477
*	GT Advanced
	Technologies Inc.	158,700	1,312
*	Entegris Inc.	140,300	1,310
*	Unisys Corp.	64,712	1,276
*	MicroStrategy Inc. Class A	8,400	1,176
*	Spansion Inc. Class A	89,100	1,085
*	Teradyne Inc.	61,531	1,039
	OPNET	34,200	992
*	Newport Corp.	54,000	957

12

Strategic Small-Cap Equity Fund

			Market
			Value
		Shares	($000)
*	OSI Systems Inc.	15,100	926
*	Manhattan Associates Inc.	18,500	879
*	Lattice Semiconductor
	Corp.	126,200	812
*	Brightpoint Inc.	96,900	780
*	CommVault Systems Inc.	15,700	779
	Cypress
	Semiconductor Corp.	47,400	741
*	SYNNEX Corp.	18,900	721
*	Synaptics Inc.	19,500	712
*	Quantum Corp.	266,700	699
	MKS Instruments Inc.	22,600	667
*	Veeco Instruments Inc.	22,100	632
	Plantronics Inc.	13,800	556
*	TeleTech Holdings Inc.	34,500	556
*	Kemet Corp.	58,800	550
*	Plexus Corp.	14,500	507
*	Silicon Graphics
	International Corp.	41,500	402
	NIC Inc.	27,100	329
*	QLogic Corp.	17,000	302
	Mantech International Corp.
	Class A	8,325	287
*	Novellus Systems Inc.	5,400	270
	Blackbaud Inc.	7,700	256
*	Stamps.com Inc.	9,100	254
	Pulse Electronics Corp.	89,800	225
*	TeleNav Inc.	25,400	178
	Heartland Payment
	Systems Inc.	4,000	115
*	DSP Group Inc.	13,700	91
*	Ancestry.com Inc.	3,000	68
*	Websense Inc.	3,000	63
			46,170
Materials (5.7%)
*	Rockwood Holdings Inc.	38,100	1,987
	Buckeye Technologies Inc.	45,100	1,532
*	LSB Industries Inc.	38,800	1,510
	Cytec Industries Inc.	24,400	1,483
	Domtar Corp.	15,200	1,450
*	TPC Group Inc.	30,300	1,340
	Myers Industries Inc.	90,500	1,335
	Neenah Paper Inc.	35,244	1,048
*	Coeur d’Alene Mines Corp.	30,900	734
	NewMarket Corp.	3,600	675
	Westlake Chemical Corp.	10,300	667
	Koppers Holdings Inc.	16,200	625
	Haynes International Inc.	9,400	595
*	Graphic Packaging
	Holding Co.	39,400	217
*	WR Grace & Co.	2,300	133
			15,331

		Market
		Value
	Shares	($000)
Telecommunication Services (0.6%)
* Vonage Holdings Corp.	393,200	869
* Premiere Global
Services Inc.	42,000	380
Consolidated
Communications
Holdings Inc.	15,200	298
		1,547
Utilities (3.3%)
WGL Holdings Inc.	35,700	1,453
PNM Resources Inc.	79,100	1,448
Portland General
Electric Co.	42,800	1,069
NorthWestern Corp.	28,900	1,025
Laclede Group Inc.	26,000	1,014
Avista Corp.	37,300	954
Vectren Corp.	17,700	514
Cleco Corp.	11,200	444
El Paso Electric Co.	11,700	380
MGE Energy Inc.	7,700	342
CH Energy Group Inc.	1,500	100
		8,743
Total Common Stocks
(Cost $222,959)		265,491
Temporary Cash Investments (1.2%)[1]
Money Market Fund (1.1%)
[2,3] Vanguard Market
Liquidity Fund, 0.123%	2,915,253	2,915

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.1%)
[4,5] Freddie Mac Discount
Notes, 0.100%, 4/30/12	200	200
Total Temporary Cash Investments
(Cost $3,115)		3,115
Total Investments (100.6%)
(Cost $226,074)		268,606
Other Assets and Liabilities (-0.6%)
Other Assets		1,194
Liabilities[3]		(2,855)
		(1,661)
Net Assets (100%)
Applicable to 12,632,684 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		266,945
Net Asset Value Per Share		$21.13

13

Strategic Small-Cap Equity Fund

At March 31, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	268,351
Undistributed Net Investment Income	88
Accumulated Net Realized Losses	(44,033)
Unrealized Appreciation (Depreciation)
Investment Securities	42,532
Futures Contracts	7
Net Assets	266,945

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $1,173,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.9% and 0.7%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $1,201,000 of collateral received for securities on loan.
4 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury in exchange for senior preferred stock.
5 Securities with a value of $200,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

14

Strategic Small-Cap Equity Fund

Statement of Operations

Six Months Ended
March 31, 2012
($000)
Investment Income
Income
Dividends	1,882
Interest[1]	2
Security Lending	69
Total Income	1,953
Expenses
The Vanguard Group—Note B
Investment Advisory Services	108
Management and Administrative	330
Marketing and Distribution	30
Custodian Fees	7
Shareholders’ Reports	3
Total Expenses	478
Net Investment Income	1,475
Realized Net Gain (Loss)
Investment Securities Sold	8,257
Futures Contracts	136
Realized Net Gain (Loss)	8,393
Change in Unrealized Appreciation (Depreciation)
Investment Securities	54,297
Futures Contracts	90
Change in Unrealized Appreciation (Depreciation)	54,387
Net Increase (Decrease) in Net Assets Resulting from Operations	64,255
1 Interest income from an affiliated company of the fund was $1,000.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Strategic Small-Cap Equity Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,475	2,186
Realized Net Gain (Loss)	8,393	27,197
Change in Unrealized Appreciation (Depreciation)	54,387	(41,074)
Net Increase (Decrease) in Net Assets Resulting from Operations	64,255	(11,691)
Distributions
Net Investment Income	(2,511)	(1,572)
Realized Capital Gain	—	—
Total Distributions	(2,511)	(1,572)
Capital Share Transactions
Issued	26,876	142,411
Issued in Lieu of Cash Distributions	2,343	1,479
Redeemed	(47,009)	(85,734)
Net Increase (Decrease) from Capital Share Transactions	(17,790)	58,156
Total Increase (Decrease)	43,954	44,893
Net Assets
Beginning of Period	222,991	178,098
End of Period[1]	266,945	222,991
1 Net Assets—End of Period includes undistributed net investment income of $88,000 and $1,124,000.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Strategic Small-Cap Equity Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2012	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$16.44	$16.53	$14.32	$16.60	$21.28	$19.04
Investment Operations
Net Investment Income	.120	.176	.154	.145	.160	.220
Net Realized and Unrealized Gain (Loss)
on Investments	4.766	(.126)	2.216	(2.257)	(4.479)	2.170
Total from Investment Operations	4.886	.050	2.370	(2.112)	(4.319)	2.390
Distributions
Dividends from Net Investment Income	(.196)	(.140)	(.160)	(.168)	(.210)	(.150)
Distributions from Realized Capital Gains	—	—	—	—	(.151)	—
Total Distributions	(.196)	(.140)	(.160)	(.168)	(.361)	(.150)
Net Asset Value, End of Period	$21.13	$16.44	$16.53	$14.32	$16.60	$21.28

Total Return[1]	29.90%	0.20%	16.70%	-12.48%	-20.50%	12.58%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$267	$223	$178	$165	$200	$257
Ratio of Total Expenses to
Average Net Assets	0.38%	0.38%	0.43%	0.43%	0.38%	0.38%
Ratio of Net Investment Income to
Average Net Assets	1.17%	0.89%	0.98%	1.18%	0.83%	1.07%
Portfolio Turnover Rate	59%	64%	66%	76%	99%	73%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Strategic Small-Cap Equity Fund

Notes to Financial Statements

Vanguard Strategic Small-Cap Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2008–2011), and for the period ended March 31, 2012, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

18

Strategic Small-Cap Equity Fund

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2012, the fund had contributed capital of $40,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of March 31, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	265,491	—	—
Temporary Cash Investments	2,915	200	—
Futures Contracts—Assets[1]	2	—	—
Futures Contracts—Liabilities[1]	(8)	—	—
Total	268,400	200	—
1 Represents variation margin on the last day of the reporting period.

D. At March 31, 2012, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini Russell 2000 Index	June 2012	16	1,324	7

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

19

Strategic Small-Cap Equity Fund

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at September 30, 2011, the fund had available capital loss carryforwards totaling $52,387,000 to offset future net capital gains of $3,915,000 through September 30, 2017, and $48,472,000 through September 30, 2018. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending September 30, 2012; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At March 31, 2012, the cost of investment securities for tax purposes was $226,074,000. Net unrealized appreciation of investment securities for tax purposes was $42,532,000, consisting of unrealized gains of $50,248,000 on securities that had risen in value since their purchase and $7,716,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended March 31, 2012, the fund purchased $73,725,000 of investment securities and sold $92,091,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2012	September 30, 2011
	Shares	Shares
	(000)	(000)
Issued	1,373	7,150
Issued in Lieu of Cash Distributions	128	79
Redeemed	(2,434)	(4,435)
Net Increase (Decrease) in Shares Outstanding	(933)	2,794

H. In preparing the financial statements as of March 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

20

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

21

Six Months Ended March 31, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Strategic Small-Cap Equity Fund	9/30/2011	3/31/2012	Period
Based on Actual Fund Return	$1,000.00	$1,299.00	$2.18
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.10	1.92

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.38%. The dollar amounts shown as “Expenses Paid” are equal to the expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Strategic Small-Cap Equity Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Equity Investment Group—serves as the investment advisor to the fund. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management since its inception in 2006, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Equity Investment Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the fund’s performance since inception, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that the advisor has carried out the fund’s investment strategy in disciplined fashion, and that the fund has outperformed its benchmark and peer group over the most recent one-year period; over the longer term, however, the fund has either underperformed or only modestly outperformed its benchmark and peer group. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the fund’s low-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

23

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

24

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

25

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
The Conference Board.
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the	Amy Gutmann
Board. Principal Occupation(s) During the Past Five	Born 1949. Trustee Since June 2006. Principal
Years: Chairman of the Board of The Vanguard Group,	Occupation(s) During the Past Five Years: President
Inc., and of each of the investment companies served	of the University of Pennsylvania; Christopher H.
by The Vanguard Group, since January 2010; Director	Browne Distinguished Professor of Political Science
of The Vanguard Group since 2008; Chief Executive	in the School of Arts and Sciences with secondary
Officer and President of The Vanguard Group and of	appointments at the Annenberg School for Commu-
each of the investment companies served by The	nication and the Graduate School of Education
Vanguard Group since 2008; Director of Vanguard	of the University of Pennsylvania; Director of
Marketing Corporation; Managing Director of The	Carnegie Corporation of New York, Schuylkill River
Vanguard Group (1995–2008).	Development Corporation, and Greater Philadelphia
Chamber of Commerce; Trustee of the National
Constitution Center; Chair of the Presidential
Independent Trustees	Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen
Emerson U. Fullwood	Born 1950. Trustee Since July 1998. Principal
Born 1948. Trustee Since January 2008. Principal	Occupation(s) During the Past Five Years: Corporate
Occupation(s) During the Past Five Years: Executive	Vice President and Chief Global Diversity Officer
Chief Staff and Marketing Officer for North America	(retired 2008) and Member of the Executive
and Corporate Vice President (retired 2008) of Xerox	Committee (1997–2008) of Johnson & Johnson
Corporation (document management products and	(pharmaceuticals/medical devices/consumer
services); Executive in Residence and 2010	products); Director of Skytop Lodge Corporation
Distinguished Minett Professor at the Rochester	(hotels), the University Medical Center at Princeton,
Institute of Technology; Director of SPX Corporation	the Robert Wood Johnson Foundation, and the Center
(multi-industry manufacturing), the United Way of	for Talent Innovation; Member of the Advisory Board
Rochester, Amerigroup Corporation (managed health	of the Maxwell School of Citizenship and Public Affairs
care), the University of Rochester Medical Center,	at Syracuse University.
Monroe Community College Foundation, and North
Carolina A&T University.	F. Joseph Loughrey
Born 1949. Trustee Since October 2009. Principal
Rajiv L. Gupta	Occupation(s) During the Past Five Years: President
Born 1945. Trustee Since December 2001.[2]	and Chief Operating Officer (retired 2009) of Cummins
Principal Occupation(s) During the Past Five Years:	Inc. (industrial machinery); Director of SKF AB
Chairman and Chief Executive Officer (retired 2009)	(industrial machinery), Hillenbrand, Inc. (specialized
and President (2006–2008) of Rohm Haas Co.	consumer services), the Lumina Foundation for
(chemicals); Director of Tyco International, Ltd.
(diversified manufacturing and services), Hewlett-
Packard Co. (electronic computer manufacturing),

Education, and Oxfam America; Chairman of the	Executive Officers
Advisory Council for the College of Arts and Letters
and Member of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies at the University	Born 1967. Controller Since July 2010. Principal
of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation;
Alfred M. Rankin, Jr.	Principal of The Vanguard Group (1997–2006).
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Vanguard Senior ManagementTeam
Industries, Inc. (forklift trucks/housewares/lignite);
Director of Goodrich Corporation (industrial products/	Mortimer J. Buckley	Michael S. Miller
aircraft systems and services) and the National	Kathleen C. Gubanich	James M. Norris
Association of Manufacturers; Chairman of the Board	Paul A. Heller	Glenn W. Reed
of the Federal Reserve Bank of Cleveland and of	Martha G. King	George U. Sauter
University Hospitals of Cleveland; Advisory Chairman	Chris D. McIsaac
of the Board of The Cleveland Museum of Art.

Peter F. Volanakis	Chairman Emeritus and Senior Advisor
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President	John J. Brennan
and Chief Operating Officer (retired 2010) of Corning	Chairman, 1996–2009
Incorporated (communications equipment); Director	Chief Executive Officer and President, 1996–2008
of SPX Corporation (multi-industry manufacturing);
Overseer of the Amos Tuck School of Business	Founder
Administration at Dartmouth College; Advisor to the
Norris Cotton Cancer Center.	John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2012 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6152 052012

Item 2:

Not Applicable.

Item 3:

Not Applicable.

Item 4: Principal Accountant Fees and Services.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD HORIZON FUNDS

/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: May 22, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD HORIZON FUNDS

/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: May 22, 2012

VANGUARD HORIZON FUNDS

/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: May 22, 2012

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on March 27, 2012 see file Number 2-11444, Incorporated by Reference.